Listing Report:Supplement No. 58 dated Sep 21, 2009 to Prospectus dated Jul 13, 2009
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Jul 13, 2009 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Jul 13, 2009 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 317751
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.22%	Starting borrower rate/APR:	31.22% / 33.62%	Starting monthly payment:	$301.86

Auction yield range:	11.18% - 30.22%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.46%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Feb-1990	Debt/Income ratio:	33%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	7 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	35	Length of status:	2y 8m
Amount delinquent:	$0	Revolving credit balance:	$9,213	Occupation:	Nurse's Aide
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	69%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	36	Homeownership:	No
Inquiries last 6m:	0
Screen name:	brendalized	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
HELP ME BECOME AN LPN!!!
Purpose of loan:
This loan will be used to go to Nursing School to become an LPN and to pay off a couple credit cards.?

My financial situation:
I am a good candidate for this loan because I have a study job,all my bills are paid on time.?I have been in the healthcare field for over 25 years and have the background and the commitment to become an LPN and continue my work in Nursing Homes helping some of?our forgotten people.??

Monthly net income: $ 1500.00

Monthly expenses: $
??Housing: $250.00
??Insurance: $50.00
??Car expenses: $100.00
??Utilities: $ 150.00
??Phone, cable, internet: $ 100.00
??Food, entertainment: $ 150.00
??Clothing, household expenses $100.00?
??Credit cards and other loans: $200.00?????????????????????????????????????????????? Total Expenses-- $1200.00
??Other expenses: $100.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417693
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.18%	Starting borrower rate/APR:	18.18% / 20.39%	Starting monthly payment:	$362.43

Auction yield range:	17.18% - 17.18%	Estimated loss impact:	25.95%
Lender servicing fee:	1.00%	Estimated return:	-8.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Apr-2003	Debt/Income ratio:	18%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	12 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	1y 10m
Amount delinquent:	$0	Revolving credit balance:	$24,462	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	92%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	gbimports	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	37 ( 100% )	640-660 (Latest)
Principal borrowed:	$10,000.00	< mo. late:	0 ( 0% )	600-620 (Aug-2008) 620-640 (Nov-2007) 620-640 (Jan-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	37
Description
pay off credit cards
Hinever late on payments?just? bought a house? with? fha? loan??credit? score? good?713 ?paid? of? 2? prosper loans? allready. will use this? money to close some? credit? card? debt with high interest rates
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417799
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$298.20

Auction yield range:	17.18% - 24.00%	Estimated loss impact:	35.88%
Lender servicing fee:	1.00%	Estimated return:	-11.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Sep-1996	Debt/Income ratio:	Not calculated
Credit score:	620-640 (Sep-2009)	Current / open credit lines:	8 / 10	Employment status:	Full-time employee
Now delinquent:	10	Total credit lines:	37	Length of status:	0y 3m
Amount delinquent:	$23,210	Revolving credit balance:	$10,464	Occupation:	Architect
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	90%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	15	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	paradraft	Borrower's state:	Texas	Borrower's group:	Rich Uncle
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	26 ( 93% )	620-640 (Latest)
Principal borrowed:	$11,000.00	< mo. late:	2 ( 7% )	600-620 (Apr-2007) 600-620 (Mar-2007) 600-620 (Feb-2007) 620-640 (Aug-2006)
Principal balance:	$3,156.01	1+ mo. late:	0 ( 0% )
Total payments billed:	28
Description
Architect paying off debt
Purpose of loan:
This loan will be used to pay off credit card debts and hospital debts from the birth of my second son.

My financial situation:
I am a good candidate for this loan because since June I have gained employment at $90,000 annually.? Before that I was self-employed and gathered some debts due to the economy.? But now I have a steady income stream and am paying off debts.? I also have a perfect track record on prosper, please see my previous loan.

Monthly net income: $ $7,500

Monthly expenses: $
??Housing: $ $1,650
??Insurance: $ 300
??Car expenses: $ 800
??Utilities: $ 300
??Phone, cable, internet: $ 60
??Food, entertainment: $?400
??Clothing, household expenses $ 400
??Credit cards and other loans: $ 3000
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421667
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Apr-2006	Debt/Income ratio:	36%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	12	Length of status:	2y 10m
Amount delinquent:	$0	Revolving credit balance:	$5,180	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	27%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	4
Screen name:	SecFor2005	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	660-680 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	640-660 (Jul-2008) 580-600 (Feb-2008) 520-540 (Jul-2007)
Principal balance:	$3,392.62	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
Paying of Debt and Home Improvemnet
Purpose of loan:
This loan will be used to pay of some Credit Cards and get some applainces for the house we are trying to get.

My financial situation:
I am a good candidate for this loan because I have a secure job that pays me monthly and I have a part time job. I am and have been current on all my loan payments and credit card payments.

Monthly net income: $ 2,100.00
Monthly expenses: $?1,200
??Insurance: $ 200.00
??Car expenses: $100.00
??Phone, cable, internet: $200.00
??Food, entertainment: $ 50.00
??Clothing, household expenses $50.00
??Credit cards and other loans: $ 600.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421899
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	21.01%	Starting borrower rate/APR:	22.01% / 25.84%	Starting monthly payment:	$38.20

Auction yield range:	8.18% - 21.01%	Estimated loss impact:	6.99%
Lender servicing fee:	1.00%	Estimated return:	14.02%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Oct-1979	Debt/Income ratio:	30%
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	4y 6m
Amount delinquent:	$0	Revolving credit balance:	$11,118	Occupation:	Tradesman - Mechani...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	47%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	okiemechanic	Borrower's state:	Oklahoma	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	18 ( 100% )	680-700 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	620-640 (Aug-2009) 700-720 (Jul-2009) 700-720 (May-2009) 620-640 (Mar-2008)
Principal balance:	$2,806.08	1+ mo. late:	0 ( 0% )
Total payments billed:	18
Description
Much Needed Vacation!
Purpose of loan:
This loan will be used to??take advantage of a friend's offer for a relatively low-cost vacation.

My financial situation:
I am a good candidate for this loan because? I have sufficient income to meet my obligations, and my wife's income is about $12,000.00 per year before taxes.? The income and expenses below reflect MY personal income and MY half of our joint expenses.?

Monthly net income: $ 2,494.00

Monthly expenses: $?1,212.00
??Housing: $?207
??Insurance: $?20
??Car expenses: $?200
??Utilities: $?100
??Phone, cable, internet: $?60
??Food, entertainment: $?200
??Clothing, household expenses $ 100
??Credit cards and other loans: $?250
??Other expenses: $ 75
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421917
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,200.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$189.99

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-1999	Debt/Income ratio:	21%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	11	Length of status:	1y 2m
Amount delinquent:	$0	Revolving credit balance:	$2,430	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	91%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	Jermainekm	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	640-660 (Latest)
Principal borrowed:	$1,500.00	< mo. late:	0 ( 0% )	620-640 (Jul-2008) 620-640 (May-2008)
Principal balance:	$1,078.87	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
Cleaning credit card debt.
Purpose of loan:
I'm asking for this loan to consolidate a few? credit cards and my other prosper loan.? As you can see, my first prosper loan hasn't seen issues of repayment.? I'm confident, that this loan will be the same.? I'd rather pay you guys?"people like myself" rather than US Bank, Discover, and Capital One.? I'm getting away from changing interest rates and the minimum payment temptations (I'll admit it).? I'm asking you guys for your help again.?
for your help.

My financial situation:
I have a very stable job that pays well.? (The same?job I was starting when I got my first loan, and it's going?very well!!!? I?am a good candidate for this loan because I have maintained a stable credit since I have?gotten my head on straight and been stable.

Credit Score:
(Wow, not sure why I have an HR, my score is better since the first loan, when I had a "D")
My score is 693 with?Transunion by?the way.?

Monthly net income: $

$3200.00
(About $4000 before taxes and ins)

Monthly expenses: $
??Housing: $? 550
??Insurance: $? 120
??Car expenses: $? 318
??Utilities: $ 100
??Phone, cable, internet: $? 120
??Food, entertainment: $ 150
??Clothing, household expenses $ 20
??Credit cards and other loans: $ 300? (This is what we are?eliminating!!!!)
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422149
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.33%	Starting borrower rate/APR:	12.33% / 14.47%	Starting monthly payment:	$166.86

Auction yield range:	4.18% - 11.33%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.19%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	May-1999	Debt/Income ratio:	15%
Credit score:	720-740 (Aug-2009)	Current / open credit lines:	16 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	31	Length of status:	8y 8m
Amount delinquent:	$0	Revolving credit balance:	$27,688	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	56%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	mysteryman	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
READY TO INVEST
Purpose of loan:
This loan will be used to?buy?stocks in currently undervalued companies.
My financial situation:
I am a good candidate for this loan because I HAVE ALWAYS PUT MY CREDITORS FIRST AND I HAVE NEVER DEFALTED ON ANY OF MY CREDITORS

I am seeking a loan from Prosper because I have been unfortunately turned down by the banks in my?area for a loan for this purpose. The banks that I?visited indicated that my debt to income ratio was to high even though I have good credit.

In the event that potential investments do not go as expected, I will use the assets that I have to make any potential investor that would be willing to help me out with my loan whole again prior to the end of the 3 year period.

The assets I own (other than my?primary residence)?are listed below.

Life Insurance (Cash Value):??????????$ 14,892
401K Plan:?????????????????????????????????? $ 25,672
Stock Securities:????????????????????????? $ 10,000

Total Assets: ???? ??????????????????????? ? $ 50,654

It is my intention to do whatever it takes to repay this loan and to build a long term relationship with the potential lenders at Propsper.com.

Please consider my request for the above referenced loan. You won't be disappointed.

v/R,

PJJ

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422625
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.2%

Starting lender yield:	21.53%	Starting borrower rate/APR:	22.53% / 24.80%	Starting monthly payment:	$576.98

Auction yield range:	8.18% - 21.53%	Estimated loss impact:	6.71%
Lender servicing fee:	1.00%	Estimated return:	14.82%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jan-1977	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	820-840 (Sep-2009)	Current / open credit lines:	13 / 12	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	51	Length of status:	7y 11m
Amount delinquent:	$0	Revolving credit balance:	$4,488	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	9%	Stated income:	$100,000+
Delinquencies in last 7y:	7	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	bold-unique-payout	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Investing
I will use the loan to primarily invest in stocks. I can easily make monthly payments as my commission income is over $10,000 a month.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423099
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.18%	Starting borrower rate/APR:	18.18% / 20.39%	Starting monthly payment:	$434.91

Auction yield range:	17.18% - 17.18%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jun-2006	Debt/Income ratio:	37%
Credit score:	740-760 (Sep-2009)	Current / open credit lines:	7 / 6	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	14	Length of status:	1y 2m
Amount delinquent:	$0	Revolving credit balance:	$1,942	Occupation:	Student - College S...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	9%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	4
Screen name:	purposeful-peace5	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
help pay for last year of college
Purpose of loan:
This loan will be used to help me pay for my last year in college (my senior year) at "DePaul University" in Chicago/Linkin Park, Illinois

My financial situation:
I am a good candidate for this loan because i have a credit score of 740; i own 5 credit cards, with no carried balances on any of them except for a small amount on one of them where i paid for school last school year for a few hundred dollars. i live with my parents, so all the money i make is for my own use as i don't really pay that many bills (except a $50 cell phone bill). I have never been late once on a credit card bill, cell phone bill, car insurance payment, or any other bills that I have had in the past. I currently hold a part time job as a bank teller (about 30 hours/week) along with going to school full time for my last and final year!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423983
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,900.00	Prosper Rating:	B
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	6.18%	Starting borrower rate/APR:	7.18% / 9.25%	Starting monthly payment:	$275.54

Auction yield range:	6.18% - 6.18%	Estimated loss impact:	5.08%
Lender servicing fee:	1.00%	Estimated return:	1.10%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Nov-2000	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	740-760 (Sep-2009)	Current / open credit lines:	9 / 9	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	14	Length of status:	5y 8m
Amount delinquent:	$0	Revolving credit balance:	$20,567	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	12%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	yan201	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
BT offer expiring , need to pay off
Purpose of loan:
A c.c 0% balance transfer offer expiring, total balance $15000. I can pay $5000 off, I need help to pay the rest off before the interest jump to 14%

My financial situation:
I have a successful IT consulting business. I plan to pay the loan off within 6 month.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424233
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	33.23%	Starting borrower rate/APR:	34.23% / 36.67%	Starting monthly payment:	$179.21

Auction yield range:	17.18% - 33.23%	Estimated loss impact:	19.96%
Lender servicing fee:	1.00%	Estimated return:	13.27%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Nov-1998	Debt/Income ratio:	17%
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	13	Length of status:	4y 4m
Amount delinquent:	$0	Revolving credit balance:	$5,033	Occupation:	Laborer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	dynamic-transparency	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Debt
Purpose of loan:
This loan will be used to payoff the last 2 credit cards I have for me to be debt free.? The 1st card is with Bank of America with a balance of $1986.00 and has had a recent interest rate increase to 28.99% for no reason.? The 2nd card is with American Express with a balance of $1980.00 and has a lower interest rate of 12.99%.

My financial situation:
I am a good candidate for this loan because I have a stable income and have worked with the same company for 4 and a half years, and in the same industry for 9 and a half years.? I also own my own home, and have my two beautiful daughters depending on me to be debt free for their futures.

Monthly net income: $ $2600 Full Time Job
??????????????????????????????????? $900 Part time Job

Monthly expenses: $
??Housing: $ 1466
??Insurance: $ 105
??Car expenses: $ 400 (gas)
??Utilities: $ 100
??Phone, cable, internet: $ 100
??Food, entertainment: $ 400
??Clothing, household expenses $
??Credit cards and other loans: $ 525 (car loans) $ 132 (credit cards)
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424315
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$371.64

Auction yield range:	17.18% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Aug-1983	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	8 / 8	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	23	Length of status:	23y 4m
Amount delinquent:	$0	Revolving credit balance:	$29,714	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	86%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	motomech10	Borrower's state:	NewHampshire	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business expansion
I am seeking this loan to help expand my business. You can get more information about my business at www.irssports.com/prosper.htm The recent move to my new location has increased business substantially. But now I need more inventory! More specifically, I need more used machines to resell and part out. Since moving to my new location I am flooded with offers from people who want to sell and in some cases give me their machines. These are not just machines that are only good for their parts.But also some very motivated sellers with newer machines who are looking to sell them in most cases far below book value just to get rid of them. People in business know you make your money when you buy. So this loan will help me buy some of those better deals that I can sell quickly and make good money on. Recycle parts are big business, especially in these economic conditions. People are always looking for ways to save money. And the Internet allows me to sell parts to a global market. In some cases I will be given machines for free or little investment. People just want them out of their yards. These are machines with many good parts. We take them, strip the parts and sell them. In most cases we can sell them for half of what they would sell for new. Many items worth hundreds of dollars! Basically FREE MONEY!! I have many examples I can provide of us doing this. At our old location we were strictly new retail parts sales and we did just under $100,000 in 2008. We were on target to beat that this year before we moved. Now with the new location we are offering many more products and services and could come close to doubling last year?s sales. All home expenses are covered by wife?s income (she is a nurse), so all money the business makes goes right back into the business.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424451
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.50%	Starting borrower rate/APR:	10.50% / 12.85%	Starting monthly payment:	$48.75

Auction yield range:	4.18% - 9.50%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.37%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jul-2006	Debt/Income ratio:	16%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	16 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	5y 10m
Amount delinquent:	$0	Revolving credit balance:	$2,281	Occupation:	Food Service
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	9%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	gripper	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	700-720 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	700-720 (Aug-2009) 700-720 (Jul-2009) 600-620 (Jun-2008) 580-600 (May-2008)
Principal balance:	$1,705.82	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
Credit Cards
Purpose of loan:
Refinance Prosper loan at lower rate.

My financial situation:
Have cash deposits at banks and low expenses.

Monthly net income: $ 1500

Monthly expenses:?$1050

??Housing: $435
??Utilities: $?65
??Phone, cable, internet: $?50
??Food, entertainment: $ 450
??Clothing, household expenses $?50
? (Auto Expense paid by employer)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424793
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	17.18%	Starting borrower rate/APR:	18.18% / 20.39%	Starting monthly payment:	$90.61

Auction yield range:	17.18% - 17.18%	Estimated loss impact:	19.95%
Lender servicing fee:	1.00%	Estimated return:	-2.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Oct-2007	Debt/Income ratio:	10%
Credit score:	600-620 (Sep-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	6	Length of status:	1y 4m
Amount delinquent:	$0	Revolving credit balance:	$2,503	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	91%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	lysholm	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	600-620 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	0 ( 0% )	600-620 (May-2008)
Principal balance:	$2,375.91	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
Car Loan
Purpose of loan:
This loan will be used to? buy a reliable car.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425043
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.22%	Starting borrower rate/APR:	31.22% / 33.62%	Starting monthly payment:	$323.42

Auction yield range:	11.18% - 30.22%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.46%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Mar-1992	Debt/Income ratio:	6%
Credit score:	760-780 (Sep-2009)	Current / open credit lines:	6 / 4	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	22	Length of status:	6y 5m
Amount delinquent:	$63	Revolving credit balance:	$5,671	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	27%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	dough-brilliance2	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business Upgrade
Purpose of loan:
This loan will be used to buy an equipment for my business to increase clientele. I own a Med Spa and no matter how is the economy women always want to look grate. Our company exists since 2006. We are a Full Service Medical Spa and Wellness Center. ?We?re located in a strip mall directly across from one of the most concurrent shopping mall in South Florida metropolitan area where an affluent part of town usually frequents. ?Our retail location is A-type rated and we have secured a 10-year lease at this facility.? Our target clientele is 70% women and 30% male in their 30?s, 40?s, and early 50?s encompass by upper-middle-class career-person, Mr. or Ms. professional, or average middle-class career-person: Mr. or Ms. hard worker. ?My wife is responsible for the day-to-day operations of the clinic and I am responsible for the sales and marketing components. ?She has been a medical aesthetician involved in health and beauty sector for over 10 years and she has a deep understanding on how to cater to this selected audience of clients.?

My financial situation: ??

I am a good candidate for this loan because..

.
1. I have a very good full-time job (software engineer) earning?$96,000/yr?

2. My mortgage is only $1400

3. My car paid

4. My wife car is also paid

5. We only have $300 in utilities
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425055
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$904.72

Auction yield range:	14.18% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Mar-2004	Debt/Income ratio:	33%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	17 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	43	Length of status:	3y 10m
Amount delinquent:	$0	Revolving credit balance:	$24,028	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	39%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	loyalty-recorder	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying a New Business
Purpose of loan:
This loan will be used to Buy a new business which is a learning center with an annual revenue of $300,000. I have directed my savings, investments, and some grants into purchasing this business. The closing date is October first and I am 20k short. My biggest mistake was that I took some money from my credit lines and that Lowered my credit score from 720 to 660s! I have never missed any payment and my credit is very good. The only reason it went down is because of recent inquiries and recent debt that I transferred to purchase this business. This business has been out there for over 7 years and was profitable every year.

My financial situation:
I am a good candidate for this loan because I have experience running organizations like this and I am 100% sure I can make a great success out of this already profitable business! Even if the business doesn't do as well as expected, I have supporting income from the following sources every month:

1) Army Reaserves
2) Online Marketing business
3) HVAC drafting projects
4) NY Life insurance sales.

Please contact me for my Resume, Related experience, Business documents, and any other needs

Monthly net income: $ 6000 (Before Tax)

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 300
??Car expenses: $ 200
??Utilities: $ 150
??Phone, cable, internet: $ 150
??Food, entertainment: $ 100
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 500 (minimum Payment)
??Other expenses: $ 600

Regards

- AM
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425061
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	B
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	15.98%	Starting borrower rate/APR:	16.98% / 19.18%	Starting monthly payment:	$178.21

Auction yield range:	6.18% - 15.98%	Estimated loss impact:	5.28%
Lender servicing fee:	1.00%	Estimated return:	10.70%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	May-1980	Debt/Income ratio:	34%
Credit score:	740-760 (Sep-2009)	Current / open credit lines:	29 / 27	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	42	Length of status:	2y 0m
Amount delinquent:	$0	Revolving credit balance:	$17,521	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	56%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	velocity-speaker	Borrower's state:	NewHampshire	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off vehicle and pay down cre
Purpose of loan:
This loan will be used to? pay off vehicle and pay down and pay off credit cards and small home repairs

My financial situation:
I am a good candidate for this loan because??I am a responsible person and pay my bills . I work full time?(32 to 36 hours) and have social security and?military survivor benefits.?? I was out of work for a few months? 2 1/2 years ago?.? i also?have my own home .??? Thank you?? T.P.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425069
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	14.18% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Dec-2004	Debt/Income ratio:	41%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	1y 10m
Amount delinquent:	$0	Revolving credit balance:	$14,306	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	70%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	commitment-flute	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Due to emergency family health situations, I have incurred much credit card debt.? I am a hard working professional and currently need additional assistance to reduce my debt.

Thank you in advance.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425071
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.22%	Starting borrower rate/APR:	31.22% / 33.62%	Starting monthly payment:	$323.42

Auction yield range:	11.18% - 30.22%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.46%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jul-1989	Debt/Income ratio:	19%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	37	Length of status:	3y 8m
Amount delinquent:	$0	Revolving credit balance:	$11,410	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	55%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	16	Homeownership:	No
Inquiries last 6m:	2
Screen name:	adventurous-return9	Borrower's state:	Idaho	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off credit cards
Purpose of loan:
This loan will be used to? To start paying off high interest credit cards. I will use this first loan for highest and then when paid back continue with another loan?until all are paid off. step by step.
My financial situation:
I am a good candidate for this loan because? I put 12% of monthly check into 401 k with company matching dollar for dollar up to 6%. The credit card dept was created after loosing job in chicago and moving back to idaho to be rehired back with a company that?I had 23 years with prior to leaving. My years of service were bridged after two years of service.
Car will be paid off in two years then this money will be used also for payment on credit cards.

Monthly net income: $ 3400.00 take home

Monthly expenses: $
??Housing: $ paid for, it was a rental until we moved back to idaho.
??Insurance: $ 125.00
??Car expenses: $ 250.00 gas to work monthly. vechicle is two years from being paid off.
??Utilities: $ 159.00
??Phone, cable, internet: $ 80.00
??Food, entertainment: $?300.00
??Clothing, household expenses $?100.00
??Credit cards and other loans: $ 39.000.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425073
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.18%	Starting borrower rate/APR:	18.18% / 20.39%	Starting monthly payment:	$163.09

Auction yield range:	17.18% - 17.18%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Feb-2000	Debt/Income ratio:	Not calculated
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	3	Length of status:	0y 10m
Amount delinquent:	$0	Revolving credit balance:	$2,132	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	73%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	bold-visionary-dedication	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Down Payment For a House
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because i've worked hard to pay off all of the items on the credit report and am very responsible.? I brought my credit score from a 540 on experian to a 724.? I think that this proves my willingness and capability to be responsible and dedicate myself to my obligations.

Monthly net income: $
1200

Monthly expenses: $
??Housing: $? (i currently don't pay my rent at my apartment, it is provided for me)?
??Insurance: $0
??Car expenses: $0
??Utilities: $100
??Phone, cable, internet: $75
??Food, entertainment: $50?
??Clothing, household expenses $50
??Credit cards and other loans: $59?
??Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425079
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,230.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.36%	Starting borrower rate/APR:	18.36% / 20.57%	Starting monthly payment:	$153.69

Auction yield range:	17.18% - 17.36%	Estimated loss impact:	35.46%
Lender servicing fee:	1.00%	Estimated return:	-18.10%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jan-2001	Debt/Income ratio:	22%
Credit score:	620-640 (Sep-2009)	Current / open credit lines:	10 / 8	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	34	Length of status:	1y 4m
Amount delinquent:	$0	Revolving credit balance:	$8,634	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	BigBizBuilder	Borrower's state:	Virginia	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 100% )	620-640 (Latest)
Principal borrowed:	$3,500.00	< mo. late:	0 ( 0% )	580-600 (Aug-2008) 620-640 (Feb-2008) 600-620 (Dec-2007)
Principal balance:	$2,346.15	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
Relist...2nd Prosper Loan

You can bid with confidence.? I take care of my responsibilities as i've shown by paying on time for over a year with my first Prosper loan (which was at 35%).

Purpose of loan:
This loan will be used?to?consolidate my high interest debt, including the remaining balance on my first Prosper loan.

The loans, balances, interest rates, and monthly payments for the loans that will be paid off by this loan are as follows:
Prosper????????$2,314????35.0%????$155.83
NFCU Loan??$1,916???? 18.0%??? $84.17??

Totals??????????$4,230??????????????????$240.00

My financial situation:
I am a good candidate for this loan because I have a very good, stable career?as a government contractor (Computer Systems Analyst)?and I am a U.S. Navy veteran who has integrity and discipline.? In addition to my annual salary, I have Veterans benefits paid monthly for a 10% service connected disability as well as additional income from my side IT business, Genie-Us IT (www.genie-usit.com).

Monthly net income: approx. $5,000

Monthly expenses: $ 4,150
??Housing: $?1,200
??Insurance: $?175??Car expenses: $?500
??Utilities: $?500
??Phone, cable, internet: $ 225
??Food, entertainment: $?250
??Clothing, household expenses $ 200
??Credit cards and other loans: $?800
??Other expenses: $ 300 (no particular thing but expenses tend to happen like ER visits, doctor appts for my kids, etc.)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425083
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.38%	Starting borrower rate/APR:	28.38% / 30.73%	Starting monthly payment:	$207.85

Auction yield range:	11.18% - 27.38%	Estimated loss impact:	10.68%
Lender servicing fee:	1.00%	Estimated return:	16.70%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Dec-1998	Debt/Income ratio:	10%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	4y 2m
Amount delinquent:	$0	Revolving credit balance:	$5,275	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	94%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	brandono1	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off 3 credit cards
Purpose of loan:
This loan will be used to?Pay off credit cards??

My financial situation:
I am a good candidate for this loan because? I have a job of 9years plus getting another parttime job to be debt free by december.

Monthly net income: $
My combined income is 4900
Monthly expenses: $
??Housing: $ 1300
??Insurance: $?76
??Car expenses: $ 400
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ 400
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425087
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,975.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$225.05

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Mar-1993	Debt/Income ratio:	20%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	5 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	0y 2m
Amount delinquent:	$0	Revolving credit balance:	$253	Occupation:	Executive
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	25%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	6
Screen name:	agreement-allocator	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Employed & need to pay bills!
Purpose of loan:
This loan will be used to pay my September and October mortgage payments.? We both lost our jobs do?cut-backs and the economy early this year.? We have managed to pay all of our debts on time until this month.... without help, our September and October mortage payments will be late.? On August 4, 2009, both my wife and I started our new jobs, and will be able to pay the new debt, and current debt,?without fail.

My financial situation:
I am a good candidate for this loan because while I had credit problems four years ago, after owning my own company, I have shown that I am able to pay my debts, we bought our home,?and have worked hard to repair our credit.??We have a decent?income,?and no revolving credit card debt.???

Monthly net income: $?112,000 Gross annual household income, Net monthly household income $7,730?
Applicant income: $72,000/year?gross?? ?? Spouse income: $40,000/year gross

Monthly expenses: $
??Housing: $ 1660 (mortgage)
??Insurance: $ 304 (auto, life, umbrella)
??Utilities: $?240
??Phone, cable, internet: $ 240
??Food, entertainment: $ 1000
??Clothing, household expenses $?200
??Credit cards and other loans: $ 1,500 (motorcycle, 5th wheel, truck, car x2... have teens that drive)
??Other expenses: $ 55
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425097
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,600.00	Prosper Rating:	B
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	15.98%	Starting borrower rate/APR:	16.98% / 19.18%	Starting monthly payment:	$235.24

Auction yield range:	6.18% - 15.98%	Estimated loss impact:	5.28%
Lender servicing fee:	1.00%	Estimated return:	10.70%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jun-1998	Debt/Income ratio:	12%
Credit score:	740-760 (Sep-2009)	Current / open credit lines:	9 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	0y 10m
Amount delinquent:	$0	Revolving credit balance:	$30,768	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	22%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	Just_Me_Here	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	4 ( 100% )	740-760 (Latest)
Principal borrowed:	$2,025.00	< mo. late:	0 ( 0% )	680-700 (Oct-2007) 760-780 (May-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	4
Description
I have Good Credit- Pay off Debt
Purpose of loan:
This loan will be used to pay off credit card.

My financial situation:
I am a good candidate for this loan because?I make $56.41 per hour as Registered Nurse (fulltime)

Rent- 1300
Car- paid off
Utilities: 160
Insurance: 80 per month
Credit Card/Loan- 700 a month
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425099
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$260.15

Auction yield range:	17.18% - 19.00%	Estimated loss impact:	20.06%
Lender servicing fee:	1.00%	Estimated return:	-1.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Nov-1996	Debt/Income ratio:	70%
Credit score:	620-640 (Sep-2009)	Current / open credit lines:	11 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	23y 3m
Amount delinquent:	$0	Revolving credit balance:	$25,151	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	101%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	mkagrammy	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	17 ( 100% )	620-640 (Latest)
Principal borrowed:	$10,000.00	< mo. late:	0 ( 0% )	660-680 (Apr-2008)
Principal balance:	$6,069.42	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
Debt Consolidation
Purpose of loan:
This loan will be used to? I am looking to pay off my existing loan through Prosper and get a reduced monthly payment.

My financial situation:Returning borrower. Payments always on time
I am a good candidate for this loan because?

Monthly net income: $
27000.00
Monthly expenses: $
??Housing: $ 491.54
??Insurance: $ 63.00
??Car expenses: $
??Utilities: $ 150.00
??Phone, cable, internet: $ 145.00
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425101
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	14.18% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Dec-1996	Debt/Income ratio:	35%
Credit score:	600-620 (Sep-2009)	Current / open credit lines:	13 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	12y 1m
Amount delinquent:	$0	Revolving credit balance:	$7,136	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	85%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	sweetmd	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	22 ( 100% )	600-620 (Latest)
Principal borrowed:	$10,000.00	< mo. late:	0 ( 0% )	620-640 (Oct-2007)
Principal balance:	$4,854.21	1+ mo. late:	0 ( 0% )
Total payments billed:	22
Description
2nd Prosper loan-pay off cards
Purpose of loan:
This loan will be used to? consolidate bills in order to make just one payment with affordable interest. I have used a portion of my?first loan towards a home business that did not prosper. I took a small pay-cut from?the company that?I have been with for 12 years?and all benefits were canceled (medical, dental and life insurance); thus, leaving me with more out-of-pocket expenses. I guess a lot of companies, including ours,?were really affected by the recession. But even with the bad economy, I consider myself fortunate for still being employed. My bosses assured me though?that my job is secured and?once the company is back on its feet again, they will reinstate?the employees'?old salary and give us back the percentage that they took from us.?With the pay-cut and the cancellation of benefits, it did take away a lot from me intended for my savings.?With this loan, I'll be able to consolidate payments from 3 credit cards with very high interest rates and make just one affordable payment; hence, leaving me with?a little bit of?money to add to my savings and hopefully, pay for my own medical insurance.

My financial situation:
I am a good candidate for this loan because? Though my credit score is low, I pay my loans on time.?Prosper will be able to vouch for this since I haven't missed any payments on?my first loan and I only have 13 more months to pay it off. Moreover, this loan?will?pay-off 3 credit cards?that will allow me to?have?extra?money to?add to my?savings for emergency use. I just need to get a loan where I can have a little breathing room?with my finances.

Monthly net income: $ 3094.72

Monthly expenses: $
??Housing: $?775
??Insurance: $ 0
??Car expenses: $?290
??Utilities: $?35
??Phone, cable, internet: $ 20
??Food, entertainment: $?250
??Clothing, household expenses $?150
??Credit cards and other loans: $ 900, including payment for the my first loan with Prosper
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425113
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,500.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.33%	Starting borrower rate/APR:	12.33% / 14.47%	Starting monthly payment:	$317.04

Auction yield range:	4.18% - 11.33%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.19%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	May-2001	Debt/Income ratio:	23%
Credit score:	780-800 (Sep-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	3y 11m
Amount delinquent:	$0	Revolving credit balance:	$4,725	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	13%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	gyst	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	780-800 (Latest)
Principal borrowed:	$14,900.00	< mo. late:	0 ( 0% )	720-740 (Jun-2008)
Principal balance:	$9,971.99	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
refinancing my first prosper loan
Purpose of loan:
This loan will be used to refinance my existing prosper loan. I have cleared more than 30% of my original prosper loan and am now prospecting for a better rate on my balance.

My financial situation:
I am a good candidate for this loan because I have a perfect payment record with prosper for more than one year.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425117
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,700.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.06%	Starting borrower rate/APR:	21.06% / 23.31%	Starting monthly payment:	$101.81

Auction yield range:	8.18% - 20.06%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.09%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Mar-1986	Debt/Income ratio:	36%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	16 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	31	Length of status:	5y 1m
Amount delinquent:	$0	Revolving credit balance:	$18,154	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	96%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	appreciativesoul	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	17 ( 100% )	640-660 (Latest)
Principal borrowed:	$3,300.00	< mo. late:	0 ( 0% )	620-640 (Mar-2008)
Principal balance:	$1,949.14	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
2nd LOW RISK/HIGH APPRECIATION Loan
Purpose of loan:
My family needs a total of?$2700. This is for $1200 in animal emergency services, $400 for a 2nd unexpected auto repair (old car radiator replacement), $350 for a comprehensive eye exam & new glasses, $400 to help cover 3 furlough days?that I must take by the end of the year due to State/Emplyer budget cuts, and $350 for a plane ticket to allow me to visit my 95 year old grandmother, mother, and sisters who?I have not been able to visit for over?7 years.?

My financial situation:

This is a low-risk loan for five reasons:
1) I have an excellent track record of making all of my 1st prosper loan payments due so far on time.? I appreciate Prosper so much that I will always make my Prosper loan payment a priority over any credit card payments.
2) I have a rising credit score (mid-600s) with few (if any) late payments;
3) I have?increased my family income by $500/month from a promotion I got last year.
4) I take paying my debts back very seriously.? My high DTI (debt-to-income ratio) may make me appear to be an extravagant spender but the credit card debts are primarily from a previous unemployment gap, special medical expenses, and veterinary expenses for over a dozen animal rescues.
5) I have requested that all my credit card accounts be closed, they have not been used in over 10 months and I have reduced my total credit card debt by about $8,000 in the past year.

My husband has been in his secure job for over nine years and I am now in a higher paying position. Our health situation is stable and the nonprofit organization I co-founded is able to cover most of the ongoing, regular rescue work costs that I used to pay for myself. However, I did decide to help with the costs of two animal emergences (life-or-death situations) that the organization did not have the funds for.? This created a new financial squeeze, especially because the animal emergency services came at the same time as a) yet another unexpected auto repair on an old not-quite-a clunker auto (it missed qualifying by 1 mpg) and b) increased property taxes and health insurance costs, along with the news that I would need to take 3 furlough days by the end of the year!

I would be eternally appreciative of anyone willing to help my family during this new financial squeeze. I'm making great progress on my overall debt and still? plan to be on the other side of ?prosper? some day.? Thank you for considering this loan request.? My husband, our furry kids, and my immediate family members will also be appreciative of any level of support you are able to provide.

Monthly net income:?$3500 (husband & I combined)?

Monthly expenses:??currently re-working my budget
??Housing: $964/mo
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425119
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$278.32

Auction yield range:	17.18% - 24.00%	Estimated loss impact:	35.88%
Lender servicing fee:	1.00%	Estimated return:	-11.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Feb-1993	Debt/Income ratio:	76%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	8 / 6	Employment status:	Part-time employee
Now delinquent:	2	Total credit lines:	57	Length of status:	1y 3m
Amount delinquent:	$4,498	Revolving credit balance:	$200	Occupation:	Clerical
Public records last 12m / 10y:	1/ 1	Bankcard utilization:	16%	Stated income:	$1-$24,999
Delinquencies in last 7y:	18	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	generosity-legend878	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Get Caught Up on Biils
Purpose of loan:
This loan will be used to pay some of my bills that have been adding up due to I was in the hospital for almost 3 months and not working. I am now back to work and I am paying my bills but I need alittle something to get them caught up.

My financial situation:
I am a good candidate for this loan because Before i got sick I payed my bills monthly and I promise that if given the loan I will pay you on time every time.?

Monthly net income: $ I get about 1400.00 a month. I know that you can not count my my husbands in cme, but I also have money coming in from him and that is about 2500.00 a month also.

Monthly expenses: $
??Housing: $ 1658.00
??Insurance: $ 157.00 both me and myhusbands car
??Car expenses: $?75.00?for gas - don't have a car payment
??Utilities: $ 152.00
??Phone, cable, internet: $ 116.00
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425123
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Apr-1975	Debt/Income ratio:	23%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	13 / 10	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	34	Length of status:	25y 8m
Amount delinquent:	$4,006	Revolving credit balance:	$1,338	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	11	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	PLANEMAN	Borrower's state:	Georgia	Borrower's group:	BORROWERS - Free instant Listings - LARGEST GROUP
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	24 ( 92% )	660-680 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	2 ( 8% )	640-660 (Jul-2009) 640-660 (Sep-2008) 640-660 (Jun-2007)
Principal balance:	$1,709.76	1+ mo. late:	0 ( 0% )
Total payments billed:	26
Description
GET BACK ON TRACK
Purpose of loan:
This loan will be used to? TO BE ABLE TO ENJOY MY LIFE AND TO BE ABLE TO SHARE IT WITH MY WIFE, I WOULD LIKE TO PAY OFF A FEW BILLS AND TAKE SOME TIME TO DO THINGS WITH MY WIFE, FAMILY AND GRAND CHILDREN.? HAVING RECENTLY SURVIVED A HEART ATTACK, I KNOW THE PRECIOUS MEANING OF USING YOUR TIME WISELY.? I ENJOY MY JOB AND MY WORK.? I TAKE GREAT PRIDE?IN SEEING A JOB WELL DONE?FOR MYSELF AND MY COMPANY.? BUT, THERE IS MORE TO LIFE THAN A JOB OUTSIDE THE HOME.? TO HAVE A GOOD LIFE SHOULD INVOLVE YOUR FAMILY AND HOME.?? I WOULD LIKE TO FINISH A FEW HOME PROJECTS THAT HAVE BEEN STARTED

My financial situation:
I am a good candidate for this loan because?? I HAVE A GOOD STEADY JOB THAT PAYS WELL.?? I HAVE WORKED HARD TO PAY DOWN MY PERSONAL DEBT AND GET CURRENT ON MY PAYMENTS.? I CURRENTLY HAVE A LOAN WITH PROSPER THAT WILL BE PAID OFF JULY, 2010.? I THINK I AM A GOOD INVESTMENT

Monthly net income: $ 2800.00

Monthly expenses: $
??Housing: $ 890.
??Insurance: $ 75.
??Car expenses: $ 425.
??Utilities: $ 275.
??Phone, cable, internet: $ 59.
??Food, entertainment: $ 125.
??Clothing, household expenses $ 200.
??Credit cards and other loans: $ 300.
??Other expenses: $ 250.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425125
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,200.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	28.00%	Starting borrower rate/APR:	29.00% / 32.31%	Starting monthly payment:	$50.29

Auction yield range:	8.18% - 28.00%	Estimated loss impact:	7.67%
Lender servicing fee:	1.00%	Estimated return:	20.33%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jul-1996	Debt/Income ratio:	13%
Credit score:	780-800 (Sep-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	4	Total credit lines:	50	Length of status:	1y 4m
Amount delinquent:	$13,777	Revolving credit balance:	$1,077	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	43%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	systematic-velocity	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Deck Exstention
Purpose of loan:
This loan will be used to help fund a patio and a small deck extension.

My financial situation:
I am a good candidate for this loan because my debt to income ratio is excellent and I work for a fortune 500 company. I was recently promoted and will not have any problems making my monthly payments.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425129
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$278.73

Auction yield range:	17.18% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Nov-1978	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	3 / 2	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	15	Length of status:	1y 8m
Amount delinquent:	$0	Revolving credit balance:	$11,337	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	96%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	0
Screen name:	top-steady-order	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Expanding Staff To Handle Growth
Purpose of loan:
Expand office staff to handle business growth.

My financial situation:
We provide non-medical senior home care. Growth in our industry is phenomenal. The North Carolina Research Triangle has just passed Florida as the country?s preferred retirement destination. Kiplinger (Aug 09) rates NC as their favorite destination for Retirees, and CNBC (Aug 09) rates NC as the #9 state for business. Our area is consistently rated among the top ten places to live, and Raleigh is the fastest growing city in the US. Our gross sales have increased by 120% this year, and conservative projections show that rate of increase will continue for the next three years.
Monthly net income: $ 5760.06

Monthly expenses: $ 2810
??Housing: $ 875
??Insurance: $ 720
??Car expenses: $ 120
??Utilities: $ 143
??Phone, cable, internet: $ 180
??Food, entertainment: $ 350
??Clothing, household expenses $ 175
??Credit cards and other loans: $ 147
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425141
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$16,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$723.78

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Apr-1995	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	6 / 6	Employment status:	Self-employed
Now delinquent:	1	Total credit lines:	17	Length of status:	14y 4m
Amount delinquent:	$0	Revolving credit balance:	$10,971	Occupation:	Tradesman - Electri...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	82%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	9	Homeownership:	No
Inquiries last 6m:	4
Screen name:	jhonn	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need to payoff high balance loan
Purpose of loan:
This loan will be used to?payoff other loan.

My financial situation:
I am a good candidate for this loan because?I always pay on time my bill
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425145
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.18%	Starting borrower rate/APR:	18.18% / 20.39%	Starting monthly payment:	$326.18

Auction yield range:	17.18% - 17.18%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Oct-1999	Debt/Income ratio:	25%
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	31	Length of status:	1y 8m
Amount delinquent:	$0	Revolving credit balance:	$34,211	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	reflective-fund	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Baby Coming & No More High Interest
This loan will be partially used for the expenses that we are required to pay in association with having our 3rd baby. The other part will be used to pay off a seriously high interest loan that we have. Our financial situation is not great, but is improving. We are very aggresive in paying down our debt, especially the high interest one that you will (hopefully) help us pay off. A few years ago we tried a couple of home-based businesses, which never materialized. We financed them using our credit cards, so we have a high balance. On the bright side- We have never been late making a payment and never skipped a payment. With the high interest loan paid down and the Prosper loan at 15% or less, the payments will be nearly the same.
Net monthly income-$3000
Rent- $930
Insurance (house and auto)- $90
Other car expenses/gas- $120
Utilities- $100-350 (depending on season)
Phone/Internet- $38
Food- $400
Entertainment (Netflix)- $8
Other Household Expenses- $100-250
Credit Card Payments- $565

PS: If you noticed Negative on our credit report it is because we did a Deed in Lieu 2 1/2 years ago with our lender. When we had our first child, my wife did not return to work and without her income, we could not afford the $2300 mortgage payment.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425155
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.33%	Starting borrower rate/APR:	12.33% / 14.47%	Starting monthly payment:	$166.86

Auction yield range:	4.18% - 11.33%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.19%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Aug-1997	Debt/Income ratio:	15%
Credit score:	760-780 (Sep-2009)	Current / open credit lines:	11 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	5y 11m
Amount delinquent:	$0	Revolving credit balance:	$4,389	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	31%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	Shandelylel	Borrower's state:	NewMexico	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 100% )	760-780 (Latest)
Principal borrowed:	$3,500.00	< mo. late:	0 ( 0% )	740-760 (Apr-2008)
Principal balance:	$2,054.11	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
Paying off high interest C-Cards
High interest Credit Card Debt Consolidation
This loan will be used to?pay off 2 credit cards. My husband and I used our cards to go on a honeymoon, to go on a family vacation, and to buy airfare to see my parents in Pennsylvania this coming Christmas. The cards were 0% interest for 1 year, and that time is coming to a close. I want to pay off both cards before the interest spikes in October to save money. Thank-you for the opportunity to lock-in a low-interest, fixed loan. I currently have another Prosper loan, and I trust this organization more than I do most Banks since the money is coming from real people.
My financial situation: I am a school teacher continuously employed who always pays off her debt on time. I have a good credit rating, and I live beneath my means. We have no other outstanding loans besides our home mortgage and 1 other prosper loan, which has been successfully paid for the last year and a half. My monthly payment would be around 150 a month on this new loan, and we have been paying over 200 a month on the 2 credit cards that we are consolidating, so making the payments will not be an issue. Thank-you for your consideration!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425157
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	22.00%	Starting borrower rate/APR:	23.00% / 25.28%	Starting monthly payment:	$96.77

Auction yield range:	8.18% - 22.00%	Estimated loss impact:	7.02%
Lender servicing fee:	1.00%	Estimated return:	14.98%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jan-2004	Debt/Income ratio:	22%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	6	Length of status:	3y 4m
Amount delinquent:	$0	Revolving credit balance:	$23,966	Occupation:	Engineer - Mechanic...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	youthful-loot	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Get Truck Ready for Upcoming Work
Purpose of loan:
At age 25 I have been part owner of a trucking business for over 3 years.? Due to the bad economy, we had to sideline one of our three trucks.? I have found reliable, year round work for it that will begin in about a few weeks.? I am planning on using the loan to buy new brakes and tires.? The remaining funds will help with fuel until the first check comes.

My financial situation:
In addition to my business, I have a nine to five job as a mechanical engineer.?? My personal income is $51000 a year.

My Promise:
I am a honest person.? I will honor my commitment and repay these funds.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425159
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$22,750.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,029.12

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Dec-1993	Debt/Income ratio:	41%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	16 / 13	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	31	Length of status:	1y 2m
Amount delinquent:	$635	Revolving credit balance:	$50,038	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	73%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	pras	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	10 ( 100% )	660-680 (Latest)
Principal borrowed:	$22,750.00	< mo. late:	0 ( 0% )	640-660 (Jun-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	10
Description
consolidate high interest rate
Purpose of Loan:
I want to consolidate all my high interest rate credit cards into one lower interest rate with the help of Prosper. ?

My financial situation:
I am an excellent candidate to pay back this loan on or before the promised period. I have a great job with good income. Once I fulfill my financial obligations; I will invest in Prosper to help other people. ?

Credit cards that need to be consolidated are listed below:

- CITIFINANCIAL 1300
- BB&T? 8100
- Chase 6700
- Wells Fargo Bank (Platinum) 4600
- Capital One 2300???

Occupation: ?Database Administrator
Years in industry: ?8 years

Monthly net income: $ 5500
Monthly expenses: $ 4336

House?
????Mortgage?1503
????HOA 50?
????House Maintenance 70
Credit Cards
??????? Capital One 100????
????BB&T 240????
????Chase 145????
????CITIFINANCIAL 91????
????Wells Fargo Bank Platinum 291?

Vehicles
????Car loan 389
????Vehicles Insurance?230
????Vehicles Maintenance 140?
????Gas for vehicles 300
Utilities?
????Cable and Internet 130?
????Water Bill 22?
????Electric Bill 150?
????Sanitation?20????

Entertainment?100
Personal Allowance 185
Grocery 200????
Misc. 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425161
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,250.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	22.50%	Starting borrower rate/APR:	23.50% / 25.78%	Starting monthly payment:	$282.54

Auction yield range:	17.18% - 22.50%	Estimated loss impact:	35.78%
Lender servicing fee:	1.00%	Estimated return:	-13.28%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Apr-1980	Debt/Income ratio:	33%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	7 / 8	Employment status:	Full-time employee
Now delinquent:	4	Total credit lines:	35	Length of status:	0y 6m
Amount delinquent:	$4,561	Revolving credit balance:	$5,042	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	104%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	8	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	wise-entertaining-interest	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
fixing cars and credit
Purpose of loan:
This loan will be used to?Fix cars and credit.

My financial situation:
I am a good candidate for this loan because?I have the means to repay and look forward to investing in Prosper to help others get ahead.

Monthly net income: $ 7400

Monthly expenses: $?2250
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425163
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$14,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.60%	Starting borrower rate/APR:	9.60% / 11.70%	Starting monthly payment:	$449.12

Auction yield range:	4.18% - 8.60%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.48%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jan-1985	Debt/Income ratio:	8%
Credit score:	760-780 (Sep-2009)	Current / open credit lines:	11 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	1y 1m
Amount delinquent:	$0	Revolving credit balance:	$120,078	Occupation:	Engineer - Electric...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	70%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	credit-gadget	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Professional Looking to Payoff Debt
Thank you, for considering this loan.

Purpose of Loan:

Debt consolidation at better rate! Professional Engineer and family looking to reap the benefits of the free market! Seeking to consolidate existing credit card debt in order to improve upon rising credit card rates.

My Financial Situation:

Electrical?Engineer with Strong Professional and Financial Background.
Excellent Credit Rating! NO LATE PAYMENTS.

Have paid-off several mortgages, car loans, and other financial obligations.

My wife is pregnant with our 2nd child. We are looking to pay off outstanding debt incurred over the last 2 years,?and buy a larger home for our expanding family. I have a Stable 24 Yr. Career in the Aerospace Industry and am currently employed. My wife has been an administrator at a growing independent school in our area for the past 3 years.

Assets:
401k Fund with Multiple 6 Figures $$$
Primary Residence with $80,000 in Equity
Rental Property with $75,000 in Equity.

Current Debt:
CC #1 $9,500
CC #2 $4,500
Car Loans: None -?PAID in FULL
TOTAL Short Term Debt: $14,000

Monthly net income: $11,000+ net (includes wife?s salary and rental income)

Monthly Expenses:
Housing: $ 2,785 PITI Performing mortgage
Rental Property $ 450 PITI
Life & Health Insurance: $ 975
Gas & Electric: $ 150
Phone, Cable, Internet: $ 175
Credit Cards: $450
Misc (Food, Clothing, Gas, Etc.) $ 1500
Total: $ 6,485

I have been paying off these credit cards loans as fast as possible. My wife and I both have stable jobs.? In addition to consolidating my current short term debt and free up my available credit lines, I am looking to further improve my credit score by increasing my percentage of available balances. This will also allow me to save more money for a down payment on our new home and obtain a better mortgage rate.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425169
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Nov-2005	Debt/Income ratio:	Not calculated
Credit score:	600-620 (Sep-2009)	Current / open credit lines:	10 / 7	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	13	Length of status:	1y 1m
Amount delinquent:	$0	Revolving credit balance:	$4,146	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	88%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	7bella	Borrower's state:	Arkansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 100% )	600-620 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	540-560 (Aug-2008)
Principal balance:	$774.98	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
plumbing
Purpose of loan:
This loan will be used to?to put in a new leech field for our septic system and pay off previous prosper loan

My financial situation:I am a good candidate for this loan because??My husband has a? good job making about 3,000 a month that he has worked at for about 10 years and I recieve about 900 a month from disability. We pay our bills on time every month as you see we have no delinquencies. We have never been late on our previous loan with prosper. We have it?automatically withdrawn from our bank account and that's the same we would do with this one. Thank you for taking the time to look this over and if you take a chance on me you will not be disappointed.

Monthly net income: $ 3900

Monthly expenses: $?2460
??Housing: $ 800.00
??Insurance: $ 125.00
??Car expenses: $ 485.00
??Utilities: $ 300.00
??Phone, cable, internet: $ 100.00
??Food, entertainment: $ 400.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $?200.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425173
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,600.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.38%	Starting borrower rate/APR:	27.38% / 29.82%	Starting monthly payment:	$65.65

Auction yield range:	11.18% - 26.38%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jun-1998	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	4 / 4	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	15	Length of status:	2y 2m
Amount delinquent:	$0	Revolving credit balance:	$350	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	35%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	His-story	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	12 ( 100% )	660-680 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	580-600 (Dec-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
Consolidating remaining debt
Purpose of loan:
This loan will be used to consolidate the remaining balance of my student loan, car payment and unexpected medical bills.
This will assist me in paying these debts off earlier and allowing me to have a lower monthly payment.?
Your assistance is appreciated in advance.? Thanks

My financial situation:
I am a good candidate for this loan becaus I'm financially responsible and I have good credit which is something I value.?? I've borrowed from prosper before and payed the loan off way in advance.? I will do the same thing for this loan as well.? Thanks again

Monthly net income: $ 3000

Monthly expenses: $ 2500
??Housing: $ 1150
??Insurance: $ 115
??Car expenses: $ 500
??Utilities: $ 115
??Phone, cable, internet: $ 115
??Food, entertainment: $ 350
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425183
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	21.06%	Starting borrower rate/APR:	22.06% / 24.32%	Starting monthly payment:	$191.11

Auction yield range:	8.18% - 21.06%	Estimated loss impact:	6.99%
Lender servicing fee:	1.00%	Estimated return:	14.07%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jun-1998	Debt/Income ratio:	20%
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	0y 11m
Amount delinquent:	$0	Revolving credit balance:	$17,092	Occupation:	Food Service Manage...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	35%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	iliyan	Borrower's state:	Vermont	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
MINT - A new vegetarian restaurant
Purpose of loan:
Hi everyone. We are in the process of expending our Tea Store business into a Tea Lounge and Vegetarian Restaurant. We would like to use this loan for a cash reserve. We have been in business for a year with our Tea Store and now a restaurant space came up next to us. We decided to take this space since it will give us a kitchen. And in a kitchen, as you all know, magic can happen. People smelling the delicious smells of cooking up a local fare, serving it in beautiful environment. This is our vision. We live in a beautiful tourist destination area of central Vermont, at the foot of Sugarbush Ski Resort and our winters are most popular with skiers and lovers of snow. I am an executive chef in Stowe, Vermont and will keep my position as it provides a steady income.

My financial situation:
I am a good candidate for this loan because we have been dreaming of this opportunity since 2003 and it sits deep in our heart. We love people and they respond to us with the same kindness. In a restaurant this is very important? Customers need a personal touch and they have to feel your attention and care towards the place they visit the first time and come back to later. We will do everything in our power to make this adventure succeed.

Monthly net income: $ 3200

Monthly expenses: $
??Housing: $ 500
??Insurance: $ 50
??Car expenses: $ 200
??Utilities: $ 40
??Phone, cable, internet: $ 40
??Food, entertainment: $ 200
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 5000 plus student loan
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425185
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	21.00%	Starting borrower rate/APR:	22.00% / 24.26%	Starting monthly payment:	$286.43

Auction yield range:	17.18% - 21.00%	Estimated loss impact:	19.19%
Lender servicing fee:	1.00%	Estimated return:	1.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Oct-1993	Debt/Income ratio:	59%
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	17 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	47	Length of status:	8y 0m
Amount delinquent:	$0	Revolving credit balance:	$28,476	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	64%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	8	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	attentive-return	Borrower's state:	Texas	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Payoff my revolving credit debt
Purpose of loan:
This loan will be used to pay down my existing revolving credit card debt so that I can avoid paying escalating interest rates that are causing my debt amount to be higher than normal. By consolidating all of my revolving debt into one monthly payment at a fixed rate, this will allow my credit to rise significantly enough so that I can enjoy a more favorable credit rating like I had a few months ago before my interest rates started rising.

I am a good candidate for this loan because I generate enough income on a monthly basis to pay for the new monthly payment that would be created as a result of this loan. I also have an additional $3500 per month in discretionary income that I wasn't allowed to list on here that will help me to pay this loan off faster. Between my gross income and the additional income I am bringing in every month from side business and rental property, I am more than confident that I'll be able to repay this loan in full in less time than is alloted for.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425193
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	22.00%	Starting borrower rate/APR:	23.00% / 25.28%	Starting monthly payment:	$154.84

Auction yield range:	8.18% - 22.00%	Estimated loss impact:	7.02%
Lender servicing fee:	1.00%	Estimated return:	14.98%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Apr-1989	Debt/Income ratio:	6%
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	5 / 4	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	20	Length of status:	1y 6m
Amount delinquent:	$6,341	Revolving credit balance:	$5,191	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	14%	Stated income:	$100,000+
Delinquencies in last 7y:	9	Homeownership:	No
Inquiries last 6m:	1
Screen name:	entrepreneur1975	Borrower's state:	California	Borrower's group:	Harvard University Alumni & Students
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Wedding Expenses and Honeymoon
Purpose of loan:
This loan will be used to cover our last few wedding expenses.? Specifically this will pay for the music and the last payments for the photographer and the caterer - everything else?has been paid for!? We will use a few hundred dollars from this loan?for spending cash for our honeymoon in Hawaii as well (we've already pre-paid for our flights and accomodations for that too!).?

My financial situation:
I am a good candidate for this loan because I have a stable job that I have held for?over a year and half.? I keep my monthly expenses low and am very frugal; I am very confident in my ability to re-pay this loan.? My credit score and history has had a few incidents, but all of them are from 5+ years ago?due to some issues after attempting to start a business.? Since then, I have been up-to-date with my payments and current.? All of my old delinquencies (as well as my current amount) linger from that past situation.? The current amount has been settled and should come off my report shortly (I have officially notified the bureaus and am awaiting that amount to come off).? If you have any specific questions about my credit history, I am more than willing to go into more detail...

Monthly net income: $

Monthly expenses: $
??Housing: $ 712.50 ????
??Insurance: $ 155.00
??Car expenses (car is paid off - this is for gas): $ 60.00
??Utilities: $ 35.00
??Phone, cable, internet: $ 175.00?
??Food, entertainment: $ 500.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 150.00
??Other expenses: $ 150.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425195
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	24.55%	Starting borrower rate/APR:	25.55% / 27.86%	Starting monthly payment:	$320.41

Auction yield range:	11.18% - 24.55%	Estimated loss impact:	10.61%
Lender servicing fee:	1.00%	Estimated return:	13.94%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Aug-1998	Debt/Income ratio:	16%
Credit score:	740-760 (Sep-2009)	Current / open credit lines:	8 / 8	Employment status:	Retired
Now delinquent:	1	Total credit lines:	27	Length of status:	5y 2m
Amount delinquent:	$0	Revolving credit balance:	$15,342	Stated income:	$50,000-$74,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	71%
Delinquencies in last 7y:	7	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	patpearl	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	740-760 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	700-720 (Jul-2008) 700-720 (May-2008)
Principal balance:	$599.80	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
Pay for college certificate
Purpose of loan:
This loan will be used to Pay a couple of bills and?two?year's cost for registration, units and books to obtain a teaching certificate. By eliminating these two bills, there will be sufficient cash to?complete the costs in obtaining?the teaching certificate goal and make payments on?this new debt.
My financial situation:
My husband and?I have been married for 44 years and have four grown children.?? We have a very good retirement having both retired from Civil Service and also receive small Social Security income as well?as a rental home income.??

Having co-signed for several of our children to obtain cars, attend college, and purchase homes, unfortunately?this has taxed our?ability to get credit in these difficult financial times.? We have owned and lived in the same house for 30 years, never are late on mortgage payments and our other monthly bills.

Monthly net income: $ 7250
Monthly expenses: $
??Housing: $ 2450
??Insurance: $ 500
??Car expenses: $ 0
??Utilities: $ 350
??Phone, cable, internet: $ 220
??Food, entertainment: $ 450
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 450
??Other expenses: $ 400
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425197
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Mar-1991	Debt/Income ratio:	26%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	52	Length of status:	12y 0m
Amount delinquent:	$0	Revolving credit balance:	$1,222	Occupation:	Teacher
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	97%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	4
Screen name:	badassmini	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	640-660 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	0 ( 0% )	660-680 (Jun-2008)
Principal balance:	$1,364.42	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
Home Improvement
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because I have been?working as a teacher for 14 years in the same school district.? My current yearly salary is 83,460.00.? My credit is considered fair/good and I am?responsible when it comes to paying back loans.? NOTE:? My credit score has dropped because I am in the process of buying a condo and creditors have been looking into my credit files.? I do NOT consider myself a high-risk at all!!

Monthly net income: $?? 8346.

Monthly expenses: $
??Housing: $ 650.00
??Insurance: $ 175.
??Car expenses: $ 500.
??Utilities: $ 0
??Phone, cable, internet: $ 125.
??Food, entertainment: $ 200.
??Clothing, household expenses $ 75.
??Credit cards and other loans: $ 200.
??Other expenses: $ 200.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425205
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Sep-1976	Debt/Income ratio:	Not calculated
Credit score:	620-640 (Sep-2009)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	19y 8m
Amount delinquent:	$0	Revolving credit balance:	$49,387	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$0
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	4
Screen name:	PRO911Systems	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 93% )	620-640 (Latest)
Principal borrowed:	$7,500.00	< mo. late:	1 ( 7% )	660-680 (Apr-2008)
Principal balance:	$5,390.18	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
Business Growth Requires Capital
Purpose of loan:
This loan will be used to provide operating capital for one of our projects between the time we start the project and can invoice for itBusiness:
PRO 911 Systems is an established leader in designing and building mesh wireless networks. We are a family-owned business, low overhead, with a high level of skill in our area of expertise. Over the last 4 years, we have generated a lot of publicity on the unique projects we work on. PRO 911 Systems is 38 years old with many clients including The City of Dana Point, T-Mobile, The California State Parks Department, The City of Los Angeles and The City of Laguna Beach.

Business Growth:
We are currently experiencing a very large rate of growth since we have many projects that we have won in competitive bidding. Therefore, we need additional capital to purchase additional equipment our clients' needs.

Average Monthly net biz income (after cost of goods sold): $ 16,500

Average Monthly fixed expenses: $ 9,500

Note: Since I am using personal revolving credit to help finance receivables, this lowers my FICO score about 80 points. During times when revolving credit use has been low, my FICO score has been 680-705.

This loan will be used to provide operating capital for one of our projects between the time we start the project and can invoice for itBusiness:
PRO 911 Systems is an established leader in designing and building mesh wireless networks. We are a family-owned business, low overhead, with a high level of skill in our area of expertise. Over the last 4 years, we have generated a lot of publicity on the unique projects we work on. PRO 911 Systems is 38 years old with many clients including The City of Dana Point, T-Mobile, The California State Parks Department, The City of Los Angeles and The City of Laguna Beach.

Business Growth:
We are currently experiencing a very large rate of growth since we have many projects that we have won in competitive bidding. Therefore, we need additional capital to purchase additional equipment our clients' needs.

Average Monthly net biz income (after cost of goods sold): $ 16,500

Average Monthly fixed expenses: $ 9,500

Note: Since I am using personal revolving credit to help finance receivables, this lowers my FICO score about 80 points. During times when revolving credit use has been low, my FICO score has been 680-705.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425211
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	14.18% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Oct-2007	Debt/Income ratio:	11%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	4	Length of status:	1y 11m
Amount delinquent:	$0	Revolving credit balance:	$443	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	22%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	serene-commitment	Borrower's state:	Illinois	Borrower's group:	AAA LGBT Families helping LBGT Families
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Surgical Procedure
Purpose of loan:
This loan will be used to?? help pay for the rest of a surgical procedure that I am desperately in need of and one that will greatly improve all aspects of my life. The total cost of the surgery is $8,500, I am going to pay for the rest ($6,000) with money from my savings.

My financial situation:
I am a great candidate for this loan because? I have good credit and a stable full time job that I have been at for two years at a company that has been in business since the early 1980's that is also paying me for the two weeks time off for the recuperation after the surgery. My credit score is 712 (Prosper lists it at 660 from Experian but I checked my report and score on Experian last weekend and it is 712 and I can prove it).?

My credit history is relatively short (07) but that is solely due to the fact that I was raised in a working class family in Detroit and we were raised to pay cash for everything and also due to the fact that I was in a long term relationship where I made the money but my girlfriend handled it (of course) and she took care of the bills. In the two years since I have established my own credit, I have no delinquencies and have never been late on a payment and always pay way more then the minimum.

I live modestly and have little debt and will have no problem affording the monthly repayment of my loan from you all on Prosper and I plan on paying it back sooner then 36 months.

Monthly net income: $ 1700

Monthly expenses: $ 1200
??Housing: $ 550
??Insurance: $ 0
??Car expenses: $ 0
??Utilities: $ 50
??Phone, cable, internet: $ 100
??Food, entertainment: $ 400 (groceries)
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 50
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425215
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$316.65

Auction yield range:	14.18% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jun-1983	Debt/Income ratio:	31%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	16 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	34	Length of status:	2y 8m
Amount delinquent:	$0	Revolving credit balance:	$14,121	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	57%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	palace416	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidate my debts
Purpose of loan:
This loan will be used to??
consolidate my?credit card debt,I am getiing remarried and would love to go into this new marriage without any past debt
My financial situation:
I am a good candidate for this loan because?
i pay all my debts on time.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425217
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,800.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.38%	Starting monthly payment:	$76.41

Auction yield range:	17.18% - 29.00%	Estimated loss impact:	20.69%
Lender servicing fee:	1.00%	Estimated return:	8.31%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Feb-1991	Debt/Income ratio:	12%
Credit score:	600-620 (Sep-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	18	Length of status:	3y 11m
Amount delinquent:	$1,364	Revolving credit balance:	$654	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	45%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	hopeforfour	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	600-620 (Latest)
Principal borrowed:	$1,800.00	< mo. late:	0 ( 0% )	620-640 (Aug-2008)
Principal balance:	$1,310.55	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
Finishing our home
Purpose of loan:
My wife and?I are needing?to finish an addition?to our home, a family room and bedroom.? Two years ago we?paid in full an addition on?our home?with the intention that we would finish it quickly.? Prosper lenders have allowed us to almost have it finished with a current loan we have never been late with.? We still have some drywall and heating needs to finish.? In the past two years, we have had medical emergencies and have been financially strapped.? We need a hand up to help us complete the addition. Will you please consider helping us?

My financial situation:
Please keep some things in mind when looking at our credit score.? My wife of 20 years had been through a difficult pregnancy with unpaid time off of work and a very difficult recovery.? We have a child with autism who requires our help alot, so our credit has suffered due to unexpected medical emergencies and unpaid time from work.? My wife has returned to work in a tenured education position and our income has greatly increased.? We are looking forward to rebuilding our credit and need your help. Please consider helping our family complete our home. We need your help to rebuild our lives.

Monthly net income: $ 4,800

Monthly expenses: $ 3,855
??Housing: $ 900
??Insurance: $ 150
??Car expenses: $ 150
??Utilities: $ 200
??Phone, cable, internet: $ 120
??Food, entertainment: $ 700
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 100
??Other expenses: $ 150 Misc.? $520 daycare
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425219
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,950.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.22%	Starting borrower rate/APR:	31.22% / 33.62%	Starting monthly payment:	$342.82

Auction yield range:	11.18% - 30.22%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.46%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Apr-2001	Debt/Income ratio:	24%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	15 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	2y 1m
Amount delinquent:	$0	Revolving credit balance:	$2,063	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	13%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	2	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	coachbk	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	700-720 (Latest)
Principal borrowed:	$4,800.00	< mo. late:	0 ( 0% )	620-640 (Jun-2008)
Principal balance:	$3,186.36	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
Improvements on new home purchase
My credit score has improved over 80 points since last loan. I have recently bought a home and put down 30%. My new home needs a new Trane air unit.. I have not missed a payment on my other prosper loan. Plus my income has went up to the mid to upper 80's. I have been a teacher/coach for 28 years. Email me if you have any concerns or questions. Thanking you in advance.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425221
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	29.12%	Starting borrower rate/APR:	30.12% / 34.15%	Starting monthly payment:	$42.52

Auction yield range:	11.18% - 29.12%	Estimated loss impact:	10.73%
Lender servicing fee:	1.00%	Estimated return:	18.39%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	May-1989	Debt/Income ratio:	24%
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	13 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	45	Length of status:	9y 5m
Amount delinquent:	$0	Revolving credit balance:	$15,612	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	100%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	greenback-clipper	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off unexpected bills
Purpose of loan:
This loan will be used to pay some unexpected bills that arised.

My financial situation:
I am a good candidate for this loan because I pay my loans and have a steady job.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425233
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$929.09

Auction yield range:	17.18% - 19.00%	Estimated loss impact:	35.56%
Lender servicing fee:	1.00%	Estimated return:	-16.56%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Mar-2004	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	1 / 1	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	9	Length of status:	2y 2m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Investor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	tenacious-money	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Expanding Business
Purpose of loan:
This loan will be used to expand my business, which currently provides water treatment services to homeowners in North Carolina.? I want to use the money to buy additional equipment and buy out the customer contracts of another business.

My financial situation:
I am a good candidate for this loan because I am committed to success, for my own business and for those who help me such as lenders.? I have a rigorously analyzed business plan complemented by experience in my field, as well as time spent in the military and an Ivy League degree in economics.? This loan would be an excellent and profitable addition to your portfolio.

Projections:

Business Revenue (including that produced by assets to be purchased):
$225,000

Expenses:

Cost of Goods Sold
$26,000

Labor (Including Personal Compensation)
$63,000

Rent
$25,000

Selling, General and Administrative Expenses
$32,000

Business Cash Flow (including that produced by assets to be purchased):
$79,000

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425235
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,200.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$193.25

Auction yield range:	17.18% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-2001	Debt/Income ratio:	10%
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	13	Length of status:	4y 9m
Amount delinquent:	$0	Revolving credit balance:	$5,190	Occupation:	Civil Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	62%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	Trans-Alk	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Purchasing A Primary Vehicle
Purpose of loan:
This loan will be used to purchase a primary vehicle for my personal use. I have paid off the note on my current vehicle but the maintenance costs that come with the age of the vehicle are becoming unreasonable. I plan to sell my current vehicle immediately I purchase a new one and apply all the proceeds toward repaying this loan.

My financial situation:
I am a good candidate for this loan because I have an excellent work record, and a very well-paying, secure job as with the State of California. The loan will be repaid as promised through automatic payment from my checking account.

I am very fiscally prudent and budget my spending meticulously. My wife and I are employed full time and we share equally in our mortgage payments and other household expenses. I have an average of $1700 left after meeting my other financial commitments every month. Repayment of this loan is both feasible and possible.

Feel free to contact me with any questions. Thank you for considering my listing, and happy bidding.

Monthly net income: $4070

Monthly expenses:
Housing: $1280
Insurance: $60
Car expenses: $150 (Car Paid off)
Utilities: $70
Phone, cable, internet: $ 130
Food: $ 200
Clothing, household expenses $120
Credit cards and other loans: $300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425241
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$346.65

Auction yield range:	11.18% - 14.00%	Estimated loss impact:	10.31%
Lender servicing fee:	1.00%	Estimated return:	3.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Feb-1999	Debt/Income ratio:	Not calculated
Credit score:	740-760 (Sep-2009)	Current / open credit lines:	21 / 21	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	8y 3m
Amount delinquent:	$0	Revolving credit balance:	$120,765	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	68%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	luminous-return	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
New A/C unit, payoff debt
Purpose of loan:
This loan will be used to replace A/C to high efficiency unit that lower my monthly electric bills, as well as payoff some personal debt.

My financial situation:
I am a good candidate for this loan because?I have had stable income for the last ten years and maintain a good credit rating by not overextending myself too much.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425249
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,900.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	20.00%	Starting borrower rate/APR:	21.00% / 23.25%	Starting monthly payment:	$109.26

Auction yield range:	11.18% - 20.00%	Estimated loss impact:	10.48%
Lender servicing fee:	1.00%	Estimated return:	9.52%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Dec-1998	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	9 / 8	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	16	Length of status:	1y 8m
Amount delinquent:	$0	Revolving credit balance:	$9,299	Occupation:	Landscaping
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	92%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	impressive-openness	Borrower's state:	Nebraska	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need Snow Plow
Purpose of loan:
This loan will be used to purchase snow plow for buisness this winter.

My financial situation:
I am a good candidate for this loan because currently own 3 properties one of which is paid off and the other two are rentals.? I also have no late payments.? I would just like a few thousand to buy a plow to make more money this winter.? Home equity is out of the question and would only be used as last resort if I can't get funded.? Unfortunately Prosper doesn't count rental income into the credit report equation skewing my score to D rating.? When last home was bought last year score was 692.

Monthly net income: $
2,900
Monthly expenses: $
??Housing: $ home paid off
??Insurance: $ 150 including buisness insurance
??Car expenses: $ 440
??Utilities: $ 150
??Phone, cable, internet: $ 100
??Food, entertainment: $ 250
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 300
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425253
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Nov-1993	Debt/Income ratio:	19%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	20	Length of status:	19y 2m
Amount delinquent:	$2,277	Revolving credit balance:	$0	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	13	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	trident5	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Pay Day loans
Purpose of loan:
This loan will be used to? pay off pay day loans that were taken to cover surgery cost for our family dog.? With the interest that we are paying we have paid back twice what we borrowed already and it just doesn't seem to go down. We need to pay them off and get back on track.? We don't like worrying all the time.

My financial situation:
I am a good candidate for this loan because? I have a secure position as payroll manager at my company with a good salary?and will be celebrating my 20th anniversary with them this coming summer.?? I have additional income from my husband who also holds a secure position with his company for 15+ years.

Monthly net income: $ 6300????

Monthly expenses: $ 4600
??Housing: $?2400????
??Insurance: $?140
??Car expenses: $ 490
??Utilities: $ 300
??Phone, cable, internet: $ 145
??Food, entertainment: $ 500
??Clothing, household expenses $ 300
??Credit cards and other loans: $?325
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425259
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.77%	Starting borrower rate/APR:	11.77% / 13.90%	Starting monthly payment:	$132.42

Auction yield range:	4.18% - 10.77%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.64%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jun-1993	Debt/Income ratio:	21%
Credit score:	760-780 (Sep-2009)	Current / open credit lines:	17 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	35	Length of status:	2y 3m
Amount delinquent:	$0	Revolving credit balance:	$16,414	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	81%	Stated income:	$100,000+
Delinquencies in last 7y:	2	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	PocoDiablo	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Replacing leased vehicle with owned
Purpose of loan:
This loan will be used to purchase a used car to replace my current near-lease-end car.? My current vehicle is a 2007 and costs $374/mo.The monthly payment for this loan will be a third of the lease payment and the insurance will be much lower, probably saving me $250/mo or more.? My financial situation:
I am 40 years old, happily married, no kids, and have very few expenses.? I am a good candidate for this loan because I have good credit and make all my payments on time.I am in a very good financial situation and I am a homeowner.I am VERY careful with my finances and make ALL my payments on time.Unfortunately, the banks I have applied to won?t loan me this *small* of a loan for a used car, and I don?t want to buy a new car.My education and profession:
I have a bachelors degree, 15 years of professional experience, and work in a very stable full-time position as a Senior Web Developer for a fortune 500 company since July of 2006.? I also have a small technical consulting business which I have run for 12 years.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425261
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	24.55%	Starting borrower rate/APR:	25.55% / 27.86%	Starting monthly payment:	$200.26

Auction yield range:	11.18% - 24.55%	Estimated loss impact:	10.61%
Lender servicing fee:	1.00%	Estimated return:	13.94%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Oct-1999	Debt/Income ratio:	44%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	5 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	0y 1m
Amount delinquent:	$0	Revolving credit balance:	$5,003	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	34%	Stated income:	$1-$24,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	2
Screen name:	sturdy-order	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Stopping the rain...
Purpose of loan:
This loan will be used to?
Pay off a credit card that has made me a statistic, i.e., has 'gotten away' from me via an impulse buy of $1000 worth of suits and a desperation cash advance.
My financial situation: is stable. I work two jobs (one of which is full time, with insurance benefits) and the other has much room for advancement.
I am a good candidate for this loan because? I have a proven record of paying off debt and living within my means. However, this time 'round, I've just messed up. I hold a bachelor's degree and a master's degree and am working on training as a Licensed Professional Counselor (LPC) in the state of TX. Oh, and the one and only delinquency I have is from a medical bill address miscommunication that has been resolved (i.e., bill paid off satisfactorily and in full) for some two years now.

Monthly net income: $ 1500

Monthly expenses: $ 1250
??Housing: $450/mo
??Insurance: $108/mo
??Car expenses: $300/mo
??Utilities: $50/mo
??Phone, cable, internet: $35/mo
??Food, entertainment: $100/mo
??Clothing, household expenses $20/mo
??Credit cards and other loans: $140/mo
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425265
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.90

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-1992	Debt/Income ratio:	15%
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	8	Length of status:	16y 11m
Amount delinquent:	$0	Revolving credit balance:	$3,870	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	67%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	diligent-pound	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Check Cashing Fund
Purpose of loan:
This loan will be used to increase the check cashing fund for my small chain of three check cashing stores in Houston, Texas.

My financial situation:
I am a good candidate for this loan because my company is solvent.? We have just opened our third location in March, and business has been steadily increasing.? Our business relies on customer inflow of cash from walk in utility bill payments and the purchase of money orders to have the inventory of cash to cash their payday checks. Because of the recent economic climate, many customers are holding off on paying their bills, spending less, and saving more.? This has caused less capital from customer inventory to work with.? While at the same time, bad management of personal finances, and tightened financial situations of the customers that walk in our doors has made them more likely to use our Check Cashing services.? Thus a decrease in available supply, and a sharp increase in demand.? This influx of cash will help offset the need for rolling capital from the customers and give us the inventory to keep growing at our newest location while at the same time allow us to maximize on the current climate.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425267
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.18%	Starting borrower rate/APR:	18.18% / 20.39%	Starting monthly payment:	$362.43

Auction yield range:	17.18% - 17.18%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Dec-1975	Debt/Income ratio:	54%
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	25 / 18	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	66	Length of status:	14y 5m
Amount delinquent:	$0	Revolving credit balance:	$165,786	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	93%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	new-satisfying-deal	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Wedding expenses
Purpose of loan:
This loan will be used to? I am trying to obtain funding to pay for my daughters wedding. This is my first daughters wedding and I'm finding it difficult to get funding from local banks and institutions. I Do not want to disappoint my daughter and would appreciate your consideration for this loan.
Sincerly, Harry P Hansen

My financial situation:
I am a good candidate for this loan because?
I am 58 years and? have never filed bankruptcy or defaulted on any loan or financial obligation in my life.
All my monthly payments are current. I have worked at my present job for 14 and 1/2 years and resided at my present address for over 26 years.
Monthly net income: $
81000
Monthly expenses: $
??Housing: $?2000
??Insurance: $250
??Car expenses: $?500
??Utilities: $?400
??Phone, cable, internet: $ 200
??Food, entertainment: $?400
??Clothing, household expenses $ 600
??Credit cards and other loans: $ 60000
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425269
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$119.28

Auction yield range:	17.18% - 24.00%	Estimated loss impact:	26.38%
Lender servicing fee:	1.00%	Estimated return:	-2.38%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jun-1996	Debt/Income ratio:	41%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	25 / 23	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	56	Length of status:	3y 11m
Amount delinquent:	$124	Revolving credit balance:	$45,398	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	86%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	kindness-performer6	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying of Credit Cards
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425271
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.22%	Starting borrower rate/APR:	31.22% / 33.62%	Starting monthly payment:	$215.61

Auction yield range:	11.18% - 30.22%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.46%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Apr-1984	Debt/Income ratio:	13%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	14 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	60	Length of status:	19y 9m
Amount delinquent:	$0	Revolving credit balance:	$932	Occupation:	Professional
Public records last 12m / 10y:	1/ 1	Bankcard utilization:	2%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	10	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	sophisticated-note	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying taxes and a small loan
Purpose of loan:
This loan will be used to? pay 3000.00 in property taxes for 2008 and pay off a 2000, loan ?

My financial situation:
I am a good candidate for this loan because?i need to build credit and i would absolutly be in good faithh with this loan??

Monthly net income: $ 3400.00??after taxes??????

Monthly expenses: $
??Housing: $ 1256.00????
??Insurance: $ 58.00????
??Car expenses: $ 400.00
??Utilities: $ 200.00
??Phone, cable, internet: $ 130.00
??Food, entertainment: $ 300.00
??Clothing, household expenses $ 50.00
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425273
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$294.03

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Oct-1975	Debt/Income ratio:	33%
Credit score:	620-640 (Sep-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	4	Total credit lines:	41	Length of status:	14y 0m
Amount delinquent:	$15,914	Revolving credit balance:	$5,483	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	32%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	17	Homeownership:	No
Inquiries last 6m:	2
Screen name:	withoutdebt	Borrower's state:	Missouri	Borrower's group:	FUTURE FINANCIAL FREEDOM 1
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	620-640 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	640-660 (Aug-2009) 580-600 (Jul-2008) 580-600 (Jun-2008) 580-600 (Apr-2008)
Principal balance:	$2,284.94	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
2nd Prosper loan score up 60 points
Purpose of loan:

This loan will be used to pay off my current Prosper Loan (2300) and to pay some other credit obligations

My financial situation:
In November I will have 920. more in income.? I have been financially stressed the last two months due to getting my own child and my two grandchildren back in school.? My own daughter is a senior in college and my two grandchildren who live with me are in public school.? I have faithfully paid my current loan on time every month.? PLEASE HELP US ONCE AGAIN? and help me on my way to becoming debt free.? I know I can do this but your help ?would speed the process.? Thanks to all my bidders on my current loan. My?credit score?is 60 points higher than when I got my first Prosper Loan.I would like to continue to upgrade my credit score please?help me contiune.???I am a good candidate for this loan because..I am a good honest person who?is?determined to be debt free in two years? My daughter and grandaughter were killed and surviving children came to live with me. This loan?will pay off my current Prosper loan?($2300.) and help me get caught up on some other bills.
? I have paid my account on time every month.?Group members please bid on this loan, good return for you and I will pay on time every time. as well.? My goal is debt free?as quickly as possible.? THANKS TO EVERYONE WHO BID ON MY LISTING PLEASE BID AGAIN

Monthly net income: $ 3500.

Monthly expenses: $ 2500.
??Housing: $ 650.
??Insurance: $260
??Car expenses: $170.Utilities: $ 300
??Phone, cable, internet: $200
??Food, entertainment: $250
??Clothing, household expenses $135.
??Credit cards and other loans: $?550.
??Other expenses: $180.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425277
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$277.32

Auction yield range:	11.18% - 14.00%	Estimated loss impact:	10.31%
Lender servicing fee:	1.00%	Estimated return:	3.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	May-2003	Debt/Income ratio:	17%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	14	Length of status:	2y 3m
Amount delinquent:	$0	Revolving credit balance:	$7,690	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	69%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	reward-matrix	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to pay off my credit cards. ?

My financial situation:
I am a good candidate for this loan because I have begun the process of paying off a decent amount of debt so far and I am on the right track to paying it off quickly. I have made large payments to my credit cards each month.?I have very few expenses because I live with?a family member. I am just someone that needs a little help paying off the remaining amount of debt?that I have.

Monthly net income: $2,800.00

Monthly expenses: $
??Housing: $ 0.00
??Insurance: $ 0.00
??Car expenses: $ 0.00
??Utilities: $ 0.00
??Phone, cable, internet: $ 0.00
??Food, entertainment: $ 300.00
??Clothing, household expenses $
??Credit cards and other loans: $ 300.00
??Other expenses: $ 400.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425279
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	12.25%	Starting borrower rate/APR:	13.25% / 15.40%	Starting monthly payment:	$507.22

Auction yield range:	3.18% - 12.25%	Estimated loss impact:	1.52%
Lender servicing fee:	1.00%	Estimated return:	10.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Feb-2000	Debt/Income ratio:	18%
Credit score:	800-820 (Aug-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	3y 4m
Amount delinquent:	$0	Revolving credit balance:	$111,793	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	30%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	note-samaritan	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Credit card Freedom
Purpose of this loan: This loan will pay my current high interest credit card balance. I am trying to get this paid off but it?s not happening sooner because of the ever-increasing interest rates. I can afford to pay but why give them the interest gains instead of prosper investors?

I am a good candidate because: I have a stable full and part time jobs. Overtime is always there, paying double of my rate about 3-4x/mo. My husband is a Police Ofcr and also works as a sub teacher for HS. No kids. His income pays our mortgage. Combined we have $8,000/mo plus extra VA money/mo from Marine Corps. Each of us own two retirement plans having sustainable balances. My AA?rating proves my credit reliability. I am already paying $500-600/mo on this card. With my proposed loan, I would be paying the same only I could pay it off in 3 yrs instead of longer. There is a 111K-credit balance reflected on my profile, 90K is from my home equity obtained 3 yrs ago that we used for needed home improvements, few overseas investment and paid off a car loan. This loan has a very good fixed interest rate. Our home is suited for our retirement plans hence, no plans to move at all. It is in a desirable community with high potential for return once housing market turns around.
My personal expenses/mo include: Income: $4,300.00/mo
Expenses: Mortgage:????????????????????????????????????? husband's income
Insurance/invest:????????????????? ????????????????????????? ?700.00 (for 2)
Cable, gas & water, car gas:??????????????????????????? 600.00
Entertainment, food, grocery:?????????????????????????? 650.00
Credit Cards:???????????????????????????? ???????????????????? 600.00
Others:?????????????????????????????????????????????????????????? ?650.00 (I send my sister to college)
Net Balance: $1,100.00/mo
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425281
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	22.68%	Starting borrower rate/APR:	23.68% / 25.97%	Starting monthly payment:	$78.13

Auction yield range:	8.18% - 22.68%	Estimated loss impact:	8.54%
Lender servicing fee:	1.00%	Estimated return:	14.14%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Nov-1995	Debt/Income ratio:	26%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	12	Length of status:	4y 6m
Amount delinquent:	$50	Revolving credit balance:	$1,498	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	35%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	best-leverage-rider	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Engagement & Wedding Arrangements
Purpose of loan:
This loan will be used to? To purchase Engagement ring,and to make preparations for Wedding

My financial situation:
I am a good candidate for this loan because?I have been working very hard to build up a good credit report,and I?am determined to establish my credit worthyness,by ask for your?assistance, to finance this important event in my life.?

Monthly net income: $2,300

Monthly expenses: $
??Housing: $600?
??Insurance: $ 50
??Car expenses: $120
??Utilities: $ 50
??Phone, cable, internet: $80
??Food, entertainment: $ 50
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 200
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425283
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.18%	Starting borrower rate/APR:	18.18% / 20.39%	Starting monthly payment:	$181.21

Auction yield range:	17.18% - 17.18%	Estimated loss impact:	25.95%
Lender servicing fee:	1.00%	Estimated return:	-8.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Feb-1996	Debt/Income ratio:	42%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	30	Length of status:	7y 5m
Amount delinquent:	$7,983	Revolving credit balance:	$6,552	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	97%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	4	Homeownership:	No
Inquiries last 6m:	0
Screen name:	microscope5	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off credit cards
Purpose of loan:
This loan will be used to?
pay of current credit cards with high intrest
My financial situation:
I am a good candidate for this loan because?I make payments on time?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425287
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	30.76%	Starting borrower rate/APR:	31.76% / 34.16%	Starting monthly payment:	$130.26

Auction yield range:	14.18% - 30.76%	Estimated loss impact:	15.41%
Lender servicing fee:	1.00%	Estimated return:	15.35%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Feb-1994	Debt/Income ratio:	22%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	12 / 13	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	30	Length of status:	16y 6m
Amount delinquent:	$1,617	Revolving credit balance:	$61,082	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	93%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	credit-marble	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Retrieving dignity
Purpose of loan:
This loan will be used to? Pay off high interest rate credit card debt so that I can catch up with all other payments and recover some of my dignity. My husband was out of work last summer and I fell a couple weeks behind and then we had some unexpected vet bills which I was determined to pay in cash so as to not incur more debt. I admit to having accumulated too much. I?haven't used a credit card for 2 years, but still carry balances and have missed deadlines, which increases my rate to nearly 30%. I need a little help creating some breathing room.

My financial situation:
I am a good candidate for this loan because? I have a job with the federal government and it is very stable with a good income. I have overdraft protection on my checking accounts and my re-payments will never be missed. My husband is also currently employed and contributes an extra $2400/month. health and life insurance costs come out of my check before below net. Car insurance is listed.

Monthly net income: $ 4400

Monthly expenses: $
??Housing: $ 1365
??Insurance: $?130
??Car expenses: $paid off?
??Utilities: $ 200
??Phone, cable, internet: $ 120
??Food, entertainment: $ 400
??Clothing, household expenses $50
??Credit cards and other loans: $ 2000
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425291
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-1986	Debt/Income ratio:	16%
Credit score:	620-640 (Sep-2009)	Current / open credit lines:	12 / 11	Employment status:	Full-time employee
Now delinquent:	6	Total credit lines:	37	Length of status:	16y 2m
Amount delinquent:	$37,998	Revolving credit balance:	$799	Occupation:	Clerical
Public records last 12m / 10y:	2/ 2	Bankcard utilization:	5%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	57	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	june21	Borrower's state:	Ohio	Borrower's group:	Family and Friends of the Military
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 100% )	620-640 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	600-620 (Aug-2008) 600-620 (Jul-2008) 600-620 (Jun-2008) 600-620 (Jan-2008)
Principal balance:	$761.22	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
Cash needed for family expenses
Purpose of loan:
This loan will be used to pay my back City taxes and make my final payment on our van.? This will also allow me to?stop using?the Payday Loan companies.? The fees are too high. ?I will have no problem paying back this loan with monthly?installments.?

My financial situation:
I am a good candidate for this loan because?without the fees mentioned above my income will be substantial to make my payments.? I am a GS-11 with the Federal Government.? I have been with the government for almost 30 years.? My debt problems arose when my?wife stopped working when my?youngest child was born 5 year ago.? She hasn't worked regularly since.? He is now in school full-time so she will be able to?work full-time.? The figure below under other loans includes the fees for the Payday Loans which I want to eliminate.? Monthly net income: $ 4260.80

Monthly expenses: $ 3288.14
??Housing: $ 911.27
??Insurance: $ 546.87
??Car expenses: $ 150
??Utilities: $ 180
??Phone, cable, internet: $ 160
??Food, entertainment: $ 300
??Clothing, household expenses?
??Credit cards and other loans: $?200
??Other expenses: $ 60
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425293
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$18,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.75%	Starting borrower rate/APR:	18.75% / 20.97%	Starting monthly payment:	$657.54

Auction yield range:	17.18% - 17.75%	Estimated loss impact:	18.98%
Lender servicing fee:	1.00%	Estimated return:	-1.23%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Nov-1981	Debt/Income ratio:	52%
Credit score:	740-760 (Aug-2009)	Current / open credit lines:	15 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	4y 8m
Amount delinquent:	$0	Revolving credit balance:	$10,633	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	47%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	robust-exchange	Borrower's state:	NorthCarolina	Borrower's group:	Have Money - Will Bid
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off credit cards
Purpose of loan:
This loan will be used to? debt elimination

My financial situation:
I'm a?great candidate for this loan because?I have excellant credit and I will reduce debt by canceling all my credit cards?and improve my credit even more.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425297
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,600.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.33%	Starting borrower rate/APR:	11.33% / 13.45%	Starting monthly payment:	$85.53

Auction yield range:	4.18% - 10.33%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.20%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Mar-1994	Debt/Income ratio:	15%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	6 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	11y 5m
Amount delinquent:	$0	Revolving credit balance:	$28,019	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	93%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	value-cherry	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Refinancing auto loan
Purpose of loan:
This loan will be used to? refinance an auto loan. I need to refinance this loan to put the vehicle in my name only. I am currently upside down on this vehicle and need this money to make the loan go through.

My financial situation:
I am a good candidate for this loan because? I pay my bills on time and plan on paying this off ahead of schedule.

Monthly net income: $ 2880

Monthly expenses: $ 1510
??Housing: $ 100
??Insurance: $ 120
??Car expenses: $ 445
??Utilities: $ 0
??Phone, cable, internet: $ 175
??Food, entertainment: $ 100
??Clothing, household expenses $ 40
??Credit cards and other loans: $ 530
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425299
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.23%	Starting borrower rate/APR:	18.23% / 20.44%	Starting monthly payment:	$199.47

Auction yield range:	17.18% - 17.23%	Estimated loss impact:	25.95%
Lender servicing fee:	1.00%	Estimated return:	-8.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Oct-1985	Debt/Income ratio:	21%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	14 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	42	Length of status:	29y 3m
Amount delinquent:	$0	Revolving credit balance:	$23,469	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	101%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	4
Screen name:	melsdebt	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	17 ( 100% )	640-660 (Latest)
Principal borrowed:	$6,500.00	< mo. late:	0 ( 0% )	640-660 (Aug-2009) 640-660 (Mar-2008)
Principal balance:	$3,703.59	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
Going to College at 46!
Purpose of loan:
This loan will be used to consolidate my bills to better my credit scores to buy a house!

My financial situation:
I am a good candidate for this loan because?I pay all my bills on-time; divorce messed up credit score to get a loan.

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425301
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	14.18% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Sep-1993	Debt/Income ratio:	24%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	11 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	8y 5m
Amount delinquent:	$0	Revolving credit balance:	$21,281	Occupation:	Social Worker
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	88%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	greatest-money-fort	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
payoff credit cards/fix breaks(car)
Purpose of loan:
This loan will be used to? fix breaks on car and payy off some smaller credit cards, sams, secu, capital one, etc..

My financial situation:
I am a good candidate for this loan because? i have never defaulted on any loan i always pay my payments.

Monthly net income: $ 3500.00

Monthly expenses: $
??Housing: $ my husband pays for this although it is in my name too.
??Insurance: $?my husband pays?for
??Car expenses: $ 200.00
??Utilities: $ 140.00
??Phone, cable, internet: $ 100.00
??Food, entertainment: $?400.00 husband pays for
??Clothing, household expenses $ 200.00
??Credit cards and other loans: $ 636.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425303
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$278.73

Auction yield range:	17.18% - 19.00%	Estimated loss impact:	26.06%
Lender servicing fee:	1.00%	Estimated return:	-7.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jun-1991	Debt/Income ratio:	31%
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	14	Length of status:	2y 6m
Amount delinquent:	$0	Revolving credit balance:	$28,892	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	loot-accelerator	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Credit Card Hostage
Purpose of loan:
This loan will be used to pay off the credit cards that have raised their rates by exorbitant amounts despite my never paying one late.

My financial situation:
I am a good candidate for this loan because my family has set the goal of debt free in 3, and this is going to help us get there. We are officially done with credit cards.

Monthly net income: $ 7200

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425305
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 20.21%	Starting monthly payment:	$144.61

Auction yield range:	14.18% - 17.00%	Estimated loss impact:	14.75%
Lender servicing fee:	1.00%	Estimated return:	2.25%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Feb-1994	Debt/Income ratio:	Not calculated
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	22 / 20	Employment status:	Part-time employee
Now delinquent:	2	Total credit lines:	33	Length of status:	3y 0m
Amount delinquent:	$0	Revolving credit balance:	$12,596	Occupation:	Clerical
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	88%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	commitment-balance	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Education
Purpose of loan:
I ?will be using this loan to help fund?my son's college education.

My financial situation:
I have?stable employment?in a strong industry, a?good salary, and my monthly expenses are not excessive.??

Monthly net income: $ 5417

Monthly expenses: $
??Housing: $
??Insurance: $?230?
??Car expenses: $ 289
??Utilities: $?75
??Phone, cable, internet: $?40
??Food, entertainment: $?250
??Clothing, household expenses $ 150
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425307
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	7.00%	Starting borrower rate/APR:	8.00% / 10.08%	Starting monthly payment:	$313.36

Auction yield range:	4.18% - 7.00%	Estimated loss impact:	2.11%
Lender servicing fee:	1.00%	Estimated return:	4.89%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Feb-1994	Debt/Income ratio:	21%
Credit score:	760-780 (Sep-2009)	Current / open credit lines:	14 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	5y 11m
Amount delinquent:	$0	Revolving credit balance:	$13,000	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	38%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	4	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	rsd4444	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	760-780 (Latest)
Principal borrowed:	$3,050.00	< mo. late:	0 ( 0% )	760-780 (Jul-2008)
Principal balance:	$2,032.83	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
Paying off Car and Credit Cards
Purpose of loan:
This loan will be used to? pay off my car ($4500 owed) and two credit cards.?????????????

My financial situation:
I am a good candidate for this loan because? my current car payment is the same amount that this prosper loan will be.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425309
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,100.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.33%	Starting borrower rate/APR:	11.33% / 14.58%	Starting monthly payment:	$36.18

Auction yield range:	4.18% - 10.33%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.20%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Mar-1999	Debt/Income ratio:	8%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	2y 3m
Amount delinquent:	$0	Revolving credit balance:	$449	Occupation:	Engineer - Electric...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	2%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	8	Homeownership:	No
Inquiries last 6m:	3
Screen name:	motor_guy	Borrower's state:	Arkansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	700-720 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	0 ( 0% )	620-640 (Jul-2008)
Principal balance:	$1,509.28	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
Repairing car
Purpose of loan:
This loan will be used to? help pay for car repairs

My financial situation:
I am a good candidate for this loan because? I can repay back this loan relatively easily.

Monthly net income: $

Monthly expenses: $
??Housing: $ 675
??Insurance: $ 157
??Car expenses: $ 500
??Utilities: $ 100
??Phone, cable, internet: $ 35
??Food, entertainment: $ 200
??Clothing, household expenses $
??Credit cards and other loans: $ 200
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425315
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	B
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	16.98%	Starting borrower rate/APR:	17.98% / 20.19%	Starting monthly payment:	$361.42

Auction yield range:	6.18% - 16.98%	Estimated loss impact:	5.30%
Lender servicing fee:	1.00%	Estimated return:	11.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Aug-2000	Debt/Income ratio:	60%
Credit score:	760-780 (Sep-2009)	Current / open credit lines:	24 / 22	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	33	Length of status:	3y 7m
Amount delinquent:	$0	Revolving credit balance:	$4,403	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	7%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	orderly-bazaar5	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Medical
Purpose of loan:
This loan will be used to? Pay medical expenses for my wife's surgery.

My financial situation:
I am a good candidate for this loan because? I have depleated my savings for my wife's medical expenses and need the comfort of having my savings built back up.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425317
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jul-1989	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	7 / 6	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	27	Length of status:	5y 0m
Amount delinquent:	$0	Revolving credit balance:	$18,758	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	57%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	4
Screen name:	blue-melodious-benefit	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
inventory and advertising
Purpose of loan: new inventory
This loan will be used to purchase new inventory for my fabric store. In retail, you have to have new stock all the time and I am having a bit of trouble keeping up.? This last year has been incredibly hard on my business. Most vendors use the same factor, and they went bankrupt. Vendors are tightening terms or asking for COD or payment? up frontand I have had to dip into my personal credit cards to keep getting in new stock...but of course this past year has been incredibly slow, and going from 60 days net to 20 -25 days on a credit card...I just can't keep doing that.

My financial situation:
I am a good candidate for this loan because I have had this business for five years. I started out with less than a thousand bucks.I know how to make the most of very little money.? I have always kept current with my vendors, paid my rent and other business expenses, etc.? My personal lines of credit are high, but they are paid on time.? I know that my business is profitable, we just had a bad year.?

My spouse is a federal employee and? his income and benefits cover our family expenses.?

My credit score is 712 and I have no delinquencies. I do have some high balances on personal cards, but that's a recent situation caused? by the credit crunch I have previously explained.

Monthly net income: $ My net sales are around $4000 per month, but of course that fluctuates, as it is retail

Monthly expenses: $ 2000
??Housing: $ my shop rent is $400 and this includes utilities
??Insurance: $ 150
??Car expenses: $ none, I use my personal vehicle
??Utilities: $ none
??Phone, cable, internet: $ 150
??Food, entertainment: $ none, for the business
??Clothing, household expenses $ none,for the business
??Credit cards and other loans: $300 on personal credit cards
??Other expenses: $ advertising, trade shows, office supplies, postage, etc. $1000
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425319
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$183.28

Auction yield range:	17.18% - 18.00%	Estimated loss impact:	19.00%
Lender servicing fee:	1.00%	Estimated return:	-1.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Nov-1997	Debt/Income ratio:	20%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	6	Length of status:	2y 5m
Amount delinquent:	$0	Revolving credit balance:	$2,363	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	87%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	abdulfrk	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 100% )	640-660 (Latest)
Principal borrowed:	$7,000.00	< mo. late:	0 ( 0% )	640-660 (Apr-2008)
Principal balance:	$4,287.04	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
buying a new car for my family
Purpose of loan:
This loan will be used to? i need a car for my family

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $ 2500

Monthly expenses: $?total 1100
??Housing: $ 700
??Insurance: $ 0
??Car expenses: $ 0
??Utilities: $ 50
??Phone, cable, internet: $ 49
??Food, entertainment: $ 100
??Clothing, household expenses $ 200
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425323
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$929.09

Auction yield range:	17.18% - 19.00%	Estimated loss impact:	35.56%
Lender servicing fee:	1.00%	Estimated return:	-16.56%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Sep-1986	Debt/Income ratio:	32%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	12 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	9y 10m
Amount delinquent:	$0	Revolving credit balance:	$13,837	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	spiritual-return	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation From Divorce
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425325
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	5.00%	Starting borrower rate/APR:	6.00% / 8.06%	Starting monthly payment:	$304.22

Auction yield range:	3.18% - 5.00%	Estimated loss impact:	1.49%
Lender servicing fee:	1.00%	Estimated return:	3.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jan-1995	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	840-860 (Sep-2009)	Current / open credit lines:	13 / 11	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	24	Length of status:	0y 11m
Amount delinquent:	$0	Revolving credit balance:	$13,993	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	13%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	SoyLover	Borrower's state:	Washington	Borrower's group:	Microsoft Employees
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Remodeled Home needs New Windows!
Purpose of loan:
We purchased a home last March 2009 and remodled it. Mostly done but windows.
Already spent 60K.
Replace Windows project was set next year but I'm trying to fit it in this year before it gets colder.

My financial situation:
Net Income:
Self: $7500?
Spouse: $3000(After 401K, IRA, Medical Insurance, Child Support)
Rent Income: $1650($1800?before management service fee)

Expense:
Mortgage(2 houses): $4800?? (Interest+Principal+Property Tax)
Fixed Expesne: $1000? (Cell phone, phone, internet, untilities, auto insurance, etc)
Auto Loan: $500? (17K left, 4 more year)
Average living Exp: $1500 (Groceries, dining out, clothes, house hold, baby stuffs, etc)
Investment: $400
Saving : $1000 (As of Today, 2K in hand. Will stop saving when it over 5K and focus on card payment)
Daycare: $1175/month

Card Payment: $2400+?? Whatever left after $1000 saving.
1. $300 - 12K left.? 0% interest until June 2010
2. $2000 - 7K left.? 4.99% until end of this year.
3. $100 - 1500 left.? 0% for next 2 years.

Have 2 Amex cards and 1 Visa for "Fixed Expoense" and "Average Living Exp"
Pay full amount every month.

Why do I need and what I'm going to use this?:
As you can see, I do pay my debt fast.?It was?$0 debt before purchase house.?Remodeling cost?40K+ was used by credit card but only 20K left within 6 months.
I need a 10K loan with low interest will help me to do windows replacement faster. Better cash flow.

Windows will cost 12K (This is first floor only.? lower level will be done next year.? There are 33 windows and 5 sliding doors)
All cost will be covered by credit cards with 5% until March 2010.
8K will be used to pay for credit card for windows.
2K will be used for pay 7K left credit card since it's low interest offer ends this year.

Next year, expecting tax retun + bonus = 20K+
This will be used to pay off all credit cards and some/all prosper loan.? This loan won't last more than 1 year.

Overall, you won't make much money but it will be much better than bank saving account.
I have about 20 notes in Prosper and?About 30% are charged off.

6% is my best offer since I can get 5%?from bank(credit card) but short term.

Thank you for watching!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425327
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,900.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.18%	Starting borrower rate/APR:	18.18% / 20.39%	Starting monthly payment:	$68.86

Auction yield range:	17.18% - 17.18%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Oct-1998	Debt/Income ratio:	32%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	7 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	12	Length of status:	3y 10m
Amount delinquent:	$0	Revolving credit balance:	$896	Occupation:	Food Service Manage...
Public records last 12m / 10y:	0/ 4	Bankcard utilization:	89%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	HogsHBInvesting	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Gutter replacement!!!!!!
Purpose of loan:
This loan will be used to?
Gutter replacement
My financial situation:
I am a good candidate for this loan because?
I have re-established my credit since my divorce 9 years ago. I have been re-marrried & own my home.
Monthly net income: $
40.000
Monthly expenses: $
??Housing: $ 900.
??Insurance: $ 98.
??Car expenses: $600.
??Utilities: $ 400.
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $ 200.
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425329
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	11.43%	Starting borrower rate/APR:	12.43% / 14.57%	Starting monthly payment:	$334.20

Auction yield range:	3.18% - 11.43%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	9.92%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jun-1986	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	800-820 (Sep-2009)	Current / open credit lines:	7 / 5	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	35	Length of status:	25y 4m
Amount delinquent:	$0	Revolving credit balance:	$6,669	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	16%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	heavenly-cash9	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PAYING OFF MY CREDIT CARDS
Purpose of loan:
This loan will be used to?PAYING OFF MY CREDIT CARDS AND BUILDING MY?INCOME IN MY?SMALL BUSINESS.?

My financial situation:
I am a good candidate for this loan because? I ALWAYS PAY MY DEBT OFF AS FAST AS I CAN! I AM VERY HARD WORKING AND ALWAYS FILL IN EXTRA TIME WHEN NEEDED
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425331
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Dec-1984	Debt/Income ratio:	26%
Credit score:	600-620 (Sep-2009)	Current / open credit lines:	3 / 5	Employment status:	Full-time employee
Now delinquent:	5	Total credit lines:	41	Length of status:	1y 5m
Amount delinquent:	$609	Revolving credit balance:	$1,307	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	113%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	27	Homeownership:	No
Inquiries last 6m:	2
Screen name:	samiejo	Borrower's state:	Minnesota	Borrower's group:	Have Money - Will Bid
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	14 ( 82% )	600-620 (Latest)
Principal borrowed:	$6,000.00	< mo. late:	3 ( 18% )	620-640 (Oct-2008) 580-600 (Aug-2008) 580-600 (Mar-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
Single Mom NEEDS to get out of debt
Purpose of loan:
This loan will be used to?

I am a newly single mom that is trying to get her life back on track. I have some debt that needs to be consolidated so I am looking at this opportunity to start my life over. I have 2 teenagers that will need me to keep them on track to finish school and grow up and go to college. I can't take a second job because I need to be at home to give them direction and keep them out of trouble.

My financial situation:
I am a good candidate for this loan because? I paid my loan off with Prosper and am in good standings with it. I am dedicated to paying this loan off just like the one that?I currently had with Prosper. The last loan I had with Prosper I paid it off early. Please help me consolidate my debt and start a new life as a single mom. I am not getting anything from my ex husband so I need this loan to help me stay on track.

Monthly net income: $ 4,400.00

Monthly expenses: $
??Housing: $?500.00
??Insurance: $ 0
??Car expenses: $0
??Utilities: $ 100.00
??Phone, cable, internet: $200.00
??Food, entertainment: $ 400.00
??Clothing, household expenses $0
??Credit cards and other loans: $ 1100.00
??Other expenses (sports for the children): $600.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425335
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jun-1991	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	21 / 20	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	45	Length of status:	3y 5m
Amount delinquent:	$0	Revolving credit balance:	$50,115	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	87%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	heartpounding-fairness	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Inventory/operating expenses
Purpose of loan:
This loan will be used to? obtain inventory and maintain positive cash flow for increased operating expenses. My business provides therapeutic shoes and custom made orthotics to diabetic patients in 13 states. Most of the billing and accounts receivables for this business are insurance companies, including Medicare. Due to the increased cost of travel, lodging and inventory items, I have experienced a cash shortfall for inventory purchase and expenses.

My financial situation:
I am a good candidate for this loan because? I have recently purchased a practice list that consists of approximately 580 new clients that bill out to an average payment of $282 per. In addition I still have 600+ clients currently billing at that same average rate who I am in the process of fitting for their footwear needs. These combined clients are recurring income every year as most insurances cover their footwear needs every 12 months. Although I have recently fallen behind due to some business setbacks, I am back on track to have a fantastic business cycle!
Monthly net income: $ 8000

Monthly expenses: $
??Housing: $ 975
??Insurance: $ 100
??Car expenses: $ 800
??Utilities: $ 200
??Phone, cable, internet: $ 125
??Food, entertainment: $ 600
??Clothing, household expenses $ 450
??Credit cards and other loans: $ 700
??Other expenses: $ 750
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425339
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	31.32%	Starting borrower rate/APR:	32.32% / 34.73%	Starting monthly payment:	$459.19

Auction yield range:	11.18% - 31.32%	Estimated loss impact:	10.79%
Lender servicing fee:	1.00%	Estimated return:	20.53%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Aug-1997	Debt/Income ratio:	32%
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	15 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	2y 1m
Amount delinquent:	$0	Revolving credit balance:	$6,055	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	19%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	rjvi45	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	20 ( 95% )	720-740 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	1 ( 5% )	700-720 (Aug-2009) 640-660 (Nov-2007)
Principal balance:	$2,545.87	1+ mo. late:	0 ( 0% )
Total payments billed:	21
Description
CREDIT CARDS AND DENTAL BILL
Purpose of loan:
This loan will be used to?PAY OFF CREDIT CARDS AND GET DENTAL WORK THAT IS BADLEY NEEDED. I HAVE SPENT OVER 15,000?DOLLARS ON MY 3 CHRILDRENS DENTAL WORK WITH BRACES...ETC. AND HAVE LET MY DENTAL WORK GO, NOW?IT IS NOT AN OPTION I HAVE TO HAVE THIS WORK DONE?

My financial situation:
I am a good candidate for this loan because? I PAY MY BILLS ON TIME ALL THE TIME, NOT JUST ONCE IN A WHILE. MY JOB IS SECURE AND I MAKE A DECENT LIVING. GOOD CREIT IS A MUST IN THIS DAY AND TIME. AND I HAVE WORKED HARD TO ACHIEVE IT, I CAN ASSURE YOUR LOAN IS SAFE I AM A CREDIT NUT! I MONITOR MY CREDIT EVERY 2 DAYS. I HAVE A GOOD 401 K AND? MY HOUSE IS PAID FOR. CURRENT VALUE IS 230.000.?????????????.?

Monthly net income: $ 5200

Monthly expenses: $
??Housing: $ 160 TAXES AND INSURANCE
??Insurance: $ 100
??Car expenses: $ 600
??Utilities: $ 300
??Phone, cable, internet: $ 60
??Food, entertainment: $ 400
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 400
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425341
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	14.18%	Starting borrower rate/APR:	15.18% / 17.35%	Starting monthly payment:	$260.65

Auction yield range:	14.18% - 14.18%	Estimated loss impact:	14.61%
Lender servicing fee:	1.00%	Estimated return:	-0.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Aug-1991	Debt/Income ratio:	36%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	20 / 18	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	49	Length of status:	10y 1m
Amount delinquent:	$0	Revolving credit balance:	$198,948	Occupation:	Pharmacist
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	glimmering-wealth	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
shelf corporation purchase
Purpose of loan:
This loan will be used to?
This loan will be used to purchase a shelf corporation with a million dollar credit line and training to aid in the purchase of realestate investments.
My financial situation:
I am a good candidate for this loan because I always pay my debt as is demonstrated by my credit history. The reason my credit score is low is because my income to debt ratio is extremely high. The reason it is so high is because I have had some unfortunate business transactions over the past 2 years and I am now responsible for debt because my business partner vanished. I do have other income from rental properties that I own, but of course this is not apart of my paycheck/employment verifcation that you requested. I will include this in the net income that I list below.I?am also a hardworker?and am determined to make my business work. I really need $20,000 total to purchase this shelf corporation.

Monthly net income: $
10,000
Monthly expenses: $
??Housing: $ 2400
??Insurance:?$100
??Car expenses: $ 0
??Utilities: $ 200
??Phone, cable, internet: $ 150
??Food, entertainment: $ 400
??Clothing, household expenses $ 250
??Credit cards and other loans: $ 3000
??Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425343
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$259.99

Auction yield range:	11.18% - 14.00%	Estimated loss impact:	10.31%
Lender servicing fee:	1.00%	Estimated return:	3.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jan-2001	Debt/Income ratio:	27%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	14 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	38	Length of status:	2y 11m
Amount delinquent:	$0	Revolving credit balance:	$9,989	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	76%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	BookZilla	Borrower's state:	NewHampshire	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	33 ( 94% )	640-660 (Latest)
Principal borrowed:	$10,002.00	< mo. late:	2 ( 6% )	(Mar-2008) 620-640 (Aug-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	35
Description
Used Prosper Last Time -Using Again
Purpose of loan:
This loan will be used to consolidate debt!?

My financial situation:
I am a good candidate for this loan because I previously used Prosper for a $10,000 loan 3 years ago, and made every payment paying it back in full early in June of this year. I take my debts seriously and am at a point where I just would like to pay off some of my higher interest rate loans. I can definitely continue on paying these high interest rates as I currently do, though I would certainly appreciate having to pay less overall through a lower interest rate, and better to put my interest expense into individuals' hands rather than the big banks!

Monthly net income: $2,365.00

Monthly expenses: $1,795.00
??Housing: $400.00 (rent)
??Insurance: $75.00
??Car expenses: $ (none - I don't have a car, I use public transportation @ about $40/month)
??Utilities: $100.00
??Phone, cable, internet: $0, included in rent (Note - I only use a cell phone - do not use a home phone)
??Food, entertainment: $300.00
??Clothing, household expenses $50.00
??Credit cards and other loans: $760.00 (of which $359/month in payments will 'go away' from my current lenders, and transfer to my monthly payments through Prosper if I am funded, as this is the debt that I am consolidating)
??Other expenses: $70 (cell phone)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425349
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,875.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$220.53

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jul-2003	Debt/Income ratio:	6%
Credit score:	740-760 (Sep-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	11	Length of status:	2y 6m
Amount delinquent:	$0	Revolving credit balance:	$3,251	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	11%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	4
Screen name:	yield-conservationist8	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Credit Card Debt
Purpose of loan:
I will use this loan to payoff personal debt. During my college years I took out several credit cards, which I currently owe money on. Now that I have a stable, good paying job I would like to pay off those credit cards and in return have a stable lower interest rate. By paying off these debts I would also be able to purchase a modest townhouse and start building equity.

My financial situation:
I graduated from The University of Houston and work as a certified public accountant with a firm in Houston. My job is very much in demand, and I have recently received a raise. The current amount I owe on three credit cards is $4,875. I am currently putting away money for a down payment on a townhouse; therefore, I would very much like to be debt free.

Monthly Net Income: $3,600
Monthly Expenses: $2,480

Rent: $950
Insurance: $285
Electric: $130
Internet/Cable: $75
Car Payment: $355
Food: $285
Other: $400

Disposable Income: $1,120
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425353
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	11.00%	Starting borrower rate/APR:	12.00% / 14.13%	Starting monthly payment:	$830.36

Auction yield range:	8.18% - 11.00%	Estimated loss impact:	8.73%
Lender servicing fee:	1.00%	Estimated return:	2.27%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Sep-2000	Debt/Income ratio:	21%
Credit score:	780-800 (Sep-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	14	Length of status:	4y 3m
Amount delinquent:	$0	Revolving credit balance:	$1,492	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	10%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	supreme-p2p2	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay back father for student loan
Purpose of loan:
This loan will be used to?
My father paid for my college degree and we made an agreement that I would pay him back for half the cost. The loan terms I have with my father are not very good and I hate owning money to family. I pay on time but I believe my parents need the full cash and not the payments.
My financial situation:
I am a good candidate for this loan because?I am a?mortgage banker, my income is steady and I have been very sucessful since I got started 5 years ago I make enough to afford this loan, I have very little debt and the payment will be?affordable. I have the money in savings to pay for this loan but I have a baby on the way and I am nervous about spending all my savings, it is easier to make payments over time.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425361
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	22.68%	Starting borrower rate/APR:	23.68% / 25.97%	Starting monthly payment:	$156.26

Auction yield range:	8.18% - 22.68%	Estimated loss impact:	8.54%
Lender servicing fee:	1.00%	Estimated return:	14.14%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Aug-2003	Debt/Income ratio:	36%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	14 / 14	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	32	Length of status:	5y 5m
Amount delinquent:	$0	Revolving credit balance:	$15,342	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	70%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	babegrr	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
consolidating debts
Purpose of loan:consolidate my debts
This loan will be used to? pay off credit cards with high interest rates

My financial situation: I have a job
I am a good candidate for this loan because? I pay on time, i'm responsible. I just got caught in the high interest and is hard to keep up

Monthly net income: $ 2200

Monthly expenses: $
??Housing: $500
??Insurance: $67
??Car expenses: $car payoff
??Utilities: $150
??Phone, cable, internet: $0
??Food, entertainment: $200
??Clothing, household expenses $0
??Credit cards and other loans: $4000
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425371
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$203.56

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-1996	Debt/Income ratio:	40%
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	14	Length of status:	4y 11m
Amount delinquent:	$761	Revolving credit balance:	$1,449	Occupation:	Clerical
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	64%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	5	Homeownership:	No
Inquiries last 6m:	0
Screen name:	dmctsmkt	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	36 ( 100% )	680-700 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	0 ( 0% )	560-580 (Aug-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	36
Description
Go back to School!
Purpose of loan:
This loan will be used to pay off some debt & have some to return to school to finish my degree!!

My financial situation:
I am a good candidate for this loan because I have successfully paid off one loan and will be able to make more money once I finish my degree.

Monthly net income: $ 2270

Monthly expenses: $
??Housing: $ 360
??Insurance: $ 75
??Car expenses: $?100
??Utilities: $ 50
??Phone, cable, internet: $ 50
??Food, entertainment: $ 50
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 50
??Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425377
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-1978	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	19 / 15	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	52	Length of status:	0y 1m
Amount delinquent:	$0	Revolving credit balance:	$184,842	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	return-bliss5	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Start up Money
Purpose of loan:
This loan will be used to? give me some start up money to use for advertising my new business.

My financial situation:
I am a good candidate for this loan because? I am very motivated to make this business work! I understand the need to be diligent and consistent each and every day. I have research many different businesses and I know this business to be the very best avenue for me to grow with.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425383
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	11.18% - 34.00%	Estimated loss impact:	10.87%
Lender servicing fee:	1.00%	Estimated return:	23.13%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Apr-1999	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	17 / 15	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	25	Length of status:	6y 2m
Amount delinquent:	$0	Revolving credit balance:	$66,496	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	70%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	musikalt	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Getting Things In Order.....
Purpose of loan:
This loan will be used to?purchase new product line that will increase monthly revenue 200-300% within 2 months!

I'm tired of barely scraping by and just breaking even!

My financial situation:

Recently separated (by truly tacky methods by his attorney) I lack the resources at the present time.?? My husband?and his attorney has tied up much of OUR credit accounts in the legal system and it's killing me!? My FICO score was 750+ six months ago!?

A good candidate???Definitely!!!!???Besides being responsible, I take my "work" very seriously!?? I love what I do, and it gives me a lot of time at home to be with the kids!? It's not a?"JOB" anymore when you DON'T MIND getting up in the morning.? There's something to be said for those of us who get to do what we love - and make money doing it - especially when we're good at it!

PLEASE!? Help me make my dreams come true!? I want to be able to work for profits and retire comfortable one day -- not work for the credit companies!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425389
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.2%

Starting lender yield:	20.53%	Starting borrower rate/APR:	21.53% / 23.79%	Starting monthly payment:	$303.58

Auction yield range:	8.18% - 20.53%	Estimated loss impact:	6.68%
Lender servicing fee:	1.00%	Estimated return:	13.85%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-1991	Debt/Income ratio:	7%
Credit score:	820-840 (Sep-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	32	Length of status:	1y 3m
Amount delinquent:	$4,185	Revolving credit balance:	$1,111	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	9%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	8	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	best-graceful-loan	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Start internet business
Purpose of loan:
This loan will be used to?
best position myself in an online marketing and training business for maxiumum return.
My financial situation:
I am a good candidate for this loan because?
I work smart and I am only needing the loan for 6 months. My investments are all tyed up at the moment or I would not be in need of?this short term loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425395
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	9.08%	Starting borrower rate/APR:	10.08% / 13.20%	Starting monthly payment:	$65.55

Auction yield range:	3.18% - 9.08%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	7.48%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Feb-1995	Debt/Income ratio:	13%
Credit score:	840-860 (Sep-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	5y 4m
Amount delinquent:	$0	Revolving credit balance:	$1,493	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	1%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	excellence4	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Updating my 1940's kitchen
Purpose of loan:
This loan will be used to remove a load bearing wall to expand my tiny kitchen into my currently unused dining room.? A very kind soul gave me a full set of cabinets - now I just?need to move that wall so I can put them to good use!

My financial situation:
I am a good candidate for this loan because I have never made a late payment on anything and always pay more than the minimum.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425407
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,800.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$262.37

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Dec-1996	Debt/Income ratio:	15%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	5	Total credit lines:	27	Length of status:	6y 11m
Amount delinquent:	$24,528	Revolving credit balance:	$4,372	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	28	Homeownership:	No
Inquiries last 6m:	1
Screen name:	Oualiequeen2	Borrower's state:	Texas	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	33 ( 97% )	640-660 (Latest)
Principal borrowed:	$1,875.00	< mo. late:	1 ( 3% )	580-600 (Dec-2007) 600-620 (Nov-2006)
Principal balance:	$139.77	1+ mo. late:	0 ( 0% )
Total payments billed:	34
Description
Real Estate Training
About Me:Our company, Homebound Properties, buys distressed properties in any area or condition at wholesale value, and repairs them to make them habitable or at times, assign them to other Investors to carry out the repairs. Although we are in this business to make a profit, our mission is to keep the neighborhood safe and beautiful by tearing down distressed and dilapidated buildings. If you bid on my listing I promise that I will not let you or my team down. Making my payments on time will be my top priority each month. I previously had a loan and have never been delinquent in my payments. I have 2 more scheduled payments left on my first loan.Loan Request Information:Tax Sales Training with Wayne Gray $1,997
REO Training with Greg Clement and the REO Rock Star $1,297.
$1000 for earnest deposit?
Marketing and advertising $1000
Personal Expense $700
Monthly Financial Details:Total monthly family income: $4,150Mortgage/Rent: $760Phone: $135Gas: $100Electricity and Water: $120Car Loan and Operating Expenses: $450Food: $140Insurance: $188Day care expense: $340Clothing: $150Other expenses: $600I will have $1,266 left to make the payments on my Prosper LoanI will have $1,266 left to make the payments on my Prosper Loan
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425413
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$14,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	28.00%	Starting borrower rate/APR:	29.00% / 31.36%	Starting monthly payment:	$586.68

Auction yield range:	17.18% - 28.00%	Estimated loss impact:	36.13%
Lender servicing fee:	1.00%	Estimated return:	-8.13%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jan-2000	Debt/Income ratio:	21%
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	15	Length of status:	0y 7m
Amount delinquent:	$111	Revolving credit balance:	$9,422	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	73%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	adorable-silver	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off all revolving debt
Purpose of loan:
?I would like to pay off?all debt and be debt free within a few years! This loan will also allow me to do that. It will also allow me to put money in savings every month.

Monthly net income: $4400.00

This loan will be paying off?ALL revolving?debt besides my car which is at 7%. The payment is only $238.00.

I am a good candidate for this loan because I pay all my bills on time. (all revolving, mortgage, etc). I work for The Gores Group-?a private equity firm with 17 billion under management- as an executive assistant. I have job security because I know the owner of the company.

There is "one" small 30 day late?showing, I used?their "Quick Pay" option online.?My account?showed a different amount than was actually due, so they treated it as an "underpayment", hence the 30 day late.?Their credit department is researching this. This site shows I am delinquent on this account which is not true. I can provide proof of this. I am current on all bills.

I also have a very loan debt to income ratio with this loan.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 343330
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jun-1977	Debt/Income ratio:	25%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	19	Length of status:	6y 6m
Amount delinquent:	$1,649	Revolving credit balance:	$0	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	5	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	MITCH1	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	29 ( 100% )	660-680 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	0 ( 0% )	640-660 (Mar-2008) 660-680 (Mar-2007) 660-680 (Mar-2007)
Principal balance:	$950.78	1+ mo. late:	0 ( 0% )
Total payments billed:	29
Description
Car Repair-timing belt broke
Purpose of loan:
This loan will be used to?

I am a Security Officer Supervisor & Instructor.Our business is growing in the time of layoffs and cutbacks I have lived at my home for 10 years. I have never been late or missed a payment. I appreciate all the people who had faith in me and bid on my first loan with Prosper, you allowed me to get ahead and get out of debt. I started out with a $4,000.00 loan with Prosper and only owe 950.78 on it now which shows I am a good bet to get your money back with interest. I did not expect to have a major expense of rebuilding my engine. I only want enough to get me back on the road and to continue working. I believe in the American Dream if you work for it it will be yours.?Monthly net income: $ 2,500.00

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420200
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jul-1990	Debt/Income ratio:	16%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	5	Total credit lines:	47	Length of status:	3y 6m
Amount delinquent:	$45,419	Revolving credit balance:	$616	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$100,000+
Delinquencies in last 7y:	25	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	jmart30702	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Credit card debt
Purpose of loan:
(explain what you will be using this loan for)
Debt consolidation
My financial situation:
(explain why you are a good candidate for paying back this loan)
Solid job
Monthly net income: $
11000
Monthly expenses: $
??Housing: $ 3500
??Insurance: $ 200
??Car expenses: $ 500
??Utilities: $ 150
??Phone, cable, internet: $ 150
??Food, entertainment: $ 500
??Clothing, household expenses $ 300
??Credit cards and other loans: $ 1500
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421006
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	7.97%	Starting borrower rate/APR:	8.97% / 11.30%	Starting monthly payment:	$47.68

Auction yield range:	3.18% - 7.97%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	7.37%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Mar-1995	Debt/Income ratio:	49%
Credit score:	760-780 (Sep-2009)	Current / open credit lines:	14 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	33	Length of status:	3y 0m
Amount delinquent:	$0	Revolving credit balance:	$20,175	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	26%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	Highcreditscore	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	15 ( 100% )	760-780 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	760-780 (Dec-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
Need $ For New Baby
Purpose of loan:
Well, we wasn't even married for one year before we got the great news that we were epecting our first child.? Now she is here and we need a little help with finishing her room and paying off the medical bills associated with having baby.? Thats were YOU come in!? I got a loan thru Prosper for $1000 just to see how it worked.? With that I invested in two other loans and I paid off my initial Prosper loan in 1 YEAR!? The $1500 I am asking for is actually higher that what we are needing, but she is a new baby and I want to have a safety net incase something where to happen. Knock on wood. In any case, what isn't used will be used to pay down the loan. I should have this paid off in one year.? Thanks for the help...

My financial situation:
3 cars. 1 paid for.? 2 houses. One of which turns a profit (I live in the other).? And, a high credit score. You don't get this far by being financtially illiterate.

Monthly net income: $
$2800.00 from my full time job.? Plus another $200.00 from my rental.
Monthly expenses: $
??Housing: $ 650.00????
??Insurance: $ 100.00
??Car expenses: $?700.00
??Utilities: $ 200.00
??Phone, cable, internet: $ 150.00
??Food, entertainment: $ 200.00
??Clothing, household expenses $ 200.00
??Credit cards and other loans: $ 300.00
??Other expenses: $ 100.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422120
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	B
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	16.01%	Starting borrower rate/APR:	17.01% / 19.21%	Starting monthly payment:	$142.63

Auction yield range:	6.18% - 16.01%	Estimated loss impact:	5.28%
Lender servicing fee:	1.00%	Estimated return:	10.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Sep-1990	Debt/Income ratio:	11%
Credit score:	740-760 (Aug-2009)	Current / open credit lines:	12 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	7y 4m
Amount delinquent:	$0	Revolving credit balance:	$275,406	Occupation:	Architect
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	49%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	cognizant-principal	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Touch-up nearly completed remodel
Purpose of loan:
This loan will be used to put the finishing touches a home remodel/addition I've been building myself for the past 18 months. The project is my own house and I've built most of it with my own hands - good experience for an architect accustomed to working on paper and computer only!? I have to finish the project at the rear exterior, shown in the included photo. I need to put in a driveway and a trellis to serve as covered parking before the planning department will give final sign off on the project. A trellis 10' x 25' should cost about $2000, and a concrete driveway another $2000.
My financial situation:
I am a good candidate for this loan because I'm an architect and my wife is a doctor, and we've never even been late with a payment to anyone. Our student loans are paid off, we own our car outright, we own two homes (this one included) and have two small children.? Our future earning potential is high and this property, meant to be our dream house, has become a rental because we moved to Boston for my wife's new job.
I already have the property rented out for next month, but I'd like to get the planning department to sign off on the house before my tenant moves in. The building department has already signed off final inspections, and the property is habitable now.
My cash flow is slow - I'm at the end of an extensive remodel/addition - and I want to finish up this project faster than my normal income/cash flow will allow. I've taken 18 months off of work to build the house, and will be returning to my previous job next month.
Banks are no longer extending home equity lines of credit and the interest rate required to take cash out of a credit card is too high, even for people with great credit.? That's why I'm here at prosper instead of down at the local bank or ATM.
My credit is good, my wife's is superb, we have no student loans, substantial retirement savings, and two 30-year mortgages at low rates. Please consider helping me to finish this project quickly.
Thank You.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422272
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Apr-1998	Debt/Income ratio:	7%
Credit score:	620-640 (Aug-2009)	Current / open credit lines:	5 / 4	Employment status:	Full-time employee
Now delinquent:	4	Total credit lines:	15	Length of status:	2y 6m
Amount delinquent:	$4,459	Revolving credit balance:	$1,650	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	39%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	3
Screen name:	rebeldog67	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	620-640 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	600-620 (Jul-2009) 520-540 (May-2008)
Principal balance:	$632.47	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
Lender--pay the dentist
Purpose of loan:
This loan will be used to? Finance my part of some emergency dental work that needed to be done.??????I am using a credit card for this up front, but would rather pay other lenders interest than Chase.?

My financial situation:
I am a good candidate for this loan because? I have a current prosper loan that I have never missed a payment on.? My credit is bad because prior to going to college I had a few unpaid utility bills when I didn't make very much money.? Now I make good money and have no problem paying my bills.? The public record and the amount delinquent relate to a car accident I was in and received a judgement against me.? I have been paying on the judgement, but it is not reported to the credit agencies as being paid until it is paid off.??????

I am currently a lender on this site and have been for a couple years.? I would never default on a loan.? I have never?ran up credit cards.? I have just purchased a home about two months ago.? The house is brand new so there will not be any unexpected expenses that would come up.

I have no idea what the 4 items now delinquent are.? I am not delinquent on anything that I know of.?

Monthly net income: $ 5000+

Monthly expenses: $ 3200
??Housing: $ 1130????
??Insurance: $ 120
??Car expenses: $ 300
??Utilities: $ 200
??Phone, cable, internet: $ 150
??Food, entertainment: $?600
??Clothing, household expenses $?100
??Credit cards and other loans: $ 300
??Other expenses: $ 300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422954
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	21.00%	Starting borrower rate/APR:	22.00% / 24.26%	Starting monthly payment:	$286.43

Auction yield range:	11.18% - 21.00%	Estimated loss impact:	10.51%
Lender servicing fee:	1.00%	Estimated return:	10.49%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Dec-1976	Debt/Income ratio:	13%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	19 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	3y 3m
Amount delinquent:	$0	Revolving credit balance:	$16,483	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	67%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	nybanker85	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off high interest debt
Purpose of loan:
Last year, I refinanced some student loan onto a 0% APR credit card balance transfer, thinking I would pay it off at the end of the year with my year-end bonus and save a year of interest payments. Unfortunately, that didn't work out as planned, and I'm carrying the balance (10,000) on a credit card at a very high rate after the promotion ended. I'm trying to re-finance that at a lower rate.

My financial situation:
*I've never missed a payment but my credit card utilization rate is high because of this balance.
*I am employed, and will have no problems making all payments in full and on time.
*I expect to make at least 20k more this year than last year.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424034
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	14.18% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Aug-1991	Debt/Income ratio:	22%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	50	Length of status:	12y 1m
Amount delinquent:	$0	Revolving credit balance:	$5,232	Occupation:	Teacher
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	77%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	2	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	onezanyteach	Borrower's state:	Oklahoma	Borrower's group:	Debt Consolidators
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	28 ( 100% )	640-660 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	0 ( 0% )	620-640 (Mar-2008) 580-600 (Dec-2007) 580-600 (May-2007) 580-600 (Apr-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	28
Description
Pay off
Purpose of loan:
Consolidate, final debt

My financial situation:
I am a good candidate for this loan because I consistantly pay my bills.??? I have paid off two prosper loans.

Monthly net income: $ 2200

Monthly expenses: $
??Housing: $ 574
??Insurance: $ 85
??Car expenses: $ 292
??Utilities: $?150
??Phone, cable, internet: $ 120
??Food, entertainment: $ 200
??Clothing, household expenses $ 100
??Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424344
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	14.18% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Mar-1997	Debt/Income ratio:	25%
Credit score:	620-640 (Sep-2009)	Current / open credit lines:	10 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	4y 10m
Amount delinquent:	$0	Revolving credit balance:	$2,414	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	84%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	16	Homeownership:	No
Inquiries last 6m:	1
Screen name:	Brandy504	Borrower's state:	Louisiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	620-640 (Latest)
Principal borrowed:	$2,500.00	< mo. late:	0 ( 0% )	560-580 (Jul-2008)
Principal balance:	$1,921.15	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
PAY OFF CC AND CAR REPAIR
Purpose of loan:

The purpose of the loan is for an uexpected car repair and payoff a couple balances on 3 credit cards.

I am a good candidate for this loan because? I have had a stable work history for the past?4 years. For the past year my goal has been to pay all of my credit cards, loans?and car note on time.? My cc balances?have been reduced significantly in the past year.???I am committed to improving my financial situation and I will have?no problem paying the monthly payments and?I have made every payment on time, and will continue to do so.?

Monthly net income: $ 2106

Monthly expenses: $
??Housing: $ 500
??Insurance: $ 83????????
??Car expenses: $ 250.00????
??Utilities: $ 300
??Phone, cable, internet: 200?
??Food, entertainment: $ 100
??Clothing, household expenses $ 200
??Credit cards and other loans: $?250
?? Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424506
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.22%	Starting borrower rate/APR:	31.22% / 33.62%	Starting monthly payment:	$301.86

Auction yield range:	11.18% - 30.22%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.46%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Aug-2002	Debt/Income ratio:	16%
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	10 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	0y 5m
Amount delinquent:	$0	Revolving credit balance:	$1,352	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	45%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	10	Homeownership:	No
Inquiries last 6m:	1
Screen name:	upbeat-wealth1	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Relocation expenses
Purpose of loan:
This loan will be used to cover the costs of setting up a new household location. My employer has relocated us from California to North Carolina via Virginia. When we left California, it was not cost effective to take all of our possessions with us, and many items were old enough to need replacing anyway. This will cover the cost of the relocations and household purchases.

My financial situation:
I am a good candidate for this loan because I have a good record of settling my debts, an excellent professional reputation, and a guarantee of employment for at least two years.

Monthly net income: $ 4100

Monthly expenses: $ 2773
Housing: $ 1200
Insurance: $ 148
Car expenses: $ 197
Utilities: $ 150
Phone, cable, internet: $ 120
Food, entertainment: $ 400
Clothing, household expenses $ 105
Credit cards and other loans: $ 323
Other expenses: $ 130
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425034
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	24.49%	Starting borrower rate/APR:	25.49% / 27.80%	Starting monthly payment:	$120.06

Auction yield range:	11.18% - 24.49%	Estimated loss impact:	10.60%
Lender servicing fee:	1.00%	Estimated return:	13.89%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Mar-1987	Debt/Income ratio:	38%
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	2y 8m
Amount delinquent:	$0	Revolving credit balance:	$4,763	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	40%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	Erland	Borrower's state:	Texas	Borrower's group:	The Loan Group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	19 ( 100% )	720-740 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	680-700 (Feb-2008)
Principal balance:	$2,683.32	1+ mo. late:	0 ( 0% )
Total payments billed:	19
Description
Business Expansion Loan
The purpose of this loan is for further expansion at our store. We received our first loan from Prosper in 2008. Since then we have made all payments on time. That loan purchased Christmas inventory. Mary and I have over 25 years of experience. We have developed home d?cor and gifts into a specialty business. A good way to describe our store is how we create the ?Wow? factor. Our customers say they ?have to have it?. We started carrying a small line of gourmet foods last year. We offer luncheons using the food products. This is proving very successful with increased sales. After some research, we would like to expand to additional selected food lines.We feel we are good candidates for this loan because payments are made on time with Prosper. Our credit is building steadily and we have no outstanding debts. The holiday season is fast approaching and we have a good customer base. Personal and business references are available .? I am not sure why Prosper has rated us with a D score with no outstanding debts. We pay all of our bills on time. We also have improved our credit score more than 40%! Present records show that. Thanks!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425046
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$371.64

Auction yield range:	17.18% - 19.00%	Estimated loss impact:	35.56%
Lender servicing fee:	1.00%	Estimated return:	-16.56%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Sep-1995	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	8 / 8	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	12	Length of status:	3y 8m
Amount delinquent:	$0	Revolving credit balance:	$120,422	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	77%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	13
Screen name:	zippy007	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Gamer Grub - Inventory Funds
Be an investor on?a garage start-up that has?sales growth and a great product.

During the past 11 years, Keith has had extensive experience in toy product development,?computer gaming and project management.??Building on this experience, in 2008,?Keith developed?a unique snack food product for computer users.?

This new innovative snack?food is called Gamer Grub?.

Gamer Grub is offered in four flavors and is designed to support mental performance.? More information is at http://www.gamergrub.com/?.? Please note the great product reviews on the Press page.

Operating out of a garage,?Gamer Grub initiated shipping to retail locations in May?2009.? In?4 months Gamer Grub is?being sold nationwide in 110+ electronic and specialty retail store locations such as; Fry?s Electronics, Play N Trade, Microcenter and CompUSA.

The $10,000 requested will be used for inventory costs for Gamer Grub.? These funds are needed as bridge funding while Biosilo Foods, Inc. is in the process of raising venture capital funds.? Repayment of the $10,000 will either occur from?product sales or VC funds.

Please note that the lower credit score is only due to inquiries. ?Per above, no deliquents exist.

Help build a company and we will take on the snack industry titians

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425058
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	31.00%	Starting borrower rate/APR:	32.00% / 34.41%	Starting monthly payment:	$653.32

Auction yield range:	17.18% - 31.00%	Estimated loss impact:	26.82%
Lender servicing fee:	1.00%	Estimated return:	4.18%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Aug-1997	Debt/Income ratio:	29%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	13 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	34	Length of status:	7y 1m
Amount delinquent:	$0	Revolving credit balance:	$8,217	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	46%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	6
Screen name:	soulful-fund8	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
need to remodel & expand my shp
Purpose of loan:
This loan will be used to?remodel and expand my beauty? supplies shop and services?

My financial situation:
I am a good candidate for this loan because? i have good credit with payment history but its tough to get a loan now through the banks so please help me. i m willing to pay for a? little more?for interest rate
Monthly net income: $ is 4200 with proved income not include bonus, cash and checks
Monthly expenses: $?200
??Housing: $?350
??Insurance: $ 72
??Car expenses: $?260
??Utilities: $ 102????????
??Phone, cable, internet: $ 30
??Food, entertainment: $?380
??Clothing, household expenses $ 120
??Credit cards and other loans: $?150
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425064
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,250.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.30%	Starting monthly payment:	$56.55

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Nov-1996	Debt/Income ratio:	15%
Credit score:	620-640 (Sep-2009)	Current / open credit lines:	12 / 13	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	41	Length of status:	13y 0m
Amount delinquent:	$1,109	Revolving credit balance:	$13,916	Occupation:	Civil Service
Public records last 12m / 10y:	0/ 3	Bankcard utilization:	100%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	2	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	clyde48	Borrower's state:	Indiana	Borrower's group:	BORROWERS - Free instant Listings - LARGEST GROUP
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	25 ( 81% )	620-640 (Latest)
Principal borrowed:	$8,500.00	< mo. late:	6 ( 19% )	620-640 (Aug-2009) 660-680 (Dec-2007) 640-660 (Nov-2007) 640-660 (Mar-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	31
Description
Playing catch-up

Hello All:??I am requesting enough money??to get one bill current. We are both back to work pretty much fulltime so our bring home pay is almost what it was before my wife was diagnosed with breast cancer. This is the only pressing bill I?have at the moment which is good considering our pay dropped considerably.We have had three Prosper?loans and we only have 7 payments left on my wife's loan. Any interest and help would really be appreciated. Thanks for reading my? story.?????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425070
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	31.32%	Starting borrower rate/APR:	32.32% / 34.73%	Starting monthly payment:	$437.32

Auction yield range:	11.18% - 31.32%	Estimated loss impact:	10.79%
Lender servicing fee:	1.00%	Estimated return:	20.53%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Sep-2001	Debt/Income ratio:	30%
Credit score:	740-760 (Sep-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	14	Length of status:	0y 6m
Amount delinquent:	$0	Revolving credit balance:	$1,618	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	15%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	11	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	ILOVEMONEYMONEY	Borrower's state:	NewMexico	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
New Roof & Kitchen Remodelling
Roof Installation:This loan will be used to install new roof on my house and remodel the kitchen. Did not expect this emergent expense for the roof for next 5 years but it needs to be done asap. We have already started the works on kitchen. Total expense according to my contractor is $20000. I will put in 10,000 of our own savings and the rest from this loan.
My yearly income is $37500. My income goes into our savings and my retirement fund only. Monthly expenses are covered by my husband's income which is about $10000/month.

My financial situation: I do not have any credit card debt. I only put the major amount on my credit card around two months ago for dental work and fully paid it this month. Otherwise all my income goes towards savings as described above.
I am a good candidate for this loan because I have come along a long way since my school days when money used to be tight and have been regular with all my payments for last 5 years.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425072
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	14.18% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Aug-1988	Debt/Income ratio:	23%
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	12 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	34	Length of status:	1y 5m
Amount delinquent:	$0	Revolving credit balance:	$10,511	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	79%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	wealth-sensor	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
RIKA PERSONAL LOAN
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425076
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.18%	Starting borrower rate/APR:	18.18% / 20.39%	Starting monthly payment:	$181.21

Auction yield range:	17.18% - 17.18%	Estimated loss impact:	35.45%
Lender servicing fee:	1.00%	Estimated return:	-18.27%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Aug-2004	Debt/Income ratio:	30%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	14	Length of status:	2y 2m
Amount delinquent:	$5,460	Revolving credit balance:	$1,999	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%	Stated income:	$1-$24,999
Delinquencies in last 7y:	10	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	transaction-marble	Borrower's state:	Florida	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Getting Ahead of the Game!
This loan will be used to pay off outstanding debt with credit cards.

I am a good candidate for this loan because this loan will be paid without failure b/c I make my minumum payments to all of my current credit accounts totaling $304.92 /month and I get nowhere.This Prosper loan would cut that payment down to a more manageable payment. ?Any help would be greatly appreciated.

Monthly net income: $ 1500 (not including my wife?s which makes almost twice as much)
Monthly expenses: $ 1272Housing: $ 576
Insurance: $ 83
Car expenses: $ 30????????
Utilities: $ 150
Phone, cable, internet: $ 0?/ I work for?a?cable tv, internet, and phone co.
Food, entertainment: $ 200
Clothing, household expenses $ 20
Credit cards and other loans: $ 213

????????In total, I am in debt $4,954.52 (this is with credit cards plus a Think Cash loan (worst choice ever) -- mortgage is current)
????????Consolidating this debt and avoiding those dirty traditional consolidating companies would be the best thing to help me boost my credit rating. I can't get a loan to do this with low credit ratings (b/c of high balances) anywhere else. PLEASE HELP-- I NEED TO GET OUT OF THE TRADITIONAL CREDIT / LOANING LOOP THAT GETS ME NOWHERE!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425078
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	24.55%	Starting borrower rate/APR:	25.55% / 27.86%	Starting monthly payment:	$300.38

Auction yield range:	11.18% - 24.55%	Estimated loss impact:	10.61%
Lender servicing fee:	1.00%	Estimated return:	13.94%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	May-1992	Debt/Income ratio:	23%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	0y 9m
Amount delinquent:	$0	Revolving credit balance:	$30,318	Occupation:	Engineer - Mechanic...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	93%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	bwelthe	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	640-660 (Latest)
Principal borrowed:	$7,000.00	< mo. late:	0 ( 0% )	640-660 (May-2008)
Principal balance:	$4,375.22	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
Pay off high interest debt
Purpose of loan:

Pay off one high interest credit line and close the account.

My financial situation:

I was working for an equipment leasing company in sales when the economic downturn hit. I incurred a high interest debt trying to manage financially while looking for better employment.

I went back to work as an engineer with a company I had previously worked with for 8 years. I?ve been back for 10 months. I work in the Oil and Gas Industry, and there?s a shortage of engineers with my expertise in rotating equipment. My boss is very happy with my work, and I believe my job is very secure. If I did lose it, there?s plenty of demand for engineers with my experience and I?d be able to get another job.

I have disability and life insurance, so if I get disabled or die, the loan will be paid.

I've paid off loans made to me by family and friends, and now am paying about $500 extra each month on the principle for a credit line for which the interest rate is 30% (Yeah, I was pretty desperate when I took it out.)

I pay my bills and debts on time. My Prosper credit score reflects that I have high revolving balances.

I expect this loan will fund at about 15%. It will be the most secure 15% you?ve ever made. If it funds at the initial listing rate of 25%, you'll be getting a great deal.

Monthly net income: $4,825 after payroll deductions
Monthly expenses total: $3,647
Positive cash flow: $1,178

Breakdown of Monthly Expenses:
Housing: $865
Insurance: $154
Car expenses: $286
Utilities: $97
Phone, cable, internet: $125
Food, entertainment: $500
Clothing, household expenses $100
Credit cards and other loans: $1220
Other expenses: $300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425082
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	14.18% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Oct-1987	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	9 / 9	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	32	Length of status:	11y 2m
Amount delinquent:	$0	Revolving credit balance:	$16,608	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	75%	Stated income:	$1-$24,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	tackshop	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	30 ( 100% )	640-660 (Latest)
Principal borrowed:	$7,700.00	< mo. late:	0 ( 0% )	640-660 (Jul-2008) 620-640 (Mar-2008) 660-680 (Feb-2007)
Principal balance:	$1,258.73	1+ mo. late:	0 ( 0% )
Total payments billed:	30
Description
Great payee - Opening second store
Purpose of loan:
This loan will be used to?pay off my current Prosper loan ($1,200), pay the remainder of a?Wells Fargo Loan ($450.00)??and to open a second store!

Monthly income/expenses:?

Personal Income: $1,770 a month from 4?long time, part time jobs as a contract bookkeeper. My home expenses are about a month $1,400 which includes mortgage, utilities,?groceries, my current Prosper loan and two small low interest credit cards. I have horses so any excess funds are usually spent on them!

Business Income: Re-Ride Consignment Tack?Shop LLC,?is netting an average of $3,200.00 a month after consignor payouts. The store monthly expenses average $2,725.00 - $3,000.00 This amount includes rent, utilites, advertizing, truck payment, labor and insurance.?If there is any money left I will purchase some new supplies that just don't come in from consignors to sell. Our gross income in 2008 was $85,000.

The store is a total consignment tack shop located in the horse dense area of the Carolinas. We will be starting our 8th year in October. We have over 650 consignors and a huge inventory of equestrian items.

I have just recently gone from being a sole proprietor to become an LLC. I do have a late payment showing on my credit from M&T Bank, it is the truck loan, They said that they would take it off but they have not.

We have been toying with the idea of opening a second store. I have a location and a manager all lined up. I need to purchase used store fixtures and need seed money to get started, There is enough inventory in the current store to have inventory to stock the second store with so we wouldn't have to wait for the inventory to be consigned.

Please visit our website www.re-ride.com.

Thanks!

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425084
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$334.47

Auction yield range:	17.18% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jan-2003	Debt/Income ratio:	394%
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	17 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	35	Length of status:	4y 3m
Amount delinquent:	$0	Revolving credit balance:	$2,175	Occupation:	Student - College S...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	33%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	progressive-worth	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
illinois institute of art
Purpose of loan:
This loan will be used to? for educational needs, and living expenses!

My financial situation:
I am a good candidate for this loan because? i can afford to pay the monthly payments!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425086
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	28.21%	Starting borrower rate/APR:	29.21% / 33.22%	Starting monthly payment:	$42.02

Auction yield range:	17.18% - 28.21%	Estimated loss impact:	20.64%
Lender servicing fee:	1.00%	Estimated return:	7.57%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Feb-1988	Debt/Income ratio:	24%
Credit score:	620-640 (Sep-2009)	Current / open credit lines:	14 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	45	Length of status:	25y 5m
Amount delinquent:	$0	Revolving credit balance:	$13,163	Occupation:	Civil Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	9	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	juls011	Borrower's state:	Ohio	Borrower's group:	Debt Consolidation & Friends
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	620-640 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	620-640 (Jul-2009) 620-640 (Jun-2008) 640-660 (May-2008) 720-740 (Dec-2007)
Principal balance:	$711.43	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
Want to consolidate bills
Purpose of loan:
This loan will be used to? pay down bills and build up a good credit history
My financial situation:
I am a good candidate for this loan because? I have been employed by the same company for 25 plus years and I pay my bills.?My financial picture is improving, I just received a raise that pushes my income up to over $50,000 per year. My husband's income is rising as well, if?it helps his income will be helping to make the payment and his?monthly net?is?$3734.?

Monthly net income: $ 2104

Monthly expenses: $
??Housing: $?750
??Insurance: $ 90
??Car expenses: $411?
??Utilities: $?154
??Phone, cable, internet: $150
??Food, entertainment: $?500
??Clothing, household expenses $
??Credit cards and other loans: $600
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425088
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.38%	Starting borrower rate/APR:	27.38% / 29.72%	Starting monthly payment:	$82.06

Auction yield range:	11.18% - 26.38%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Apr-1981	Debt/Income ratio:	23%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	11y 2m
Amount delinquent:	$0	Revolving credit balance:	$11,729	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	silverbaywolf	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	660-680 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	640-660 (May-2008)
Principal balance:	$3,145.24	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
Reduce Interest Rates
Purpose of loan:
I just received an email invitiation from Prosper to apply for another loan.?According to their email, since I have had an excellent repayment record with them,?they are suggesting that I?pay off?any higher interest rate credit card?with a new Prosper Loan.? I have a $2000 limit credit card whose rate is going up from 7.99 to 25.99 so I would like to pay it off.

My financial situation:
I am a good candidate for this loan because? I am responsible, pay my bills on time (hence the invite from Prosper), and?have good job security.? ?I have?no dependents other than my horse,?Roper (see picture).???My debt to income is very reasonable and this new loan payment would actually be less per month?since I will be paying off?a high rate credit card.

Monthly Net Salary?Income: $4995.00
Gas Reimbursement:????????????? $300.00
Total Monthly Income:???????? ?$5295.00

Monthly Expenses: $2065
??Housing: $?No housing expense-- I am?care taker for a?small farm in lieu of rent.
??Insurance: $ 175
??Car expenses: $ 540 loan???
??Utilities: $ 150
??Phone, cable, internet: $?150
??Food, incidentals?$250
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 295
??Other expenses: Horse care:?$250??
? Student Loan$155?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425094
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	27.00%	Starting borrower rate/APR:	28.00% / 30.35%	Starting monthly payment:	$330.91

Auction yield range:	17.18% - 27.00%	Estimated loss impact:	26.57%
Lender servicing fee:	1.00%	Estimated return:	0.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Feb-2002	Debt/Income ratio:	Not calculated
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	13 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	4y 8m
Amount delinquent:	$0	Revolving credit balance:	$7,267	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	Olekoh	Borrower's state:	Illinois	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	35 ( 100% )	640-660 (Latest)
Principal borrowed:	$1,800.00	< mo. late:	0 ( 0% )	600-620 (Oct-2006)
Principal balance:	$64.19	1+ mo. late:	0 ( 0% )
Total payments billed:	35
Description
Paying off credit cards
Purpose of loan:
This loan will be used to?? I would like to pay off my credit card debt of $7400(reason for asking 8000 is that after the fees i wont get the full 8000) .

My financial situation:
I am a good candidate for this loan because? of my good work ethic and ability to pay it off, it will be my second prosper loan with the first being paid on time every month and one payment to go. If i get fully funded , I believe that I would be 100% able to pay my montly prosper loan.

Monthly net income: $
3000
Monthly expenses: $
??Housing: $ 600????????
??Insurance: $ 50
??Car expenses: $ 0 car payed off, motorcycle $269
??Utilities: $ 30
??Phone, cable, internet: $?70
??Food, entertainment: $ 200
??Clothing, household expenses $?200
??Credit cards and other loans: $ 400
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425100
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	31.35%	Starting borrower rate/APR:	32.35% / 34.76%	Starting monthly payment:	$349.99

Auction yield range:	11.18% - 31.35%	Estimated loss impact:	10.79%
Lender servicing fee:	1.00%	Estimated return:	20.56%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Aug-1995	Debt/Income ratio:	Not calculated
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	13	Length of status:	10y 4m
Amount delinquent:	$0	Revolving credit balance:	$6,265	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	32%	Stated income:	$1-$24,999
Delinquencies in last 7y:	5	Homeownership:	No
Inquiries last 6m:	0
Screen name:	KawreS	Borrower's state:	Nebraska	Borrower's group:	Big Red Money Machine Entrepreneurs & Debt Consolidation
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	47 ( 96% )	680-700 (Latest)
Principal borrowed:	$14,000.00	< mo. late:	2 ( 4% )	680-700 (Jun-2008) 660-680 (Sep-2006)
Principal balance:	$4,106.82	1+ mo. late:	0 ( 0% )
Total payments billed:	49
Description
Adding a Studio to Photo Business
This is my third loan and I have an excellent track record - please take a look

DTI is not figured?because I am self employed.

What is the loan for?
Natural-Beauty Photorgraphy has been selling candid/sports photos since August 2004 and has been very well received by our local community, and has grown each year.? We continually have to turn away customers wanting?portraits, and we want to expand in to this area.? This is an expansion, not a new business venture.

Proceeds Use:
$7300 Equipment from B&H
$460 Props and Muslin & Dye for backgrounds
$240 Prosper Fee
$8000

Repayment:
I just paid off my first Prosper loan, a $275 monthly payment.? The $75 higher payment will only take?a couple sessions per month to come up with, plus I have my existing businesses to cover it.? You'll see on my first loan's payments I had a couple problems with my banks at the beginning, but made payments immediately after I was notified and I have had no problems on my second loan's payments.

Thank you for considering my loan request - please ask any questions you may have.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425104
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,900.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$85.95

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jul-1988	Debt/Income ratio:	32%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	9 / 7	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	26	Length of status:	4y 4m
Amount delinquent:	$3,459	Revolving credit balance:	$1,435	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	5	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	AlmostDebtFree	Borrower's state:	Oregon	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	640-660 (Latest)
Principal borrowed:	$7,200.00	< mo. late:	0 ( 0% )	640-660 (Jul-2009) 640-660 (May-2008)
Principal balance:	$4,472.71	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
Relisted at lower amount
Purpose of loan:
This loan was to be used for orthodontics for my two daughters.? I have lowered the amount a few times.? Initially I was going to use it for ortho and pay off the last credit card, but ortho at this point is more important.? I am continuing the credit card payments.

My financial situation:
I am a good candidate for this loan because I am already paying more than this loan would be monthly.? I currently have another Prosper Loan that I have paid on time every month since?July of 2008.?? In October 2007,?we signed up with a debt settlement company.? At that point we had never missed a payment?and had a good credit score in the low 700s.? We just had too many payments due to job loss in?2004.? The debt settlement company?instructed us to stop?making payments so they could help us settle.? At that time I did not know what it would eventually do to us.? I withdrew from the settlement company and began to contact the credit card companies.? I have paid off several with the previous?Prosper loan and I have a few more to payoff that I have been making monthly payments on.? I wanted to clear up?the credit score that is not so good any longer.? It is not because we are not making our payments, but because of the poor choice we made with the debt settlement company.? Please consider this loan.? We do make our loan payments, house payments, and credit card payments.? We just want to finally have everything paid off with these companies.? Please review?the existing Prosper loan that is in good standing.? ?????????????????????????????????? Monthly net income: $ 3200.? This is my income only.? It does not include my husbands income of $4600.

Monthly expenses: $
??Housing: $ 835, which my husband pays out of his check.
? Insurance: $?65
??Car expenses: $ 239
??Utilities: $ 130
??Phone, cable, internet: $?225
??Food, entertainment: $ 400 for a family of 5
??Clothing, household expenses $ 75
??Credit cards and other loans: $?300
??Orthodontia Monthly:? $250, to be paid with loan
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425106
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.18%	Starting borrower rate/APR:	12.18% / 14.31%	Starting monthly payment:	$133.20

Auction yield range:	11.18% - 11.18%	Estimated loss impact:	10.23%
Lender servicing fee:	1.00%	Estimated return:	0.95%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Aug-1994	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	4 / 3	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	29	Length of status:	3y 3m
Amount delinquent:	$0	Revolving credit balance:	$7,998	Occupation:	Investor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	79%	Stated income:	$0
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	best-investment-adventure	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Tired of low rates in US? Try UA!
Purpose of loan:
Tired of low interest rates on US CD's?? Easy cross-border arbitrage.
Money will be put into the largest, safest Ukrainian bank (I realize this sounds like an oxymoron, but would be happy to discuss economic and political risks).? Be sure you're comfortable with the investment.
Bank description: http://privatbank.ua/info/index3.stm?fileName=5_2e.html
USD account rates (no currency risk, this is the option exercised): http://privatbank.ua/info/index3.stm?fileName=5_2_36e.html local currency rates (with currency risk, contact me if interested. listed FYI): http://privatbank.ua/info/index3.stm?fileName=5_2_35e.html

Read carefully the bank website, decide if this cross-border arbitrage and risk is for you.? I'd be happy to answer any questions.

My financial situation:
I am a good candidate for this loan because?
I hold a top 5 MBA (Kellogg/Northwestern) have been doing business with Russia and Ukraine full-time for the past 3 years.? I understand the political, economic,risks and opportunity.? I spend half of my time in Ukraine and half in US and have a price understanding of all relevant issues.

Look forward to working with you on this and other business opportunities!? Please feel free to contact me with any questions - I enjoy discussing opportunities in Ukraine!

Best,
Misha
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425110
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.18%	Starting borrower rate/APR:	18.18% / 20.39%	Starting monthly payment:	$724.86

Auction yield range:	17.18% - 17.18%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jul-1985	Debt/Income ratio:	158%
Credit score:	740-760 (Sep-2009)	Current / open credit lines:	14 / 13	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	0y 4m
Amount delinquent:	$0	Revolving credit balance:	$127,734	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	basis-sumac281	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
getting rid of sky high interest
Purpose of loan:
This loan will be used to pay off credit cards with high interest.? We are?looking to payoff all our credit cards and with a lower interest rate we can pay more to the principle and reach our goals sooner.
My financial situation:
I am a good candidate for this loan because I am a very stable person.? I have been a home owner for 21 years in the same town.? My husband has a very good job and is the primary income for our family.? He has worked at his company successfully for 22 years.? I have worked part-time the last 3 years as our children are getting older and all in school full time.? The company I work for is doing well and is still hiring new employees in this economy.? We have always paid our bills on time.? Our problems began last year when our credit card rates were all raised and our large payments are not making a dent.? Most of our accounts have been opened for 10 plus years and all have been paid on time.? My husband and I pride ourselves on our integrity.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425114
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	6.99%	Starting borrower rate/APR:	7.99% / 10.07%	Starting monthly payment:	$313.32

Auction yield range:	3.18% - 6.99%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	5.49%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Mar-1984	Debt/Income ratio:	11%
Credit score:	800-820 (Sep-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	1y 3m
Amount delinquent:	$0	Revolving credit balance:	$9,962	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	32%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	yield-ambrosia	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
CC debt from unemployment
Purpose of loan:
This loan will be used to?
pay off credit card debt accumulated as a result of unemployment and having run through all my other resources at that time (savings etc.).? My credit card company was giving me a rate of 7.99 but recently they jacked it up to 20.74.? I called them to see if they would keep it at 7.99 and they said no.? It was right before the new consumer credit card protection laws went into effect on 7-1-2009.
My financial situation:
I am a good candidate for this loan because?I have been an accountant for 25 years and have always paid my bills on time, except for 1 time when I was unemployed in 2008.? My credit score is over 700 and I have a good credit history.? The only bad things are my high credit card amount and the one house payment I was over 30 days late on in 2008.? Since finding a new job in June 2008, my credit has been excellent.? I was paying down my cc debt with my 7.99 % but now that it is 20.74, that is way too much for having good credit.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425116
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.33%	Starting borrower rate/APR:	12.33% / 14.47%	Starting monthly payment:	$166.86

Auction yield range:	4.18% - 11.33%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.19%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jan-1985	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	780-800 (Sep-2009)	Current / open credit lines:	11 / 10	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	31	Length of status:	0y 0m
Amount delinquent:	$0	Revolving credit balance:	$269	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	tb972	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	6 ( 100% )	780-800 (Latest)
Principal borrowed:	$29,000.00	< mo. late:	0 ( 0% )	800-820 (Aug-2009) 760-780 (Apr-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	6
Description
Supported Living Services
Purpose of loan:?? I am opening an?agency that supports people with developmental disabilities to live in homes in regular neighborhoods. I already have two clients?waiting to transfer to my agency from another.? They both require extensive?24 hour need for support.? I've been an advocate and working in this field for many years, inspired by my twenty year old son who?has multiple disabilities who lives in his own home with supported living services.? This business will be a tremendous success quickly, supported by a local funding agency that values my expertiese and?the heart that drives my work.? I undertand the need in our area, and also the need for people to be and feel successful as expected and contributing members of their communities.? The funding agency reimburses in arrears and why I need some start-up funds.?

Financial:? I have a great credit score.? I own a home and two cars.? As of September 15, 2009 I have commenced working full-time developing my business and am no longer employed as the director of the day program that over 2-1/2 years I was able to change from an uninspired culture to one that gives people with developmental disabilities many opportunities to operate their own small business, work in the community in regular jobs, to volunteer and contribute.?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425120
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,100.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	35.00%	Starting borrower rate/APR:	36.00% / 40.81%	Starting monthly payment:	$51.01

Auction yield range:	17.18% - 35.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jan-1989	Debt/Income ratio:	133%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	14 / 11	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	32	Length of status:	0y 1m
Amount delinquent:	$1,629	Revolving credit balance:	$10,980	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	48%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	6
Screen name:	coin-artisan	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying For My Daughter's Education
Purpose of loan:
This loan will be used to cover the tuition and the cost of my daughter's books for college.

My financial situation:
I am a good candidate for this loan because Im a truck driver who works hard for his money and I have a family of 6. I just need a little help to pay for my daughter's education so she can do better than I am. I want her fulfill her dreams as a pediatrician but with the money I make and the bills that must be paid?I beg for your help. Thank You.

Monthly net income: $ 12,482.00

Monthly expenses: $
??Housing: $ 2,566.64
??Car expenses: $ 235.00?
??Phone, cable, internet: $ 175.00
??Food, entertainment: $?250.00
??Clothing, household expenses $ 150.00

Please help me I would greatly appreiciate it. God Bless.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425124
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Aug-1999	Debt/Income ratio:	10%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	14	Length of status:	1y 1m
Amount delinquent:	$2,171	Revolving credit balance:	$0	Occupation:	Tradesman - Mechani...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	4	Homeownership:	No
Inquiries last 6m:	1
Screen name:	harmonious-loot	Borrower's state:	SouthDakota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay debt to purchase home
Purpose of loan:
This loan will be used to?pay off credit card debt, tool loan from work and remainder of my truck loan.

My financial situation:
I am a good candidate for this loan because?I consider myself a good person and I just got over my head with bills.?

Monthly net income: $
2200
Monthly expenses: $
??Housing: $ 420
??Insurance: $ 60
??Car expenses: $ 300
??Utilities: $ 100
??Phone, cable, internet: $ 70
??Food, entertainment: $ 200
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 400
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425128
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$104.00

Auction yield range:	8.18% - 14.00%	Estimated loss impact:	8.31%
Lender servicing fee:	1.00%	Estimated return:	5.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Sep-2003	Debt/Income ratio:	23%
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	13 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	1y 0m
Amount delinquent:	$0	Revolving credit balance:	$2,546	Occupation:	Engineer - Electric...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	56%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	Condorito	Borrower's state:	RhodeIsland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying rent
Purpose of loan:
My wife and I are both working professionals (her a teacher and me as an engineer). As a first year teacher, she was let go at the end of the academic year to her district but fortunately was recently rehired to teach back! Over the summer, I was the only one working and made enough just to cover all of our loans and credit card except with our rent. We worked out a deal with the management company who was very understanding. However trying to catch up to pay rent and pay the rent on the current months is posing a hardship for us. On top of that, we may be at risk of eviction. We both do not want that.

So, if you, kind lender that you are, sponsor this loan, we would be forever grateful in helping us out with our predicament.

My financial situation:
I am a good candidate for this loan because we both will be able to afford this small loan amount and will be paying it back! :-)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425132
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	27.23%	Starting borrower rate/APR:	28.23% / 30.58%	Starting monthly payment:	$248.93

Auction yield range:	17.18% - 27.23%	Estimated loss impact:	19.58%
Lender servicing fee:	1.00%	Estimated return:	7.65%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-1997	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	6 / 6	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	15	Length of status:	17y 7m
Amount delinquent:	$0	Revolving credit balance:	$9,776	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	94%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	power-warp-speed	Borrower's state:	Oklahoma	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need to Pay the IRS by Mid-October
Purpose of loan:
This loan will be used to pay what I owe the IRS as a self-employed house cleaner.
My sister came to live with me in 2005. She was very sick and needed my care. I was already taking care of my 93 yr old mother and working?as a?home health care assistant. My sister ended up having colon cancer and required a lot of medical assistance. I had no additional income to help with this so credit cards made it easy to purchase things like osty bags and medication. I needed to live closer to the hospital so I sold my mobile home and moved into a house about 1 block from the hospital. The mortgage was a bad mortgage and was split. I was told I could refinance if I accepted the bad loan so I did. And now, it turns out I can't get refinanced because I don't make enough money cleaning houses. My sister died in 2007 and my mother had a major stroke in 2008. Again, credit cards were helpful in providing for my mother. Now the government has come down on me because I owe about $3000 in?2007 years taxes and they won't work with me due to previous extensions. I'm making payments to them now but it doesn't even cover principal just penalties.?They have indicated that if I don't provide the money to them by the 15th of October, they will sell my assets, which aren't much and take any wages I make. This in turn will cause me to lose my house. Then?in January 2009 I will owe for 2008 taxes which will be approximately another?$3000.?I can make payments but they have said they will not allow me to do that?so I'm turning to you for help.

My financial situation:
I am a good candidate for this loan because I pay all my bills on time and I always try to pay more than the minimum.

Monthly net income: $ 2200.00

Monthly expenses: $
??Housing: $ 1071.00
??Insurance: $
??Car expenses: $
??Utilities: $ 225.00
??Phone, cable, internet: $60.00
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ 350.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425134
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.38%	Starting borrower rate/APR:	28.38% / 30.73%	Starting monthly payment:	$207.85

Auction yield range:	11.18% - 27.38%	Estimated loss impact:	10.68%
Lender servicing fee:	1.00%	Estimated return:	16.70%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	May-1995	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	9 / 9	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	23	Length of status:	9y 1m
Amount delinquent:	$0	Revolving credit balance:	$6,986	Occupation:	Realtor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	49%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	encourager7	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Advertising for my business
Purpose of loan:
This loan will be used to? advertise my real estate business

My financial situation:
I am a good candidate for this loan because? I am honest and trustworthy. I have great integrity and will make my payments on time. I have been in the business for 10 years but recently relocated and am restarting my business in a new area where people don't know me as of yet. Advertising is key when it comes to making yourself known. You need money to advertise but you need to advertise to make money. One deal in my area can pay for a years worth of advertising. Looking forward to getting started with your help. Thanks

Monthly net income: $
6500.00
Monthly expenses: $ 2500.00
??Housing: $ 600.00
??Insurance: $ 160.00
??Car expenses: $ 650.00
??Utilities: $ 100.00
??Phone, cable, internet: $ 120.00
??Food, entertainment: $ 400.00
??Clothing, household expenses $
??Credit cards and other loans: $ 200.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425138
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	15.49%	Starting borrower rate/APR:	16.49% / 18.68%	Starting monthly payment:	$123.90

Auction yield range:	4.18% - 15.49%	Estimated loss impact:	2.16%
Lender servicing fee:	1.00%	Estimated return:	13.33%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Nov-1993	Debt/Income ratio:	4%
Credit score:	760-780 (Sep-2009)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	2	Length of status:	0y 3m
Amount delinquent:	$0	Revolving credit balance:	$537	Occupation:	Engineer - Mechanic...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	4%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	tranquil-silver	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Motorcycle Restoration Project
Purpose of loan:
This loan will be used to purchase a new motorcycle.? Motorcycling has been a lifetime passion of mine, and now that I have access to an auto shop, I am looking forward to starting a new project.? I plan on purchasing a used motorcycle to repair and restore it to a like-new condition.? The perfect time to buy a bike is in the fall, when most owners are looking to store or sell before the long winter season.? The cold won't be bothering me, since I plan on tinkering and lovingly restoring the motorcycle in a warm and dry auto shop until spring!

My financial situation:
I am a good candidate for this loan because of my excellent credit history and credit score, my financial stability, and the fact that I have no outstanding loans of any sort.? I pay all of my bills in full, every time.? This loan amount is sized to be well within my extra annual income, and will not interfere with any necessary expenses by a large margin.?

Note: Listing re-posted after 2 days online to raise lender yield, not due to underfunding, if you were curious.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425142
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,950.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.38%	Starting borrower rate/APR:	27.38% / 29.72%	Starting monthly payment:	$203.10

Auction yield range:	11.18% - 26.38%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Apr-2000	Debt/Income ratio:	Not calculated
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	10 / 9	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	3y 9m
Amount delinquent:	$0	Revolving credit balance:	$18,643	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	86%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	gogators2008	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	640-660 (Latest)
Principal borrowed:	$4,500.00	< mo. late:	0 ( 0% )	620-640 (May-2008)
Principal balance:	$2,880.78	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
Help with graduate school expenses.
Hello lender!? I'm currently finishing my doctorate in Physical Therapy.? I need help paying for some tuition and expenses that federal aid did not cover.? Tuition is $18,000/yr.? I usually take a loan out and use it to carry me?through the whole year.? Good news is that the job outlook and starting salary for my profession is great, starting at 70K.?I'm confident that I can pay the loan back.? I have no children, live moderately, have a part time job and have NEVER defaulted on any of my debts.? Please help me fund this loan. Thank you for your support and trust in making my educational/career goals come true.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425144
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Dec-1990	Debt/Income ratio:	43%
Credit score:	600-620 (Sep-2009)	Current / open credit lines:	17 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	35	Length of status:	21y 11m
Amount delinquent:	$0	Revolving credit balance:	$15,251	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	9	Homeownership:	No
Inquiries last 6m:	0
Screen name:	rivguy14	Borrower's state:	California	Borrower's group:	PLEDGE - Open Membership!!!
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	33 ( 100% )	600-620 (Latest)
Principal borrowed:	$11,475.00	< mo. late:	0 ( 0% )	600-620 (Jan-2008) 540-560 (Dec-2006) 540-560 (Nov-2006)
Principal balance:	$3,967.56	1+ mo. late:	0 ( 0% )
Total payments billed:	33
Description
Paying off high interest cred cards
I'm a?40 year old single man with no children.? I have been working at a multi-specialty doctor's office?for over?20 years.? I have been the billing supervisor for 12 of those years.

I am looking forward to paying off some of my high interest credit cards.? Due to a delinquency?from a couple?years ago on a student loan that I co-signed with my best friend, some of the credit card companies have increased the rates on my accounts to above 30%.? This account has been paid off in December 2007.? (Sallie Mae refuses to remove the delinquencies even though the account is paid in full and it is a joint account.)

My DTI (debt to income) ratio is high due to the fact that I used to have a higher income at my company?6 years ago by adding bonuses to my income.? After 2003, the company stopped paying bonuses to supervisors, thus I have my base pay to work with.

My annual income is in the $41,000 to $49,000 range.
Rent $725
Car Pmt $439
Car Ins $105
Gas $50
Utilities $120
Food $200
Cable $36
Credit Cards $500
Misc Exp $100

I will use?the $7,500?to pay off the remaining high interest credit cards.

I would rather pay off a loan than to be stuck in a cycle of only paying finance charges to credit card companies each month.? After this loan is paid off, I will be able to pay down and pay off my other credit cards, so I can begin the positive cycle of having extra money each month and not just living paycheck to paycheck.? Then I will be able to help other people when they are in a financial bind.

The delinquency with the student loan is due to my friend and his wife both losing their jobs during the year.? Now they are both employed and working again to repay me, but I cannot count on repayment due to their fixed income.

My last funded loan has helped me alot.? My credit score is improving slowly.? I am thankful for this program that has made my life easier.?

I am glad?I joined PLEDGE because I am honest and have the integrity to pay my bills.

Thank you in advance for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425158
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.18%	Starting borrower rate/APR:	18.18% / 21.92%	Starting monthly payment:	$36.24

Auction yield range:	17.18% - 17.18%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Apr-1994	Debt/Income ratio:	20%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	2y 2m
Amount delinquent:	$0	Revolving credit balance:	$17,358	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	93%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	27	Homeownership:	Yes
Inquiries last 6m:	5
Screen name:	artcleveland	Borrower's state:	Arizona	Borrower's group:	Vets helping Vets
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	33 ( 100% )	640-660 (Latest)
Principal borrowed:	$2,300.00	< mo. late:	0 ( 0% )	560-580 (Oct-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	33
Description
Auto Repair
?Auto body work
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425162
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	27.00%	Starting borrower rate/APR:	28.00% / 31.98%	Starting monthly payment:	$41.36

Auction yield range:	8.18% - 27.00%	Estimated loss impact:	7.15%
Lender servicing fee:	1.00%	Estimated return:	19.85%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-1996	Debt/Income ratio:	Not calculated
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	8 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	38	Length of status:	0y 3m
Amount delinquent:	$0	Revolving credit balance:	$7,925	Occupation:	Laborer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	72%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	ideal-bill	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to pay of?a?credit card.?

My financial situation:
I am a good candidate for this loan because I pay my bills on time.

Monthly net income: $ 1473

Monthly expenses: $
??Housing: $ 395
??Insurance: $ 25
??Car expenses: $ 290
??Utilities: $ 30
??Phone, cable, internet: $ 65
??Food, entertainment: $ 100
??Clothing, household expenses $
??Credit cards and other loans: $ 500
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425166
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$929.09

Auction yield range:	17.18% - 19.00%	Estimated loss impact:	35.56%
Lender servicing fee:	1.00%	Estimated return:	-16.56%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Apr-1992	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	760-780 (Sep-2009)	Current / open credit lines:	6 / 5	Employment status:	Self-employed
Now delinquent:	1	Total credit lines:	39	Length of status:	6y 0m
Amount delinquent:	$0	Revolving credit balance:	$32,328	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	92%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	skillful-peace	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off high interest cards
Purpose of loan:
This loan will be used to pay off higher-interest credit card balances that?were used for business purposes.

My financial situation:
I am a good candidate for this loan because I own a successful business that's over 5 years old with 4 major federal/state government clients.? The credit cards were used as a foundation for building?the business.? Those investments have paid off and the revenues can easily pay off the loan.? I have a dual income household and have no trouble paying monthly bills.? I'd like to consolidate and pay off these credit cards and discontinue their use as I move to a debt-free operating environment (both personally and professionally).? I anticipate that the loan will be paid off much earlier than 3 years.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425168
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	11.43%	Starting borrower rate/APR:	12.43% / 14.57%	Starting monthly payment:	$668.40

Auction yield range:	3.18% - 11.43%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	9.92%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Nov-1978	Debt/Income ratio:	30%
Credit score:	820-840 (Sep-2009)	Current / open credit lines:	33 / 32	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	59	Length of status:	20y 1m
Amount delinquent:	$0	Revolving credit balance:	$32,712	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	31%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	reverent-diversification	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Eliminate all credit card debt
Purpose of loan:
This loan will be used to? Consolidate and pay off all of our credit cards.

My financial situation:
I am a good candidate for this loan because? My FICO score is 734, my husband's is 728.? We both work in healthcare in?the Washington, DC area.? We are finished paying off the Volkswagon in May of next year ($534) and daughter # 2 just had her scholarship tripled for this year and graduate school next year, so we are not paying for her education going forward.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425172
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.38%	Starting borrower rate/APR:	27.38% / 29.99%	Starting monthly payment:	$61.54

Auction yield range:	11.18% - 26.38%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jul-1994	Debt/Income ratio:	3%
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	7	Length of status:	18y 3m
Amount delinquent:	$0	Revolving credit balance:	$750	Occupation:	Tradesman - Mechani...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	100%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	vigorous-credit	Borrower's state:	Arkansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Roof Repair - Please Consider
Purpose of loan:
I need a little help.? My roof?needs repaired in two spots and I need to get it done before winter.?We were looking at replacing the entire roof, but it is?more costly than what I can afford right now.? We've gotten estimates and can repair the two spots?and stay within our budget.?

My Story:
Here's my story:? I am doing well financially, can't really complain.??I am careful about?where?my money goes and?bills are?paid first and on time.? I WILL pay this loan back timely and more than likely early.? My goal is not to have any debt, but there isn't any getting around this - I have to repair my roof, it's a necessity.

Monthly net income: $ 2561?
Monthly expenses: $ 1539
??Housing: $ 904
??Insurance: $?145
??Car expenses: $?0.00 (my?vehicles are paid in full and I do all of the maintenance, as I am a mechanic)
??Utilities: $ 220
??Phone, cable, internet: $?170 (I pay for the family's cell phones)
??Food, entertainment: $ varies (bills come first and then I decide)
??Credit cards and other loans: $?100

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425176
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	22.00%	Starting borrower rate/APR:	23.00% / 25.28%	Starting monthly payment:	$77.42

Auction yield range:	17.18% - 22.00%	Estimated loss impact:	19.25%
Lender servicing fee:	1.00%	Estimated return:	2.75%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Oct-1977	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	9 / 4	Employment status:	Self-employed
Now delinquent:	3	Total credit lines:	21	Length of status:	1y 4m
Amount delinquent:	$7,671	Revolving credit balance:	$522	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	43%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	15	Homeownership:	No
Inquiries last 6m:	1
Screen name:	xllana	Borrower's state:	California	Borrower's group:	BORROWERS - Free instant Listings - LARGEST GROUP
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	25 ( 71% )	640-660 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	6 ( 17% )	680-700 (Mar-2008) 640-660 (Nov-2007) 700-720 (Mar-2007)
Principal balance:	$0.00	1+ mo. late:	4 ( 11% )
Total payments billed:	35
Description
Need a little help
Purpose of loan:
This loan will be used to pay off my one only credit card which has a very high interest rate and to catch up on a couple of other bills.? I?am an independent contractor and one company didn't pay me and I am currently going to small claims court; It should be taken care of by November 6, 2009.? I am working for another company and they are paying on time, but it takes a couple of weeks to build up a pipeline of income.? I have?had 2 other loans with?Prosper and have?paid them off well before the due date.??This one shouldn't take too long pay off either.

My financial situation:
I am a good candidate for this loan because I am making good commissions and should have the other settlement completed in Nov. I don't owe on anything else except my car payment which is $300 a month and my cell phone which is under $100 a month.? My rent is low too, as I split it with a roommate.? I see that Experian is showing a delinquent loan which I have?been fighting over for some time.? I do not owe it.? I have?had a couple of late payments, but everything is caught up.?

Monthly net income: $ 3000.00

Monthly expenses: $
??Housing: $
??Insurance: $?110 for 4 months????
??Car expenses: $ 305.00
??Utilities: $ 150.
??Phone, cable, internet: $ 125.00
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ 100.00 which will?be paid off.
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425194
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,100.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	28.00%	Starting borrower rate/APR:	29.00% / 31.36%	Starting monthly payment:	$129.91

Auction yield range:	14.18% - 28.00%	Estimated loss impact:	15.98%
Lender servicing fee:	1.00%	Estimated return:	12.02%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Aug-2000	Debt/Income ratio:	17%
Credit score:	620-640 (Sep-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	4y 3m
Amount delinquent:	$0	Revolving credit balance:	$3,033	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	77%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	spikes72	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	620-640 (Latest)
Principal borrowed:	$3,500.00	< mo. late:	0 ( 0% )	620-640 (Jul-2008)
Principal balance:	$2,410.66	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
Paying Off debtrestoring credit!
Purpose of loan:
This loan will be used to pay off the remaining balance of my first prosper loan and then some additional high interest credit card debt that I have accrued and get my credit back to the excellent state it was in a couple of years ago.

My financial situation:
I am a good candidate for this loan because I currently have two well paying steady jobs, and although my credit does not look great on paper I am perfectly able to make all my monthly payments and expenses. I simply hope to use this loan to expedite the process by not wasting so much money on the high interest credit cards.? I am a current Prosper borrower and have a perfect record of paying my?payments. I will first pay the remaing balance of my first loan, and then use the balance to pay down my credit card debt. Kind of a?"phase 2" prosper borrowing for me! I am?very excited to?continue to improve my financial situation?and hope to use the money I save by paying of my credit cards to lend to others in the future.

Monthly net income: $ 3000

Monthly expenses: $?2100
??Housing: $?700
??Insurance: $?150
? Car expenses: $?200
? Utilities: $?150
??Phone, cable, internet: $?50
??Food, entertainment: $?200
??Clothing, household expenses $?100
??Credit cards and other loans: $ 350
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425202
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$18,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$668.94

Auction yield range:	17.18% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jun-1981	Debt/Income ratio:	30%
Credit score:	720-740 (Aug-2009)	Current / open credit lines:	17 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	59	Length of status:	1y 7m
Amount delinquent:	$0	Revolving credit balance:	$14,069	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	94%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	25	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	choklit_lady	Borrower's state:	Texas	Borrower's group:	HARD MONEY LOANS
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	29 ( 100% )	720-740 (Latest)
Principal borrowed:	$9,000.00	< mo. late:	0 ( 0% )	720-740 (Jul-2009) 720-740 (Nov-2007) 740-760 (Feb-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	29
Description
New AC in TX and energy efficiency
I am an IT Project Manager for an energy company and have been employed here for 19 months. I had a Prosper loan before for $9000 that I paid off six months early with no delinquencies. I bought a new house in 2001 (no late payments here either) and have had issues with the AC every hot summer in TX. I had hoped to use my equity to get a loan for a new AC and energy improvements but with the housing market decline, my house has not appreciated and TX has an 80/20 rule for mortgages. I had to use high interest financing to get the AC so I?m trying to get a loan for $18,000 to pay down this loan and my credit cards. My annual income is a little over $83K at this job and I also work for HR Block during tax season where I earn about $4K. In addition, my fianc? and I have recently gotten custody of his son (12) and step-daughter (15) so we have more unexpected expenses and he is still paying child support to the mother. We?ve submitted paper work this week to get that stopped but I?m sure it will take a few months before that happens which will bring an addition $500 per month to the household. He works two jobs M-F and brings home about $1200 per month now. He has some medical bills we?re trying to pay off and his car is having expensive electrical issues. I know this sounds like a total sob story but all of it is true and I just need some help to get things in a settled state. Everything just seemed to happen in the past six months. Let me know what other information I can provide.
Purpose of loan:
1) To pay for a new home air conditioner and energy efficient improvements such as, radiant barrier and insulation
2) To pay off/down credit card bills.
3) Purchase used car
Net Income monthly income $5428??????
Expenses????
Student Loan:?????????deferred (working on MIS degree)
Mortgage:??????????? $1069????
Utilities and Gas:? $1175?????
AC payment:???????? $290?????
Car Note:?????????????? $492????
Insurance:?? ?????????? $200????
Credit Cards:???????? $850
Hospital bills:???????? $150
Household/misc:??? $400????
Food:???????????????????? $400?
Total Expenses:???$5026
After applying the new loan, there will be about $800 per month available to pay the loan. And with the energy improvements, I also expect the utility bills to decrease.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425204
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.2%

Starting lender yield:	21.55%	Starting borrower rate/APR:	22.55% / 24.82%	Starting monthly payment:	$769.51

Auction yield range:	8.18% - 21.55%	Estimated loss impact:	6.71%
Lender servicing fee:	1.00%	Estimated return:	14.84%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-1993	Debt/Income ratio:	22%
Credit score:	820-840 (Sep-2009)	Current / open credit lines:	15 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	3y 3m
Amount delinquent:	$0	Revolving credit balance:	$18,593	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	17%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	runner398	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay cred. cards/divorce settlement
Purpose of loan:
This loan will be used to? Payoff credit cards $12,000 to zero and pay a final divorce settlement of approximately $8,000.

My financial situation:
I am a good candidate for this loan because? I work for Sikorsky helicoptors building the Blackhawks and Blackhawk?Medivacs. We have a brand new union contract and have hundreds more Blackhawks to build to?satisfy our government contracts. I am?scheduled to receive a $4,000 raise in the next 2 months. My children and family are here so I'm not going anywhere that would jeopardize the repayment of this loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425208
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.33%	Starting borrower rate/APR:	12.33% / 14.47%	Starting monthly payment:	$233.61

Auction yield range:	4.18% - 11.33%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.19%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Aug-1994	Debt/Income ratio:	15%
Credit score:	760-780 (Sep-2009)	Current / open credit lines:	16 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	41	Length of status:	1y 7m
Amount delinquent:	$0	Revolving credit balance:	$45,035	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	40%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	MrUSC	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Expand our personalization business
Purpose of loan:
My business partner and I have an embroidery/personalization side business.? She, professionally, is a medical marketer and has a 'captured audience' of customers due to her clientele from work.? I have a 12+ year background in web/graphic design, logo design, photo editing, etc.? We're looking to expand our personalization business from just embroidery into laser-etched marble tile, glassware, wine bottles, etc. with a laser engraving machine.? Though we have a clientele base already, with the addition of the laser we will look to expand more into the wedding market (wedding locales, wedding party's, etc) to include unique invitation that can only be produced with such a laser as well as bundled gifts such as a wine-bottle with the engagement photo laser etched into it along with etched wine glasses.? We are putting 20% down on this machine and asking for a 80% loan.

We're not interested in a business equipment lease as we intend to pay off the debt in less than a year; and banks' are still not very 'small loan friendly' in our area.

We are a good candidate because we already have a proven (4+ years) customer base off word of mouth advertising alone.? With the additional services we can offer with a laser I will be adding a website to our marketing efforts.? We have roughly 10 to 12 pre-orders for laser etched items for expo's this November.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425210
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Aug-1989	Debt/Income ratio:	29%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	26 / 17	Employment status:	Full-time employee
Now delinquent:	6	Total credit lines:	99	Length of status:	10y 1m
Amount delinquent:	$18,910	Revolving credit balance:	$7,239	Occupation:	Teacher
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	45%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	95	Homeownership:	Yes
Inquiries last 6m:	6
Screen name:	constantly	Borrower's state:	Michigan	Borrower's group:	Independents_UNITE!!!
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Restructuring Other Debt
Purpose of loan:
Hi, and thanks for looking at my loan listing.? Let me admit up front that yes, I am still at?poor credit?rating, but I have actually improved my credit score by 90 points over the last year.? I have not made a single late payment in 3 years and plan to continue this trend.? Most of my problems started when I had a side business which failed.? My primary income comes from classroom teaching -- I have been a teacher for?10 years and will absolutely keep doing that.? I tried to start a business which did not affect my?primary job and things went well for a couple of years, but then changes in the local economy left my business high and dry.? Lesson learned, but now I need to continually work to rebuild my credit and take care of my past debts.? I have always believed I have to take care of my responsibilities...? so I am looking for your help to do that -- and offering an attractive interest rate in exchange for?your help.

My financial situation:
Employed full time - in the same job for?10 years, teaching.? Things are going great at work and I definitely have enough extra each month to afford this loan.?

Monthly net income: $3600

Monthly expenses: $2600
??Housing: $800
??Insurance: $100
??Car expenses: $350
??Utilities: $200
??Phone, cable, internet: $100
??Food, entertainment: $250
??Clothing, household expenses $50
??Credit cards and other loans: $750
??Other expenses: $0

This leaves $1000 leftover each month, so with an approximate Prosper payment?of $100 and automatic withdrawal,?I easily can and definitely will pay this loan on time, every month.? Thanks very much?for your trust in me!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425214
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	14.18% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jan-1997	Debt/Income ratio:	Not calculated
Credit score:	620-640 (Sep-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	32	Length of status:	0y 2m
Amount delinquent:	$0	Revolving credit balance:	$6,121	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	67%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	truth-star	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	3 ( 100% )	620-640 (Latest)
Principal borrowed:	$7,500.00	< mo. late:	0 ( 0% )	620-640 (Jul-2009) 600-620 (Sep-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	3
Description
Pay off credit cards
Purpose of loan:
This loan will be used to? pay off high interest credit cards.? Had job lay-off, earlier in the year and had to use credit cards to keep things going.? I would like to pay them off.

My financial situation:
I am a good candidate for this loan because? never had a debt that I didn't repay.? Have a full-time job that I absolutely love, work all scheduled time and OT when available.? Not monetarily responsible for anyone but myself and my dog.?

Monthly net income: $ 3000.00

Monthly expenses: $
??Housing: $ 600
??Insurance: $135
??Car expenses: $ 350
??Utilities: $ 207
??Phone, cable, internet: $325
??Food, entertainment: $100
??Clothing, household expenses $ 50
??Credit cards and other loans: $200
??Other expenses: $50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425222
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	14.18% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Mar-1992	Debt/Income ratio:	Not calculated
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	9 / 9	Employment status:	Retired
Now delinquent:	0	Total credit lines:	10	Length of status:	1y 1m
Amount delinquent:	$0	Revolving credit balance:	$112,636	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	96%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	goal-greenback	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
unexpected expenses
Purpose of loan:
This loan will be used to? pay some unexpected expenses.

My financial situation:
I am a good candidate for this loan because? I have never had a late payment in 19 years of credit.? I am going to be receiving a large settlement in the next 6 - 10 months and will be able to pay off all debt? which came from a medical origin, and have more left over.? I just need to have small amount to tide me over with these unexpected small circumstances and? I have a perfect payment record.

Monthly net income: $ 2500

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 50
??Car expenses: $ 0 paid by family member
??Utilities: $ 0
??Phone, cable, internet: $ 0
??Food, entertainment: $ 50
??Clothing, household expenses $ 0
??Credit cards and other loans: $?1800
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425224
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,100.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	32.00%	Starting borrower rate/APR:	33.00% / 35.42%	Starting monthly payment:	$224.97

Auction yield range:	17.18% - 32.00%	Estimated loss impact:	36.38%
Lender servicing fee:	1.00%	Estimated return:	-4.38%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Sep-2004	Debt/Income ratio:	44%
Credit score:	600-620 (Sep-2009)	Current / open credit lines:	8 / 6	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	17	Length of status:	3y 8m
Amount delinquent:	$0	Revolving credit balance:	$3,634	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	81%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	7
Screen name:	jennlynne3481	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 100% )	600-620 (Latest)
Principal borrowed:	$1,800.00	< mo. late:	0 ( 0% )	540-560 (May-2008) 520-540 (Dec-2007)
Principal balance:	$1,170.03	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
Paying off debt
Purpose of loan:
This loan will be used to? Pay off all the debt that I have.

My financial situation:
I am a good candidate for this loan because? as of right now I have a current Prosper loan in excellent standing since May of 2008. Every monthly payment has been made on time. I have never been late on a bill. Credit is very important to me and it proves it because 4 months ago I had bought a brand new car! I am an honest person and a friendly person and will pay you back every month.

Monthly net income: $ 1,500

Monthly expenses: $
??Housing: $ 300
??Insurance: $ 80
??Car expenses: $ 400
??Utilities: $ 50
??Phone, cable, internet: $ 110
??Food, entertainment: $ 75
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 200
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425228
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.50%	Starting borrower rate/APR:	12.50% / 14.64%	Starting monthly payment:	$250.90

Auction yield range:	11.18% - 11.50%	Estimated loss impact:	10.24%
Lender servicing fee:	1.00%	Estimated return:	1.26%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Dec-1993	Debt/Income ratio:	18%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	9y 4m
Amount delinquent:	$0	Revolving credit balance:	$36,014	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	66%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	mill1313	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	11 ( 100% )	640-660 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	760-780 (Jul-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	11
Description
Pay ing Off Credit Cards
Purpose of loan:
This loan will be used to pay off a credit card I used to pay my tuition.? The interest rate increased tremondously even though I've never had a late payment and always pay more than the minimium amount due.

My financial situation:
I am a good candidate for this loan because I always pay my bills on time.? I had a Prosper loan in the past for $3000 and paid it off in one year.? My credit rating has dropped in the last year due to an increase in the number of open accounts and balances due, but I have never had a late payment and often pay more than the minimum amount due.

Monthly net income: $ 4500? ($3500 salary and $1000 rental property

Monthly expenses: $ 3060
??Housing: $ 1300
??Insurance: $ 100
??Car expenses: $ 250
??Utilities: $ 200
??Phone, cable, internet: $ 85
??Food, entertainment: $ 150
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 875
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425230
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$904.72

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jul-1994	Debt/Income ratio:	16%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	7 / 9	Employment status:	Full-time employee
Now delinquent:	4	Total credit lines:	32	Length of status:	2y 11m
Amount delinquent:	$106,283	Revolving credit balance:	$6,495	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	72%	Stated income:	$100,000+
Delinquencies in last 7y:	24	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	Khamp	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to consolidate my debt. I will starting my own company that has a contract lined up. All of which is very stable and I am the team lead and also the PM for. With this debt consolidation loan I then be able to build another line of credit towards my company.

My financial situation:
I am a good candidate for this loan because I have a very stable job that pay well, but due to the housing market dragged me down with it. With the interests of my credit cards growing quicker than I can pay it off, I am looking for help in consolidating it so that I can pay it off quicker. Once I pay off this debt consolidation loan I will be able to build my company on a very heavy government contract.

Monthly net income: $ 8600.00

Monthly expenses: $
??Housing: $ 3200.00
??Insurance: $ 180.00
??Car expenses: $ 600.00
??Utilities: $ 450.00
??Phone, cable, internet: $ 300.00
??Food, entertainment: $ 500.00
??Clothing, household expenses $ 200.00
??Credit cards and other loans: $ 1200.00
??Other expenses: $ 500.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425232
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	12.95%	Starting borrower rate/APR:	13.95% / 16.11%	Starting monthly payment:	$341.53

Auction yield range:	11.18% - 12.95%	Estimated loss impact:	10.28%
Lender servicing fee:	1.00%	Estimated return:	2.67%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jan-1994	Debt/Income ratio:	30%
Credit score:	740-760 (Sep-2009)	Current / open credit lines:	16 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	39	Length of status:	4y 1m
Amount delinquent:	$0	Revolving credit balance:	$16,686	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	30%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	disk9	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:This loan will be used to pay off my credit card debt.? I am approaching my mid-thirties and have credit card debt that I accumulated in my twenties while getting my degrees and traveling a bit.? I really want to buy my own home and need to pay down my debt first so that I can start saving for a down payment.? I am the single mother of a young boy and teach middle school.? My financial situation:I am a good candidate for this loan because I will pay it off in a punctual and timely fashion.? I don't have any late payments or bad debt, and have been paying two or three times more than the minimum on the several credit cards that I have.? My credit score is high and I intend to keep it that way.? The interest rates on my credit cards have doubled and even tripled in the last year! I would much rather put the interest into an individual investors back pocket instead of a large corporation.? If I were in the position to invest instead of borrow, this is probably where I would consider putting my money.? Sure, there is some risk involved, but the payoff is better than average too. Thank you for your time and I hope you will consider making this loan.Sincerely,Texas Teacher :)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425242
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.50%	Starting borrower rate/APR:	18.50% / 20.72%	Starting monthly payment:	$127.41

Auction yield range:	17.18% - 17.50%	Estimated loss impact:	35.47%
Lender servicing fee:	1.00%	Estimated return:	-17.97%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jun-1999	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	6 / 2	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	8	Length of status:	7y 0m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	5
Screen name:	kinespirit-riverside	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Personal fitness studio expansion
Purpose of loan:
This loan will be used to better market and expand the fitess studios I own with my business partner. My business partner also listed a 2500 loan on prosper to help fulfill our goal, and that loan was fully funded as of Sept 15, 2009. The studio brand name is Kinespirit, We own and operate two studios in the New York City area specializing in Gyrotonic exercise and Pilates. Our customer service focus as well as committment to client goals and achievement have made us a premier studio destination for mind and body fitness in New York City. We plan to use the proceeds of this loan for two main efforts:

1) Increase our marketing efforts in order to increase our client base.
2) Begin to expand our retail offerings, including starting to create our own line of high margin Pilates DVD, media, and products

My financial situation:
We are great candidates for a loan because our businesses are in fact profitable on a total of over 800k in revenue a year - even in this down economy. My business partner has a credit score above 760, and?I am above 700. We have proudly never missed any kind of payment or obligation since our business opened its doors in September of 2006. Previous to this business, I was a self-employeed Pilates and Gyrotonic exercise trainer - that is why you see my self-employment status as being for 7 years. In addition,?both my partner and I home owners. In addition, my family is a 2 income household with once child. We have a combined income well above $100,000+.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425246
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	24.56%	Starting borrower rate/APR:	25.56% / 27.87%	Starting monthly payment:	$280.40

Auction yield range:	8.18% - 24.56%	Estimated loss impact:	9.09%
Lender servicing fee:	1.00%	Estimated return:	15.47%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	May-1978	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	780-800 (Sep-2009)	Current / open credit lines:	13 / 11	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	28	Length of status:	4y 11m
Amount delinquent:	$0	Revolving credit balance:	$1,133	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	5%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	5
Screen name:	proper-p2ploan	Borrower's state:	Kentucky	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business Expansion
Purpose of loan:
I own and?operate 4 Franchise Tax Service Offices.??This year we did a little?over 3300 tax returns with sales of $510,000.? We have an opportunity to expand to another territory and open a 5th Franchise Store and this loan would help us do that.? Our management team has been in place for over 5 years and had a 33 percent increase in income this year and expect that next year our growth should be well over 40 percent on existing stores and the New office should do a little over $100k in revenue.? I also own half of the DMA for this Franchise Tax which means I am the Area Developer and share in Royalties and Sales with Corporate for the entire area.? I own 4 Stores but we are over a total of 28 stores presently and are projected to add 8 to 10 more this year.? The DMA is valued at 1.5 million and prouduced a income of 247k.? We currently owe 548k on the DMA but will pay that off in June 2011.? Every dollar made at present is going to paydown the debt at present.

My financial situation:
I retired from Bayer Chemical 6 years ago and bought Liberty Tax 5 years ago?and have always had a great credit score.? I carry no credit card debt and the only real debt is my home mortgage that the business pays.? Starting in 2010 the plan is for the business to start paying down the principle on my house and should reduce it by 50k a year.? The business is very established and will be debt free after this upcoming season with the exception of the new store.? I have been and always will be financaly stable.? I was a Top franchisee for the last 3 years which means our operation was in the top percentile when judged against other franchisees as?a whole.? My financial situation is extremley stable at present and only gets better as time goes on because of growth and low debt.? We plan to be completely debt free by 2011 and sales figures past, current, and projected future clearly show that is doable.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425250
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.00%	Starting borrower rate/APR:	9.00% / 11.09%	Starting monthly payment:	$79.50

Auction yield range:	4.18% - 8.00%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	5.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jun-2005	Debt/Income ratio:	35%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	0y 7m
Amount delinquent:	$0	Revolving credit balance:	$168	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	3%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	mwichmann4	Borrower's state:	Wisconsin	Borrower's group:	STUDENT AND EDUCATIONAL LOANS
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	25 ( 100% )	700-720 (Latest)
Principal borrowed:	$6,000.00	< mo. late:	0 ( 0% )	700-720 (Dec-2006) 700-720 (Nov-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	25
Description
Fast Return for your Money
Purpose of loan:
I need a stand by of cash for a stock investment that I have been following for the past two years. I want to add to my position. I should be able to double the money in about a month. I want to have your investment back in a short period of time, much quicker then 3 years if everything goes according to plan. Please bid the interest down.

My financial situation:
I am a good candidate for this loan because?I've already paid of a loan in full from here.

Depending on the final interest rate, will determine if I even choose to accept the loan.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425252
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	9.00%	Starting borrower rate/APR:	10.00% / 12.11%	Starting monthly payment:	$806.68

Auction yield range:	8.18% - 9.00%	Estimated loss impact:	8.68%
Lender servicing fee:	1.00%	Estimated return:	0.32%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-1989	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	760-780 (Sep-2009)	Current / open credit lines:	9 / 8	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	30	Length of status:	12y 1m
Amount delinquent:	$0	Revolving credit balance:	$360,964	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	80%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	triumphant-deal4	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
consolidating debt
Purpose of loan:
This loan will be used to?pay down 2 credit cards I used to finish a large addition on our primary home. During construction the temptation to add-on to the plan?was a no brainer and before things were complete I found my budget was to close for comfort. So?we tapped our credit cards and now the house is done,?this sounds like a good place to look for less expensive?funds.??

My financial situation:
I am a good candidate for this loan because?I?have been with the same company for 12 years. I make good money and my credit is in good shape.?My addition on our home is complete now and this takes our per square foot cost down to a?low average for our area. Having paid high?per square foot on the purchase of the original home the adddition was the plan from the start. Location, location, location right....
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425254
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,250.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$147.02

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Apr-1979	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-720 (Aug-2009)	Current / open credit lines:	8 / 6	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	25	Length of status:	0y 5m
Amount delinquent:	$0	Revolving credit balance:	$1,937	Occupation:	Investor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	91%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	4	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	vigorous-worth	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Additional capital for start-up bus
Purpose of loan:
We are asking for a loan to add to our personal funds to capitalize a start-up investment company.

My financial situation:
I?financially support myself though?some investments?I have made throughout my lifetime.?

Monthly net income: $ 3500

Monthly expenses: $
??Housing: $ 0.00, the house?was?paid in full.
??Insurance: $?100
??Car expenses: $ 200
??Utilities: $ 200
??Phone, cable, internet: $ 85
??Food, entertainment: $ 200
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 150
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425256
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$45.24

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Mar-1998	Debt/Income ratio:	30%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	10 / 8	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	22	Length of status:	12y 3m
Amount delinquent:	$235	Revolving credit balance:	$21,466	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	dinero-medalist4	Borrower's state:	Oklahoma	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
household expenses during my surger
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425258
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	22.00%	Starting borrower rate/APR:	23.00% / 25.28%	Starting monthly payment:	$290.32

Auction yield range:	17.18% - 22.00%	Estimated loss impact:	19.25%
Lender servicing fee:	1.00%	Estimated return:	2.75%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	May-1995	Debt/Income ratio:	Not calculated
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	13 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	34	Length of status:	10y 9m
Amount delinquent:	$0	Revolving credit balance:	$3,094	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	35%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	universe0	Borrower's state:	California	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:? Hello!? I appreciate you looking at my profile.? This loan will help me to pay off my credit cards and fund my pregnancy costs.? I am 5 months pregnant and would love the help.

My financial situation:? I am a good candidate for this loan because I pay all my bills on time, I have recently paid off some other high interest credit cards.? Me and my husband make over 50,000 a year so we have the ability to pay off this one.? I am trying to take the time out of it and pay them off before the arrival of the baby.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425262
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	28.99%	Starting borrower rate/APR:	29.99% / 32.37%	Starting monthly payment:	$424.46

Auction yield range:	17.18% - 28.99%	Estimated loss impact:	26.69%
Lender servicing fee:	1.00%	Estimated return:	2.30%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Oct-1996	Debt/Income ratio:	18%
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	22 / 18	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	55	Length of status:	3y 11m
Amount delinquent:	$1,677	Revolving credit balance:	$38,768	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	92%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	usmcmp78	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 100% )	680-700 (Latest)
Principal borrowed:	$20,000.00	< mo. late:	0 ( 0% )	680-700 (Aug-2008)
Principal balance:	$14,954.68	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
Paying off our Credit Card Debt!!
Purpose of loan:
To pay off my high interest credit cards

My financial situation:
I am a good candidate for this loan because I have had a very good paying, steady job since graduating from college in 2001.? Previous to this event in our life, we were completely credit card debt free.

Monthly net income: $ 15,000 + Quarterly bonuses

Monthly expenses: $
??Housing: $ 2500 ???
??Insurance: $ 140
??Car expenses: $ 1000
??Utilities: $ 250
??Phone, cable, internet: $ 150
??Food, entertainment: $ 200
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 4000
??Other expenses: $ 1000
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425266
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	14.18%	Starting borrower rate/APR:	15.18% / 17.35%	Starting monthly payment:	$521.30

Auction yield range:	14.18% - 14.18%	Estimated loss impact:	14.61%
Lender servicing fee:	1.00%	Estimated return:	-0.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Dec-1992	Debt/Income ratio:	28%
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	15 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	37	Length of status:	20y 6m
Amount delinquent:	$0	Revolving credit balance:	$58,215	Occupation:	Military Officer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	brainy-return1	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to consolidate high interest credit card balances.

My financial situation:
I am a good candidate for this loan because I have highly stable employment, 20+ years in the military, and flawless on-time payment history. I am seeking a win-win situation with potential lenders because I'm tired of banks reaping all of the financial benefits with constant no-notice and?unwarranted?interest rate increases.? This opportunity presents?investors with a guaranteed option to increase their ROI while?affording me more competitive? and reasonable rates.?

Monthly net income: $8822

Monthly expenses: $
??Housing: $2100
??Insurance: $150
??Car expenses: $250
??Utilities: $300
??Phone, cable, internet: $150?
??Food, entertainment: $500
??Clothing, household expenses $200
??Credit cards and other loans:?
??Other expenses:
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425268
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,500.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.2%

Starting lender yield:	8.50%	Starting borrower rate/APR:	9.50% / 11.60%	Starting monthly payment:	$400.41

Auction yield range:	8.18% - 8.50%	Estimated loss impact:	6.37%
Lender servicing fee:	1.00%	Estimated return:	2.13%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jun-1999	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	820-840 (Sep-2009)	Current / open credit lines:	8 / 5	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	20	Length of status:	3y 10m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Principal
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	leverage-goliath	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
UL Testing of green wood boiler
Purpose of loan:
This loan will be used to pay for the UL 391 safety testing of the indoor wood boiler by an accredited third party testing agency. Once UL listing is obtained small-scale manufacturing can start for the 2009-2010 heating season. To get more information on the concept of this indoor wood boiler, please visit our website www.hydro-to-heat-convertor.com. Once UL listing is obtained we will also certify the boiler to the EPA hydronic heater program for particular emissions.

My financial situation:
I am a good candidate for this loan because there is good market demand for this product,?the company has no outstanding debts and the cash flow situation is good.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425274
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.38%	Starting borrower rate/APR:	28.38% / 30.73%	Starting monthly payment:	$270.20

Auction yield range:	11.18% - 27.38%	Estimated loss impact:	10.68%
Lender servicing fee:	1.00%	Estimated return:	16.70%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Dec-1975	Debt/Income ratio:	48%
Credit score:	740-760 (Sep-2009)	Current / open credit lines:	18 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	37	Length of status:	21y 8m
Amount delinquent:	$0	Revolving credit balance:	$11,327	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	48%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	2	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	value-snowdome	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying Off Last Three Credit Cards
Purpose of loan:
This loan will be used to pay off my last three high interest, revolving credit cards.

I originally owed over $21,000 on these three cards just three years ago.? I have paid these cards down to $7,000.? I would like to have a three year, non-revolving loan to finish paying these cards off.? The cards are:? Bank of America, Target, and Union Plus.

My minimum monthly payment for these three cards is presently $225.00 a week.? As you can see, I can easily apply this amount toward a Prosper loan and pay off my cards.

My financial situation:
I am a good candidate for this loan because I have a secure job as a health care professional at a hospital.? I have been employed by the same employer for twenty-one years.? I have never filed for bankruptcy.? I have never defaulted on a loan.? I am a home owner.

The two delinquencies listed above happened when my husband had surgery.? I was late one time making our car payment and I was late one time making our house payment.

I have other revolving credit cards.? Most are ones I seldom use and quickly pay off like Kohls and J C Penny.

I have one other revolving card with a balance.? This is a card I use for home improvement.

Note:There was a time when a credit score of 740 to 760 was great!

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425276
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	21.99%	Starting borrower rate/APR:	22.99% / 25.27%	Starting monthly payment:	$251.58

Auction yield range:	14.18% - 21.99%	Estimated loss impact:	15.69%
Lender servicing fee:	1.00%	Estimated return:	6.30%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jan-1995	Debt/Income ratio:	35%
Credit score:	620-640 (Sep-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	33	Length of status:	9y 1m
Amount delinquent:	$0	Revolving credit balance:	$23,916	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	87%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	jazzpazz	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	17 ( 100% )	620-640 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	660-680 (Mar-2008)
Principal balance:	$2,847.34	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
Pay off credit cards
Purpose of loan:
This loan will be used to pay off credit cards

My financial situation:
I am a good candidate for this loan because I always pay on time?

Monthly net income: $ 40,000

Monthly expenses: $
??Housing: $ 300
??Insurance: $ 300
??Car expenses: $ 100
??Utilities: $ 100
??Phone, cable, internet: $ 100
??Food, entertainment: $ 200
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 500
??Other expenses: $ 100
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Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425278
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	28.38%	Starting borrower rate/APR:	29.38% / 31.75%	Starting monthly payment:	$505.35

Auction yield range:	11.18% - 28.38%	Estimated loss impact:	10.71%
Lender servicing fee:	1.00%	Estimated return:	17.67%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jul-1982	Debt/Income ratio:	15%
Credit score:	740-760 (Sep-2009)	Current / open credit lines:	4 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	10	Length of status:	1y 4m
Amount delinquent:	$0	Revolving credit balance:	$1,641	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	29%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	coin-fanatic	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards for good.
Purpose of loan:
This loan will be used to consolidate all of my credit card debt so that I can pay all of my payments in one payment per month. By doing this, I will be able to balance my payment schedule to be payable every month. I want to be more aggressive in paying off my principal. I want to do it more quickly than I am. I also hope that by paying off the credit card debt quickly I will be able to enhance my career, by being able to afford better clothes and shoes to present myself in the best light possible to clients and potential customers. My customers tend to be CFOs, CEOs and managing directors at financial firms around the world. It is also my hope that once I have paid off this loan I can offer loans to others as away of paying back and furthering this very good business idea.

My financial situation:
I am a good candidate for this loan because I have a full time professional finance job in New York City. My director relies on me to bring in business every month, and I have shown that I have done that every month since my employment began. I am innovative and honest in my work. My reputation and the reputation of the product I create and sell is high in value. The changes I have brought to my workplace have benefited my company and proven that I am not only a serious employee, but I am someone who understands the imperative of bringing revenues in that support the business and reduce pressure on the bottom line. I make enough money every month to afford housing and to afford groceries, and to afford the occasional dinner out with friends. My goal is to make my financial situation one in which I can afford my own apartment in Manhattan, which is out of reach with the number of credit card payments (3) I have to make each month, and the amount of money due on each. I regularly pay off the principal, usually US$200 - $300 more than the minimum payment. I want to increase this effort, to pay off more principal quickly.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425280
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.33%	Starting borrower rate/APR:	11.33% / 14.92%	Starting monthly payment:	$32.90

Auction yield range:	4.18% - 10.33%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.20%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-2007	Debt/Income ratio:	Not calculated
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	3 / 3	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	3	Length of status:	1y 2m
Amount delinquent:	$0	Revolving credit balance:	$175	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	3%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	proton9	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for new laptop
Purpose of loan:
This loan will be used to pay for a new laptop that I need for my college studies.

My financial situation:
I am a good candidate for this loan because I?always pay my bills on time. I'm young but?I'm?trying to build?some?credit. I don't work while I am in school but I have some money saved and my parents give me a monthly allowance of $150 to $200?thats how I plan to pay for the loan until I do find a job. I have very few expenses since I live on campus I just pay for gas and food(really just snacks because I have a meal plan).

Monthly net income: $150-$200 a month
Monthly expenses: $?
??Housing: $ 0
??Insurance: $ 0
??Car expenses: $ 50?on gas
??Utilities: $ 0
??Phone, cable, internet: $ 0
??Food, entertainment: $ 25?
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 0
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425284
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	11.43%	Starting borrower rate/APR:	12.43% / 14.57%	Starting monthly payment:	$334.20

Auction yield range:	3.18% - 11.43%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	9.92%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	May-1999	Debt/Income ratio:	9%
Credit score:	820-840 (Sep-2009)	Current / open credit lines:	6 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	1y 3m
Amount delinquent:	$0	Revolving credit balance:	$799	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	dollarologist	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Expand our personalization company
Purpose of loan:
This loan will be used to purchase a laser mechaine that will expand our cabalities as a monograming and personalization company.??I already have a clientele base with requests for laser engraved mechandise. We are putting 20% down on th purchase price and requesting this loan to cover the rest of the cost.

My financial situation:
Though we could get this laser through an equipment lease, we plan to pay the total laser equipment loan off within the next 12 months.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425286
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	22.93%	Starting borrower rate/APR:	23.93% / 26.22%	Starting monthly payment:	$587.94

Auction yield range:	8.18% - 22.93%	Estimated loss impact:	7.54%
Lender servicing fee:	1.00%	Estimated return:	15.39%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jan-1992	Debt/Income ratio:	15%
Credit score:	780-800 (Sep-2009)	Current / open credit lines:	16 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	37	Length of status:	6y 8m
Amount delinquent:	$0	Revolving credit balance:	$11,062	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	33%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	missile8	Borrower's state:	DistrictOfColumbia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to? pay off credit cards.

My financial situation:
I am a good candidate for this loan because?I have a secure job with a government contractor. I have worked for this company for?6 years and I am stable. I've lived at the same address for the last 14 years.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425288
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	22.17%	Starting borrower rate/APR:	23.17% / 25.45%	Starting monthly payment:	$77.60

Auction yield range:	8.18% - 22.17%	Estimated loss impact:	7.02%
Lender servicing fee:	1.00%	Estimated return:	15.15%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Aug-1986	Debt/Income ratio:	25%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	4y 1m
Amount delinquent:	$0	Revolving credit balance:	$25,113	Occupation:	Attorney
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	92%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	worth-bull443	Borrower's state:	Kentucky	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	11 ( 100% )	660-680 (Latest)
Principal borrowed:	$2,500.00	< mo. late:	0 ( 0% )	640-660 (Sep-2008)
Principal balance:	$1,854.17	1+ mo. late:	0 ( 0% )
Total payments billed:	11
Description
2nd Prosper Loan-Debt Consolidation
Purpose of loan:
This loan will be used to? pay off high interest credit cards

My financial situation:
I am a good candidate for this loan because? I am an attorney and have never defaulted on any loan before.? Though I have never missed a payment, the credit card companies increased my rate, anyway.? This is my second prosper loan, and I have made my monthly payments religiously.? Furthermore, I use automatic bank drafts, which will ensure prompt payments.? If you have any other questions, feel free to ask.? I would rather you make money than Chase.?

Monthly net income: $ 4,000

Monthly expenses: $
??Housing: $ 550
??Insurance: $ 100
??Car expenses: $ 200
??Utilities: $ 300
??Phone, cable, internet: $?100
??Food, entertainment: $ 300
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 900
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425290
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,300.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$194.51

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Mar-1985	Debt/Income ratio:	29%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	11 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	18y 2m
Amount delinquent:	$0	Revolving credit balance:	$4,499	Occupation:	Postal Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	bigjoe50	Borrower's state:	Georgia	Borrower's group:	Vets helping Vets
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	30 ( 100% )	660-680 (Latest)
Principal borrowed:	$4,500.00	< mo. late:	0 ( 0% )	560-580 (Feb-2007)
Principal balance:	$986.75	1+ mo. late:	0 ( 0% )
Total payments billed:	30
Description
pay off 1st loan & credit cards
Purpose of loan:This loan will be used to make debt consolidation and pay off 1st prosper loan.
My financial situation:
I am a good candidate for this loan because i have not missed any payments on the first loan which is drawn monthly from my bank account.
Monthly net income: $ 2021

Monthly expenses: $
??Housing: $ 500
??Insurance: $ 40
??Car expenses:30??Utilities: $ 100
??Phone, cable, internet: $ 50
??Food, entertainment: $ 100
??Clothing, household expenses $
??Credit cards and other? $ 460
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425294
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jan-1961	Debt/Income ratio:	10%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	5 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	54	Length of status:	17y 2m
Amount delinquent:	$0	Revolving credit balance:	$6,144	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	100%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	17	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	SPATENS	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	31 ( 100% )	640-660 (Latest)
Principal borrowed:	$5,300.00	< mo. late:	0 ( 0% )	620-640 (Jul-2009) 600-620 (Apr-2009) 640-660 (Feb-2008) 680-700 (Apr-2007)
Principal balance:	$550.80	1+ mo. late:	0 ( 0% )
Total payments billed:	31
Description
CAR REPAIR
Purpose of loan:
This loan will be used to?repair car transmission?

My financial situation:
I am a good candidate for this loan because i have made my payments on time and paid 1st loan off early i can loan pay?off in 6months ?

Monthly net income: $ 2800

Monthly expenses: $
??Housing: $ 693
??Insurance: $ 55
??Car expenses: $ gas?
??Utilities: $120??Phone, cable, internet: $
??Food, entertainment: $ 130
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 150
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425298
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$14,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$513.18

Auction yield range:	17.18% - 18.00%	Estimated loss impact:	19.00%
Lender servicing fee:	1.00%	Estimated return:	-1.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Mar-1996	Debt/Income ratio:	32%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	14	Length of status:	3y 0m
Amount delinquent:	$0	Revolving credit balance:	$27,609	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	MarkTwain99	Borrower's state:	California	Borrower's group:	UCLA Alumni, Staff, and Students
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 100% )	640-660 (Latest)
Principal borrowed:	$15,000.00	< mo. late:	0 ( 0% )	660-680 (Aug-2008)
Principal balance:	$10,788.39	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
Credit card company raised rates
Purpose of loan:
Paying off a credit card. I've been a customer of theirs for years, never had a late payment, and yet last month they raised my interest from 8.99% to 21.99%! It's really frustrating that their best customers are treated this way.

My financial situation:
I have worked in my current field for close to 10 years, and in my current job for 3 years.? Besides the credit cards and my car lease, I have no other major debts or obligations.

Monthly net income: $ 4134

Monthly expenses: $ 2705
??Housing: $ 805
??Insurance: $ 120
??Car lease: $ 305
??Gasoline: $150
??Utilities: $?105
??Phone, cable, internet: $ 120
??Food, entertainment: $ 200
??Clothing, food, household expenses $ 250
??Credit cards and other loans:?(will be paid off by Prosper loan)
??Other expenses: $ 100
??Estimated Prosper payment: $550

That leaves $1429 a month left over for savings. Plan to pay off the Prosper loan in 18 to 24 months by making extra payments.

I also have 12 months of on-time payments for another Prosper loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425300
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,280.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	12.33%	Starting borrower rate/APR:	13.33% / 15.48%	Starting monthly payment:	$348.01

Auction yield range:	4.18% - 12.33%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	10.19%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jun-2002	Debt/Income ratio:	11%
Credit score:	780-800 (Sep-2009)	Current / open credit lines:	15 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	7y 3m
Amount delinquent:	$0	Revolving credit balance:	$12,751	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	17%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	getWealthyQuicker-com	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
investing in RE properties and gold
Purpose of loan:
The plan is as follows: use the bigger chunk of the money (~ $8,000) towards the down payment for a real estate rental property. I purchased one in May 2009, for which the down payment was $15,500, and it cashflows $410 per month, for an annualized return of 20% (or 24% when including principal). 4 months later I consider that was a good deal, and I'm ready to do another. There are still nice deals out there (even more and better, I would say), and we (my wife and I) have the goal of getting to $1,000 per month passive income by the end of 2009. The rest of the money will be used for even safer investments, like buying gold and silver bullion together with GLD put options, since we believe the dollar is steadily depreciating, but we also want to guard against a crash in precious metals prices.

My financial situation:
Both my wife and I are employed by a big high tech company. I am very good with money management, as in making payments on time and allocating the cash in reasonable percentages when it comes to investing. We (my wife and I) both have salaries that could support the whole family if one of us were to be laid off, and we each save at least 10% of the salary each month. The "extra" money typically go into various investments, that are often having a low correlation (gold, foreign currencies, stocks, real estate in US and abroad).

The reason I decided to get a loan from Prosper is two-fold: 1) I find the current rates attractive, and would like to secure a loan with such a rate now, thinking that in 1-2 years the rates would be much higher; 2) I could get about $10,000 at ~10% from a couple of local banks, but rather than getting 2-3 loans, and paying interest to the banks, I consider it's better to have just one loan, and pay the members of this community.

My prosper credit rating:
It looks like the Prosper credit rating is heavily influenced by?the loan amount. I found out, through repeated attempts, that if I ask for up to $2,500 the rating is AA, if I ask for up to $10,280 the rating would be A, and if I ask for anything beyond that it would be C. I could use more than $10,280, but I don't want to be in the C rating category, so I'm going with this for my first Prosper loan. I just though I would mention that.

Thank you for your support!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425306
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,100.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	18.50%	Starting borrower rate/APR:	19.50% / 21.73%	Starting monthly payment:	$114.42

Auction yield range:	8.18% - 18.50%	Estimated loss impact:	6.93%
Lender servicing fee:	1.00%	Estimated return:	11.57%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	May-2006	Debt/Income ratio:	27%
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	11	Length of status:	1y 0m
Amount delinquent:	$0	Revolving credit balance:	$4,804	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	35%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	vester2	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	11 ( 100% )	680-700 (Latest)
Principal borrowed:	$1,300.00	< mo. late:	0 ( 0% )	680-700 (Aug-2009) 680-700 (Oct-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	11
Description
Paying off credit card
Purpose of loan:
This loan will be used to pay off a high interest credit card.

My financial situation:
I am a good candidate for this loan because I have a steady job and have been on time with all payments on my previous Prosper loan.

Monthly net income: $ 1271.00

Monthly expenses: $ 693.40
??Housing: $ 0
??Insurance: $ 0
??Car expenses: $ 352.60
??Utilities: $
??Phone, cable, internet: $100.00
??Food, entertainment: $ 100.00
??Clothing, household expenses $ 25
??Credit cards and other loans: $ 0
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425308
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.45%	Starting borrower rate/APR:	26.45% / 28.78%	Starting monthly payment:	$607.96

Auction yield range:	11.18% - 25.45%	Estimated loss impact:	10.63%
Lender servicing fee:	1.00%	Estimated return:	14.82%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jun-1996	Debt/Income ratio:	34%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	15 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	32	Length of status:	4y 9m
Amount delinquent:	$0	Revolving credit balance:	$212,699	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	73%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	understanding-basis	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Capital for Green Building Company
The purpose of the loan is to expand our residential green building company into the commercial realm. We have hired a new project manager to help us expand into this field and plan on using the proceeds from this loan to expand our office space and increase our local advertising budget. We currently gross around 1.8 million a year and think we can easily surpass the 2 million mark by entering this new field. Our new project manager comes from the commercial construction world and has already snagged one of his previous companies top clients (a multi billion dollar-multi national corporation which has millions of dollars in the pipeline in our local business area-the SF Bay Area). We plan on paying for the loan through the increased profits from this expansion and have signed a recent contract in this new field. Thank you for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425312
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,100.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$185.47

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-1998	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	5 / 5	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	8	Length of status:	0y 11m
Amount delinquent:	$0	Revolving credit balance:	$2,892	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	41%	Stated income:	$1-$24,999
Delinquencies in last 7y:	6	Homeownership:	No
Inquiries last 6m:	2
Screen name:	note-phase	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Single Mom dreams of tech school
Purpose of loan:
This loan will be used to? Purchase AppleCare Technician Training, a used Mac Computer and 7 days hands on Apple Certified Hardware Technician training from Caerian, Inc. I completed and passed with a 89.5 % grade avg. computer technician training in 1983, however it is outdated and useless in today's tech world. I did it before I can do it again!

My financial situation:
I am a good candidate for this loan because?I? have been able to keep up with all my expenses even as a single mom with no child support and limited income. The job market will pick up in Naples (it is very seasonal) by mid- October? and I will have no problem finding work in retail because I have had 5 years recent retail sales experience and? I will be getting more cleaning clients. My fiance will help me pay household expenses if I can secure a loan.

Monthly net income: $
see above
Monthly expenses: $

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425314
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jun-2001	Debt/Income ratio:	7%
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	0y 3m
Amount delinquent:	$0	Revolving credit balance:	$331	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	20%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	7
Screen name:	dinero-explorer9	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Help my Parents
Purpose of loan:
This loan will be used to help my parents get caught up on their bills.? My father, a retired Army man,?recently lost his job as a teacher at the local community college.? After being frustrated with the job search, decided to try his hand at entrepreneurship using his experience as a truck driver.? He developed a relationship with a broker and used his savings to buy his own truck.? Since he bought the truck, he has only gotten two routes from the broker he's working with.? My father has knee problems, and despite this, he's been working in his off time to cut lawns and make any money he can here and there.? My mother cannot afford to support them both on her salary alone.? I can afford to help them on their bills going forward, but I do not have the lump sum they need to get them up to date.? My parents are really good people, my dad is the minister of education at his church, he also ministers to inmates in the local jails.? My mother dedicates herself to assisting the elderly and mentoring children.

My financial situation:
I am a good candidate for this loan because I have a good, stable income, VERY little credit card debt (around $300 if that) and my monthly obligations are minimal.? I pay all my bills in a timely manner and tend to pay off loans and credit cards early.? My work history listed is short, I started a new job with a very stable company.? Before I worked for a Big 4 Accounting Firm for over 2 years doing business valuations.? I changed jobs for a new and better opportunity.? I can afford this loan b/c I currently pay about $900/month on my $238/month car note so it can be paid off early, I can scale back to pay the minimum amount and cover their monthly bills for a few months as well as pay back this loan.? I do not want to do cash back on my credit cards b/c I've worked very hard to get my credit score to where it is by not carrying balances month to month and if I pulled this money out of my cards, my credit score would suffer.? I think Prosper is the best route to achieve my goal of getting my parents back on track.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425316
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	12.33%	Starting borrower rate/APR:	13.33% / 15.48%	Starting monthly payment:	$507.80

Auction yield range:	4.18% - 12.33%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	10.19%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jan-1999	Debt/Income ratio:	27%
Credit score:	780-800 (Sep-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	12	Length of status:	0y 10m
Amount delinquent:	$0	Revolving credit balance:	$29,883	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	69%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	contract-innovator	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to pay off my high interest credit card debt that I have gained while living in the?Washington DC metro area.? ?

My financial situation:
I am a good candidate for this loan because I have stable job in a strong federal consulting market of DC.? I have received a salary where I am now able to make significant contributions to pay off?my credit debt.? I am tired of getting hit with the high interest credit card rates and I want to get rid of them?all.? I am 28?years old and I'm looking to get rid of my debt and start saving for a home.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425322
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Nov-1993	Debt/Income ratio:	13%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	9 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	3y 4m
Amount delinquent:	$0	Revolving credit balance:	$14,111	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	100%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	auction-lesson	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
I would like to get this loan because I would like to pay off my high interest credit card debt so that I can focus on my mortgage and save extra money.? I am a mother of 5 kids, I had twins in January and I am trying to be able to save more money every year.

My financial situation:
I am a good financial candidate because I have a full-time job and I pay my bills on time, I am just looking to pay them off sooner than later.? I share my household expenses with my spouse and I am only looking to pay off my own personal debt.

Monthly net income: $5112

Monthly expenses: $
??Housing: $ 4774
??Insurance: $ 156
??Car expenses: $ 0
??Utilities: $ 200
??Phone, cable, internet: $ 66
??Food, entertainment: $?0
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 570
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425324
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.38%	Starting borrower rate/APR:	27.38% / 29.72%	Starting monthly payment:	$123.09

Auction yield range:	11.18% - 26.38%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Nov-1992	Debt/Income ratio:	28%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	9 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	16y 1m
Amount delinquent:	$0	Revolving credit balance:	$376	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	26%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	8	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	g_r_vending	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	660-680 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	660-680 (Jun-2008)
Principal balance:	$2,064.71	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
Expanding Vending Business
Purpose of loan:
This loan will be used to double the size of my vending business, from 6 full line locations(snacks/soda) to 22 locations, my gross sales would then be around 50k per year

My financial situation:
I am a good candidate for this loan because my business has no debt right now, all machines are paid in full,I am also still working full time while this business grows into a full time job

Monthly net income: $ 2160

Monthly expenses: $
??Housing: $ 750
??Insurance: $ 36
??Car expenses: $ 296
??Utilities: $ 120
??Phone, cable, internet: $ 80
??Food, entertainment: $ 150
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 100
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425326
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$17,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.18%	Starting borrower rate/APR:	18.18% / 20.39%	Starting monthly payment:	$616.13

Auction yield range:	17.18% - 17.18%	Estimated loss impact:	35.45%
Lender servicing fee:	1.00%	Estimated return:	-18.27%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Nov-1999	Debt/Income ratio:	29%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	9 / 8	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	0y 2m
Amount delinquent:	$0	Revolving credit balance:	$17,717	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	92%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	4
Screen name:	wise-noble-yield	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home Improvment/Debt Consolidation
Purpose of loan:
Consolidate debt acquired in the process of improving a house which we currently have listed for sale.? Carrying the second mortgage has lead us to need to consolidate the debt.? We are a fiscally conservative family that hates to have debt, but sometimes it can't be avoided, which is where we are now.? We are able to meet our obligations with out issue, however, by consolidating our debt, we can reduce our interest rates and eliminate it more effectively.

My financial situation:
I am a good candidate for this loan because I have an excellent credit score and history.? I'm employed as a Labor and Delivery nurse that works PRN - I'm able to pick up as much time as I need.? Additionally, my husband is well compensated for his work as the manager of HR systems for a fortune 500 company.

Monthly net income: $ 3000 (mine alone, my husband earns an additional $6000/mo)

Monthly expenses: $
??Housing: $ 2953 (we are currently under two mortgages until we can sell the other home).
??Insurance: $ 287
??Car expenses: $400 (we own our cars free and clear)
??Utilities: $ 300
??Phone, cable, internet: $ 117
??Food, entertainment: $ 500
??Clothing, household expenses $ 300
??Credit cards and other loans: $ 700 (to be consolidated)
? Charitable giving $1000
??Other expenses: $ 250
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425332
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jan-1999	Debt/Income ratio:	14%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	17 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	32	Length of status:	4y 1m
Amount delinquent:	$0	Revolving credit balance:	$4,938	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	62%	Stated income:	$100,000+
Delinquencies in last 7y:	10	Homeownership:	Yes
Inquiries last 6m:	6
Screen name:	coda98	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	15 ( 100% )	640-660 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	600-620 (Jul-2008) 580-600 (Jun-2008) 580-600 (May-2008) 540-560 (Apr-2008)
Principal balance:	$2,164.80	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
Wife is in Private School
Purpose of loan:
This loan will be used to pay for my wife's education.? She is enrolled in a private school and I have been paying for it out of pocket.? We are about $7,000 short for her next semester.? She already has her graduate degree and is working on her masters in Physchology.

My financial situation:
I am a good candidate for this loan because I currently make over $150,000 a year and have been paying off my personal debt in large chunks.? I have not had a late payment on any debt for 3 years.? A portion of my income is commissions but based on my current pay I am guaranteed at least $120,000.? We have additional money in savings but wish not to use it as it is to purchase our next house.? I will not pay back the loan right away.? I will take it full term so that investers can receive their full intrest investment.? I currently have another Prosper loan that I am doing the same with, I can pay it off but will take it full term.

Monthly net income: $ 12,500

Monthly expenses: $ 4,289
??Housing: $ 1,100
??Insurance: $ 200
??Car expenses: $ 339
??Utilities: $ 250
??Phone, cable, internet: $ 200
??Food, entertainment: $ 700
??Clothing, household expenses $?700
? Credit cards and other loans: $ 800
??Other expenses: $ 1,000 (Day Care)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425334
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.38%	Starting borrower rate/APR:	27.38% / 29.99%	Starting monthly payment:	$61.54

Auction yield range:	11.18% - 26.38%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	May-1993	Debt/Income ratio:	80%
Credit score:	740-760 (Aug-2009)	Current / open credit lines:	15 / 11	Employment status:	Full-time employee
Now delinquent:	4	Total credit lines:	53	Length of status:	13y 9m
Amount delinquent:	$2,247	Revolving credit balance:	$12,106	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	63%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	joyful-duty0	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying Bills to get current
Purpose of loan:
This loan will be used to Pay bills up to date,?Help us equalize,

My financial situation:
I am a good candidate for this loan because Iwill always pay on time, I just need a chance to prove it. Up untill the medical issues hqappemed I was never late on a bill, As a result my debt increased and having to juggle the debt, We are slowly fixing the issues, All I can do is ask for some help, other than family thats all I got left, If I can get a loan we have a fighting chance without declaring Bankrupcy.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425338
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.38%	Starting borrower rate/APR:	27.38% / 29.72%	Starting monthly payment:	$82.06

Auction yield range:	11.18% - 26.38%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jul-1974	Debt/Income ratio:	>1000%
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	20 / 20	Employment status:	Retired
Now delinquent:	2	Total credit lines:	40	Length of status:	1y 8m
Amount delinquent:	$1,290	Revolving credit balance:	$33,306	Stated income:	$1-$24,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	14%
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	wise-graceful-wampum	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PAYING OFF CREDIT CARDS
Purpose of loan:
This loan will be used to? PAY OFF CREDIT CARDS

My financial situation: I am a good candidate for this loan because? I need to consolidate my credit cards to have a lower payment per month. The rates on the credit cards recently went sky high. I kept the payments up on the cards, so with this consolidation Know I can make a lump sum payment. thank you.Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $ 100
??Phone, cable, internet: $ 100.
??Food, entertainment: $?100??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425342
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,500.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	21.06%	Starting borrower rate/APR:	22.06% / 24.32%	Starting monthly payment:	$210.22

Auction yield range:	8.18% - 21.06%	Estimated loss impact:	8.99%
Lender servicing fee:	1.00%	Estimated return:	12.07%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Oct-1989	Debt/Income ratio:	9%
Credit score:	780-800 (Sep-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	12y 3m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Engineer - Electric...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	vista5	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Medical bills from son in hospital
Purpose of loan:
This loan will be used to pay off medical?bills.? I have a son with disabilities and due to his hospital stays, I have incurred?a lot of medical expenses above and beyond what my insurance would cover.

My financial situation:
I am a good candidate for this loan because I have a stable income.? I have been employed with the same company for the past 13 years.? I am an honest and hard working person that will pay this loan back....I promise.

Monthly net income: $ 4062

Monthly expenses:
Housing: $ 850
Insurance: $ 115
Car expenses: $ 100
Utilities: $ 150 - $ 200
Phone, cable, internet: $ 100
Food, household: $ 250

Thank you for taking the time to consider my loan request, this would help us out so much.

THANK YOU for being my angel of hope!!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425346
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$17,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.18%	Starting borrower rate/APR:	12.18% / 14.31%	Starting monthly payment:	$566.11

Auction yield range:	11.18% - 11.18%	Estimated loss impact:	10.23%
Lender servicing fee:	1.00%	Estimated return:	0.95%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Apr-1989	Debt/Income ratio:	20%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	16 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	46	Length of status:	7y 7m
Amount delinquent:	$0	Revolving credit balance:	$18,889	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	77%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	worth-saber	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying Off Credit Cards
Purpose of loan:
This loan will be used to? pay off 11 credit cards. I would like to consolidate into one payment with a lower rate.

My financial situation:
I am a good candidate for this loan because? I have been working for HP for 7 and a half years. Starting salary was $90k but now make $130K. My wife is my second income at $41K. We have over $2000 a month extra income after all bills are paid but it has been hard to manage 11 different credit card accounts.

Monthly net income: $ 8000

Monthly expenses: $
??Housing: $ 2100
??Insurance: $ 191
??Car expenses: $ 900
??Utilities: $ 200
??Phone, cable, internet: $ 191
??Food, entertainment: $ 700
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 673
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425350
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Nov-1998	Debt/Income ratio:	33%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	13 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	38	Length of status:	4y 10m
Amount delinquent:	$0	Revolving credit balance:	$2,337	Occupation:	Executive
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	88%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	established-wampum	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
GRAN APERTURA
Purpose of loan:
This loan will be used to? OUR GRAND OPENING

My financial situation:
I am a good candidate for this loan because? I AM A HARD WORKING MAN

Monthly net income: $ 4,250.00

Monthly expenses: $
??Housing: $ 960.00
??Insurance: $ 127.00
??Car expenses: $ 570.00
??Utilities: $ 260.00
??Phone, cable, internet: $?90.00
??Food, entertainment: $ 250.00
??Clothing, household expenses $ 200.00
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425356
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,700.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	11.00%	Starting borrower rate/APR:	12.00% / 14.13%	Starting monthly payment:	$56.46

Auction yield range:	8.18% - 11.00%	Estimated loss impact:	6.73%
Lender servicing fee:	1.00%	Estimated return:	4.27%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Nov-2006	Debt/Income ratio:	Not calculated
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	5	Length of status:	3y 3m
Amount delinquent:	$0	Revolving credit balance:	$1,598	Occupation:	Student - College S...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	41%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	dollar-sorcerer3	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying of my credit cards
Purpose of loan:
1. Consolidate credit card debt, then?pay off all credit cards in 4 months.
2. Establish good borrower history on prosper.com

My financial situation:
I am a good candidate for this loan because?
1. I am always paying my debts off.
2.?My family?sponsors my education and I have income from?tutoring Russian language.???
3. I am an ambitious?finance major. I guess that should mean something :)
4. I have a 2004 Dodge Neon that I am looking to sell in few months?use the proceeds to pay down the loan.

Monthly net income: $
Allowance + Part-time Job?=$5400

Monthly expenses: $
??Housing: $600
??Insurance: $20
??Car expenses: $ 100
??Utilities: $ 0
??Phone, cable, internet: $ 60
??Food, entertainment: $?400
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 2800
??Other expenses: $ 2800
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425358
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.50%	Starting borrower rate/APR:	20.50% / 22.74%	Starting monthly payment:	$935.47

Auction yield range:	17.18% - 19.50%	Estimated loss impact:	19.09%
Lender servicing fee:	1.00%	Estimated return:	0.41%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Feb-1994	Debt/Income ratio:	12%
Credit score:	740-760 (Sep-2009)	Current / open credit lines:	8 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	7y 2m
Amount delinquent:	$0	Revolving credit balance:	$3,196	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	60%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	smart-marketplace	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating credit debt
Purpose of loan:
This loan will be used to?
We will use this money to pay off a 401K loan.My company was recently purchased and we changed 401k providers which means the loan amount must be paid by year end or we will have to recognize this money as taxable income.In addition, we wish to pay off the remainder of our credit card debts due to our interests rates being increased.My financial situation:
I am a good candidate for this loan because? we have been paying the 401k loan and the credit cards as required.? We have enough income to repay this loan on time.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425364
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.25%	Starting borrower rate/APR:	18.25% / 20.46%	Starting monthly payment:	$544.17

Auction yield range:	17.18% - 17.25%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.70%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Sep-1983	Debt/Income ratio:	32%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	15 / 13	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	40	Length of status:	3y 8m
Amount delinquent:	$94	Revolving credit balance:	$162,043	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	terrific-credit5	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Credit Cards
Purpose of loan:
This loan will be used to pay off some high interest credit cards.

My financial situation:
I am a good candidate for this loan because i have excellent credit and make a good living... my wife lost her job this year and we're doing what we can to cut costs and get by on the reduced household income until she finds new work.

Monthly net income: $ 9000.00

Monthly expenses: $
??Housing: $ 4000.00
??Insurance: $ --
??Car expenses: $ --
??Utilities: $ 300.00
??Phone, cable, internet: $ 300.00
??Food, entertainment: $ 800.00
??Clothing, household expenses $ 500.00
??Credit cards and other loans: $ 2000.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425374
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,400.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$153.80

Auction yield range:	14.18% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jul-2002	Debt/Income ratio:	Not calculated
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	2 / 2	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	4	Length of status:	0y 4m
Amount delinquent:	$0	Revolving credit balance:	$3,878	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	40%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	nourishing-loan5	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for college
Purpose of loan:
This loan will be used to pay for college. I am in a 6 year Law Program at University of Cincinnati. I really love it, its just I exhausted my student loan. I have very good credit and will pay back.

My financial situation:
I am a good candidate for this loan because I have good credit and will pay back.

Monthly net income: $ 4604

Monthly expenses: $ 2500
??Housing: $ 750
??Insurance: $ 108
??Car expenses: $ 75
??Utilities: $ 100
??Phone, cable, internet: $ 30
??Food, entertainment: $ 45
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 250
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425380
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 20.21%	Starting monthly payment:	$144.61

Auction yield range:	11.18% - 17.00%	Estimated loss impact:	10.40%
Lender servicing fee:	1.00%	Estimated return:	6.60%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jun-1987	Debt/Income ratio:	139%
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	7 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	5y 1m
Amount delinquent:	$0	Revolving credit balance:	$2,944	Occupation:	Food Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	58%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	tammyin1966	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off credit cards
Purpose of loan:
This loan will be used to?pay a?high interest credit card???

My financial situation:
I am a good candidate for this loan because??I am hard working and pay my bills on time.The interest rate on?my cards is 30%and I would like to get it to half that. I'm very responsible and of course I also have my husbands income to rely on also.

Monthly net income: $ $8,000 for me.My family income is $60,000 a year

Monthly expenses: $
??Housing: $ 1,850
??Insurance: $ 200????
??Car expenses: $ 575
??Utilities: $ 150
??Phone, cable, internet: $?190
??Food, entertainment: $ 200
??Clothing, household expenses $
??Credit cards and other loans: $ 400
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425398
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.38%	Starting borrower rate/APR:	28.38% / 32.02%	Starting monthly payment:	$63.17

Auction yield range:	11.18% - 27.38%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Oct-2004	Debt/Income ratio:	Not calculated
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	4	Length of status:	0y 7m
Amount delinquent:	$0	Revolving credit balance:	$1,668	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	79%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	nickel-microscope	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
green card cash
I need $1500 to pay for legal fees and government fees for my wife's green card application and work permit.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425404
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.33%	Starting borrower rate/APR:	12.33% / 14.47%	Starting monthly payment:	$200.23

Auction yield range:	4.18% - 11.33%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.19%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-1995	Debt/Income ratio:	18%
Credit score:	760-780 (Sep-2009)	Current / open credit lines:	11 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	10y 3m
Amount delinquent:	$0	Revolving credit balance:	$4,593	Occupation:	Attorney
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	31%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	MCTM77	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Finally paying of my credit card
Purpose of loan:
This loan will be used to pay off my credit card debt.? I ran up my credit cards while?I was attending?school.? I was working part-time and paying a large portion of my tuition as well as my?living expenses and I became a little too dependent on the credit cards to cover the basics.?? I have stopped using the cards and have been working hard for the last 3 years to pay it off completely but the monthly payments are high and it has been a struggle.?? I am hoping to get a loan here in order to pay off the final balance and be free of the credit card monster that has been over-shadowing my life for far too long.

My financial situation:
I am a good candidate for this loan because I am employed and have a steady income that will allow me to make the monthly payments for the life of the loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425410
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jul-1990	Debt/Income ratio:	21%
Credit score:	600-620 (Sep-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	33	Length of status:	4y 8m
Amount delinquent:	$811	Revolving credit balance:	$371	Occupation:	Executive
Public records last 12m / 10y:	1/ 1	Bankcard utilization:	82%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	39	Homeownership:	No
Inquiries last 6m:	3
Screen name:	randy1430	Borrower's state:	Georgia	Borrower's group:	BORROWERS - Free instant Listings - LARGEST GROUP
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	600-620 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	560-580 (Aug-2008) 540-560 (Dec-2006)
Principal balance:	$721.03	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
Factoring of Accounts Receivable
What will money be used for: Loan is to factor accounts receivable for my business.? "Factoring" basically means someone advances the money (Prosper) and I pay you back when the money is received.? My business has 7 part time employees and is certified by the SBA as an 8(a) business.? This means we have to submit financials and other business information each year to keep our certification.? We also have contracts with 2 State government agencies, 1 in GA and 1 in NY.? We have about $20,000 in receivables now, some from a Fortune 50 company and another from a county in NY.

Why do you need loan: Average collection time for our business is 25 days, which is very good; however we are implementing a telephone survey project for a county government in NY.? The project will result in a $15,000 receivable, but we obviously have to pay some of the employees first.? We have hired contractors to complete the project and we are 90% of the way there, but we could use the cushion to ensure we can pay them and not run into an issue.

Have had one other (current) loan on Prosper.

How will loan be repaid: Loan will be repaid when receivables come in for business.? All of the A/R is from current customers, each who has been with us for over 3 years so there is no danger of not being paid.? The business averages about $12,000/month in income now. As a backup, my wife works at a hospital and makes $80,000 salary.

Borrowers Financial Status: The poor information on my credit report is largely due to a defaulted Sallie Mae loan 2 years ago. The default has since been removed; however, the severe late payments are showing.? I had eight loans from Sallie Mae (4 semesters undergrad, 4 graduate).? I thought I had consolidated all of these and was sending a check to them each month.? In 2004, I received notice that I had defaulted on all four of my graduate loans. Evidently, they were not consolidated so Sallie Mae was expecting two checks each month.? I moved during that time, but still sent in payments with my SSN, which is account number.? Though I wasn't receiving statements, I didn't think it was that important since Sallie was being paid.? Because Sallie Mae considered this one payment, they show $0 paid on the other four for 5 years!? So 95% of the 39 delinquincies are for these 4 loans...120 days each month.? I have used more paper than you can imagine explaining the issue...all to no avail.? Couple other 30 day lates while we were moving to a credit conslidator last year..
Information in the Description is not verified.